1933 Act Reg. No. 33-88316

1940 Act File No. 811-8932

As filed with the Securities and Exchange Commission on January 28, 2016

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
POST-EFFECTIVE AMENDMENT NO. 93	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 95	☒

Artisan Partners Funds, Inc.

(Registrant)

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

Telephone Number: (414) 390-6100

Sarah A. Johnson Artisan Partners Funds, Inc. 875 East Wisconsin Avenue, Suite 800 Milwaukee, Wisconsin 53202	John M. Loder Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199
(Agents for Service)

Amending Parts A, B and C and filing Exhibits.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to rule 485(b)
☒	on February 1, 2016 pursuant to rule 485(b)
☐	60 days after filing pursuant to rule 485(a)(1)
☐	on pursuant to rule 485(a)(1)
☐	75 days after filing pursuant to rule 485(a)(2)
☐	on pursuant to rule 485(a)(2)

PROSPECTUS
Artisan Partners Funds

2016
February 1, 2016

	Share Class		
	Investor	Advisor	Institutional
Artisan Developing World Fund	ARTYX	APDYX	APHYX
Artisan Emerging Markets Fund	ARTZX	—	APHEX
Artisan Global Equity Fund	ARTHX	—	APHHX
Artisan Global Opportunities Fund	ARTRX	APDRX	APHRX
Artisan Global Small Cap Fund	ARTWX	—	—
Artisan Global Value Fund	ARTGX	APDGX	APHGX
Artisan High Income Fund	ARTFX	APDFX	—
Artisan International Fund	ARTIX	APDIX	APHIX
Artisan International Small Cap Fund	ARTJX	—	—
Artisan International Value Fund	ARTKX	APDKX	APHKX
Artisan Mid Cap Fund	ARTMX	APDMX	APHMX
Artisan Mid Cap Value Fund	ARTQX	APDQX	APHQX
Artisan Small Cap Fund	ARTSX	—	APHSX
Artisan Small Cap Value Fund	ARTVX	—	APHVX
Artisan Value Fund	ARTLX	APDLX	APHLX

ARTISAN PARTNERS

If you have any questions about any part of the prospectus or wish to obtain additional information about Artisan Partners Funds, please call 800.344.1770 or visit www.artisanpartners.com.

The Securities and Exchange Commission has not approved or disapproved any of the Funds' shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

ARTISAN DEVELOPING WORLD FUND
Investor – ARTYX Advisor – APDYX Institutional – APHYX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor	Institutional
Management Fees	1.05%	1.05%	1.05%
Distribution (12b-1) Fees	None	None	None
Other Expenses[1]	0.62	0.24	0.15
Total Annual Fund Operating Expenses	1.67	1.29	1.20
Fee Waiver and Expense Reimbursement[2]	0.17	0.00	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.50	1.29	1.20

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets of the Investor Share class, 1.40% of the average daily net assets of the Advisor Share class and 1.40% of the average daily net assets of the Institutional Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor	$153	$510
Advisor	$131	$409
Institutional	$122	$381

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period from the Fund’s inception on June 29, 2015 through September 30, 2015, the Fund’s portfolio turnover rate was 9.00% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities that offers exposure to developing world economies. In pursuit of this goal, the team generally invests substantially in companies domiciled in or economically tied to countries the team considers to have characteristics typical of the developing world. The team generally seeks to emphasize business value compounders, which it defines as financially sound, free cash flow generative companies with sound business models that are exposed to the growth potential of the developing world. The team may seek to mitigate currency volatility by emphasizing investments in countries and currencies that are less dependent on foreign capital. The team believes a portfolio of companies with these characteristics will be well positioned to deliver attractive risk-adjusted returns over the long term.

Under normal circumstances, the Fund invests substantially in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world. The team generally considers developing world to include countries that are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more markets in the developing world is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, the source of its revenues and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.

The Fund primarily invests in common stocks and other equity securities of all market capitalizations. The Fund also may invest in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund‘s prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Developing Markets Risks. Investment risks typically are greater in developing markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in developing market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Developing market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain developing markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•	Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

Performance information has not been presented because the Fund has not been in existence for a full calendar year as of the date of the Fund’s prospectus. Performance information may be obtained by calling 800.344.1770. Performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Manager:

Name	Title	Length of Service
Lewis S. Kaufman	Managing Director and Portfolio Manager, Artisan Partners	Since June 2015 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN EMERGING MARKETS FUND
Investor – ARTZX Institutional – APHEX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Institutional
Management Fees	1.05%	1.05%
Distribution (12b-1) Fees	None	None
Other Expenses	0.74	0.31
Total Annual Fund Operating Expenses	1.79	1.36
Fee Waiver and Expense Reimbursement[1]	0.29	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.50	1.36

[1]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets of each share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$153	$535	$943	$2,081
Institutional	$138	$431	$745	$1,635

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.03% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team seeks to invest in companies that it believes are uniquely positioned to benefit from the growth potential in emerging markets and possess a sustainable global competitive advantage.

•

Sustainable Earnings. The team believes that over the long-term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The team’s financial analysis of a company’s balance sheet, income statement and statement of cash flows focuses on identifying historical drivers of return on equity. The team’s strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

•

Risk Analysis. The team believes a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The team’s risk-rating assessment includes a review of country-appropriate macroeconomic risk factors to which a company is exposed.

•

Valuation. The team believes investment opportunities develop when businesses with sustainable earnings are under-valued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target for a company based on its assessment of the business’s sustainable earnings and risk analysis.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging and less developed markets. The Fund invests in common stocks and other equity securities of companies across a broad market capitalization range. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Institutional Shares has varied over time. The performance of Investor Shares of the Fund would be lower because of the higher expenses paid by Investor Shares of the Fund.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	38.34%	(quarter ended 6/30/09)
Worst Quarter	-30.65%	(quarter ended 12/31/08)

Average Annual Total Returns

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are shown only for Institutional Shares, and the after-tax returns for Investor Shares will vary from Institutional Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one- and five-year periods ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For periods prior to February 14, 2014, the performance shown below for the Fund’s Investor Shares is the performance of the Fund’s Advisor Shares. Effective February 14, 2014, the Fund’s Advisor Shares were redesignated as Investor Shares (the “Redesignation”). Because the fees and expenses of the Fund’s Investor Share class are the same as the fees and expenses of the Fund’s former Advisor Share class, the performance of the Fund’s Investor Shares would have been the same as the Fund’s Advisor Shares prior to the Redesignation.

For Periods Ended 12/31/2015

	1-Year	5-Year	Since Inception	Inception Date
Institutional Shares				6/26/06
Return before taxes	-12.62%	-7.60%	1.79%
Return after taxes on distributions	-12.62	-7.79	1.46
Return after taxes on distributions and sale of Fund shares	-7.14	-5.51	1.42
Investor Shares				6/2/08
Return before taxes	-12.53	-7.81	-5.73

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-14.92	-4.81	3.77	As of 6/26/06

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Manager:

Name	Title	Length of Service
Maria Negrete-Gruson	Managing Director and Portfolio Manager, Artisan Partners	Since June 2006 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Investor Shares	Institutional Shares
To open an account	$1,000	$1,000,000
To add to an account	No minimum	No minimum
Minimum balance required	$1,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances. If you held Advisor Shares of the Fund at the time of the Redesignation, you will not be subject to the minimum balance requirement noted above for the Fund’s Investor Shares.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN GLOBAL EQUITY FUND
Investor – ARTHX	Institutional – APHHX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Institutional[1]
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	None	None
Other Expenses	0.37	0.15
Total Annual Fund Operating Expenses	1.37	1.15
Fee Waiver and Expense Reimbursement[2]	0.00	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.37	1.15

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets of each share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$139	$434	$750	$1,646
Institutional	$117	$365	$633	$1,398

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78.44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a global (i.e., U.S. and non-U.S.) portfolio of companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

•

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’’s sustainable growth prospects and its current valuation.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics. The Fund may invest in securities both within and outside the U.S., including emerging and less developed markets. Securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).

The Fund invests in U.S. and non-U.S. companies of all market capitalizations.

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	16.38%	(quarter ended 9/30/10)
Worst Quarter	-16.84%	(quarter ended 9/30/11)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

			Since Inception 3/29/10

	1-Year	5-Year
Investor Shares
Return before taxes	1.13%	10.78%	11.87%
Return after taxes on distributions	0.47	9.78	10.94
Return after taxes on distributions and sale of Fund shares	0.90	8.30	9.29

MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	-2.36	6.09	6.91

[1]

Because the Fund’s Institutional Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares. Institutional Shares and Investor Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Institutional Shares will be different from the performance of Investor Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
Mark L. Yockey	Managing Director and Portfolio Manager, Artisan Partners	Since March 2010 (inception)
Charles-Henri Hamker	Managing Director and Portfolio Manager, Artisan Partners	Since January 2013
Andrew J. Euretig	Managing Director and Portfolio Manager, Artisan Partners	Since January 2013

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Investor Shares	Institutional Shares
To open an account	$1,000	$1,000,000
To add to an account	No minimum	No minimum
Minimum balance required	$1,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN GLOBAL OPPORTUNITIES FUND
Investor – ARTRX Advisor – APDRX Institutional – APHRX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor[1]	Institutional
Management Fees	0.89%	0.89%	0.89%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.30	0.25	0.06
Total Annual Fund Operating Expenses	1.19	1.14	0.95
Fee Waiver and Expense Reimbursement[2]	N/A	0.04	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.19	1.10	0.95

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.10% of the average daily net assets of the Advisor Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$121	$378	$654	$1,443
Advisor	$112	$358	$624	$1,383
Institutional	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of U.S. and non-U.S. growth companies across a broad capitalization range. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

•

Security Selection. The team seeks to identify companies that have franchise characteristics (e.g. low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

•

Capital Allocation. Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.

•

Broad Knowledge. The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

The Fund primarily invests in common stocks and other equity securities of U.S. and non-U.S. companies, including depositary receipts. The Fund’s investments in non-U.S. securities may include investments in developed markets, as well as emerging and less developed markets.

The U.S. companies in which the Fund invests generally have market capitalizations of at least $3 billion at the time of initial

13

purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	20.88%	(quarter ended 3/31/12)
Worst Quarter	-29.83%	(quarter ended 12/31/08)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	Since Inception	Inception Date
Investor Shares				9/22/08
Return before taxes	7.75%	10.70%	10.46%
Return after taxes on distributions	7.57	10.50	10.28
Return after taxes on distributions and sale of Fund shares	4.53	8.51	8.48
Institutional Shares				7/26/11
Return before taxes	8.01	N/A	10.20

MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	-2.36	6.09	5.52	As of 9/22/08

[1]

Because the Fund’s Advisor Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Institutional Shares. Advisor Shares and the Fund’s other shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Advisor Shares will be different from the performance of Investor Shares and Institutional Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
James D. Hamel	Managing Director and Lead Portfolio Manager, Artisan Partners	Since September 2008 (inception)
Matthew H. Kamm	Managing Director and Portfolio Manager, Artisan Partners	Since January 2010
Craigh A. Cepukenas	Managing Director and Portfolio Manager, Artisan Partners	Since September 2013
Jason L. White	Portfolio Manager, Artisan Partners	Since January 2011

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information

ARTISAN GLOBAL SMALL CAP FUND
Investor – ARTWX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Investor
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Investor
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.53
Total Annual Fund Operating Expenses	1.53
Fee Waiver and Expense Reimbursement[1]	0.03
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.50

[1]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the Fund’s average daily net assets. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$153	$480	$831	$1,821

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 89.66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a global portfolio of small-cap growth companies. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

•

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

The Fund invests in developed markets, as well as emerging and less developed markets. Investments in emerging and less developed markets are normally limited to no more than 50% of the Fund’s total assets at market value at the time of purchase. Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small U.S. and non-U.S. companies. A “small” company for this purpose is one with a market capitalization of less than $4 billion at the time of the Fund’s investment. Some of these non-U.S. companies, although small by U.S. standards, might rank among the largest in their countries by market capitalization. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in issuers from any single country other than the U.S. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•	Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	11.99%	(quarter ended 12/31/13)
Worst Quarter	-11.37%	(quarter ended 9/30/14)

Average Annual Total Returns

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	Since Inception 6/25/13
Investor Shares
Return before taxes	6.07%	5.29%
Return after taxes on distributions	6.07	5.11
Return after taxes on distributions and sale of Fund shares	3.43	4.05

MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	-2.36	7.56

MSCI ACWI (World Small Cap Index) Index (reflects no deduction for fees, expenses or taxes)	-1.04	8.13

Updated performance information may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
Mark L. Yockey	Managing Director and Portfolio Manager, Artisan Partners	Since June 2013 (inception)

Charles-Henri Hamker	Managing Director and Portfolio Manager, Artisan Partners	Since June 2013 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

Investor Shares
To open an account	$1,000
To add to an account	No minimum
Minimum balance required	$1,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN GLOBAL VALUE FUND
Investor – ARTGX	Advisor – APDGX	Institutional – APHGX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor[1]	Institutional
Management Fees	0.99%	0.99%	0.99%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.29	0.16	0.04
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Fund Operating Expenses	1.29	1.16	1.04
Fee Waiver and Expense Reimbursement[3]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.29	1.16	1.04

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2	“Acquired Fund Fees and Expenses” shown are for the fiscal year ended September 30, 2015 and are indirect expenses the Fund may incur from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

3	Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.20% of the average daily net assets of the Advisor Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$131	$409	$708	$1,556
Advisor	$118	$368	$638	$1,409
Institutional	$106	$331	$574	$1,271

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19.41% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued U.S. and non-U.S. companies. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.

The team’s investment process focuses on four key characteristics:

•

Undervaluation. Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•	Business Quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•

Financial Strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•	Shareholder-Oriented Management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including, diversification, risk management and liquidity).

The focus of the investment process is on individual companies, not on selection of countries or regions.

Under normal market conditions, the Fund primarily invests in common stocks and other equity securities, both within and outside the U.S. The Fund also may invest in emerging and less developed markets. From time to time, the team may conclude that a security other than an equity presents a more attractive risk/reward profile. So, the Fund may invest to a limited extent in debt securities (including lower-rated securities) and convertible debt securities of U.S. or non-U.S. issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).

The Fund invests in U.S. and non-U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, although the Fund may invest in a company with a lower market capitalization if it already holds a position in that company.

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level the team considers its intrinsic value.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Debt Securities Risks. The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security may fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the U.S. and outside the U.S. may affect the Fund’s debt investments unfavorably.

Debt securities in which the Fund invests may be rated below investment grade by the major rating agencies, or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.

•

Convertible Securities Risks. Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	22.60%	(quarter ended 6/30/09)
Worst Quarter	-18.12%	(quarter ended 12/31/08)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	Since Inception	Inception Date
Investor Shares				12/10/07
Return before taxes	-2.87%	9.95%	6.78%
Return after taxes on distributions	-4.14	9.24	6.25
Return after taxes on distributions and sale of Fund shares	-0.54	7.86	5.37
Institutional Shares				7/17/12
Return before taxes	-2.65	N/A	12.55
MSCI ACWI (All Country World Index) Index (reflects no deduction for fees, expenses or taxes)	-2.36	6.09	1.66	As of 12/10/07

[1]

Because the Fund’s Advisor Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Institutional Shares. Advisor Shares and the Fund’s other shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Advisor Shares will be different from the performance of Investor Shares and Institutional Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
Daniel J. O’Keefe	Managing Director and Lead Portfolio Manager, Artisan Partners	Since December 2007 (inception)
N. David Samra	Managing Director and Portfolio Manager, Artisan Partners	Since December 2007 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN HIGH INCOME FUND
Investor – ARTFX	Advisor – APDFX

INVESTMENT OBJECTIVE

The Fund seeks to provide total return through a combination of current income and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 90 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor
Management Fees	0.73%	0.73%
Distribution (12b-1) Fees	None	None
Other Expenses	0.36	0.20
Total Annual Fund Operating Expenses	1.09	0.93
Fee Waiver and Expense Reimbursement[1]	0.00	0.00
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.09	0.93

1	Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.25% of the average daily net assets of each share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$111	$347	$601	$1,329
Advisor	$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 91.33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics. The Fund employs a fundamental investment process to construct a diversified portfolio of attractively valued high yield corporate bonds (often referred to as “junk bonds”) and secured and unsecured loans, including, without limitation, bridge financing, senior and subordinated loans, delayed funding loans and revolving credit facilities, and loan participations and assignments.

The Fund’s investment team’s research process has four primary pillars:

•

Business Quality. The team uses a variety of sources to understand an issuer’s business model resiliency. The team analyzes the general health of the industry in which an issuer operates, the issuer’s competitive position, the dynamics of industry participants, and the decision-making history of the issuer’s management.

•

Financial Strength and Flexibility. The team believes that analyzing the history and trend of free cash flow generation is critical to understanding an issuer’s financial health. The team’s financial analysis also considers an issuer’s capital structure, refinancing options, financial covenants, amortization schedules and overall financial transparency.

•

Downside Analysis. The team believes that credit instruments by their nature have an asymmetric risk profile. The risk of loss is often greater than the potential for gain, particularly when looking at below investment grade issuers. The team seeks to manage this risk with what it believes to be conservative financial projections that account for industry position, competitive dynamics and positioning within the capital structure.

•

Value Identification. The team uses multiple metrics to determine the value of an investment opportunity. The team looks for credit improvement potential, relative value within an issuer’s capital structure, catalysts for business improvement and potential value stemming from market or industry dislocations.

Under normal circumstances, the Fund will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality. The Fund may invest a significant portion of its assets in high-yield securities that are rated in the lower rating categories by one or more NRSRO (for example, CCC or lower by S&P or Fitch or Caa or lower by Moody’s) or, if unrated, are determined by Artisan Partners to be of comparable quality.

The Fund may invest without limit in securities and other instruments of U.S. and non-U.S. issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund may invest in private placements and other restricted securities.

In addition to high yield corporate bonds and loans, the Fund also may invest in other corporate fixed income instruments of varying maturities, including fixed-, variable- and floating-rate bonds, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities, as well as credit default swaps and other derivatives related to, referencing or with similar economic characteristics to corporate fixed income instruments. The Fund also may invest in debt obligations issued by governments (including, without limitation, obligations issued or guaranteed by the U.S. government) and/or their agencies and instrumentalities.

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Debt Securities Risks. The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk and high yield securities (“junk bond”) risk, as described below.

•

Credit Risk. An issuer or counterparty may fail to pay its obligations to the Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes.

•

High Yield Securities (“Junk Bond”) Risk. Fixed income instruments rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.

•

Interest Rate Risk. The values of debt instruments held by the Fund may fall in response to increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. Given the current historically low interest rate environment, risks associated with rising rates are heightened. If interest rates rise, repayments of principal on certain debt securities, including loans, may occur at a slower rate than expected and the expected length of repayment of those securities could increase as a result.

•

Loan Risk. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, the credit risk of nonpayment of principal and interest. In addition, in many cases loans are subject to the risks associated with below investment grade securities. Because there is typically limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the team’s portfolio management team. The Fund may invest in loans made in connection with highly leveraged transactions, which are subject to greater credit and liquidity risks than other types of loans. Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan or could recover nothing of what it is owed on the loan. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. Investments in loans may be difficult to value and may be illiquid, including due to legal or contractual restrictions on resale. Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans.

•

Liquidity Risk. Liquidity risk is the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

Leverage Risk. Certain transactions, including, for example, the use of certain derivatives, such as credit default swaps, entering into certain loan transactions that entail an obligation by the Fund to extend credit in the future, such as revolving credit facilities, and the purchase of when-issued and delayed-delivery securities can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.

•

Stressed and Distressed Instruments Risk. Investments in the securities of financially stressed or distressed issuers involve substantial risks, including the risk that all or a portion of principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. As with any issuer, the team’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

•

Credit Default Swap Risk. The Fund’s investments in credit default swaps are subject to the risk that such investments cannot be closed out at a favorable time or price, or will increase the Fund’s volatility. The use of credit default swaps may create investment leverage. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly. For example, when the Fund acts as a seller of credit default swap protection, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer up to the full notional value of the reference obligation. A buyer of credit default swap protection generally will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. In addition, each party to a credit default swap agreement is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due).

•

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to the Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Private Placement and Restricted Securities Risk. In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.

•	Valuation Risk. The valuation of certain of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that reflects their market value or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	3.08%	(quarter ended 3/31/15)
Worst Quarter	-2.18%	(quarter ended 9/30/15)

Average Annual Total Returns

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	Since Inception 3/19/14
Investor Shares
Return before taxes	0.99%	1.66%
Return after taxes on distributions	-1.97	-1.06
Return after taxes on distributions and sale of Fund shares	0.60	0.08
Advisor Shares
Return before taxes	1.18	1.80

BofA Merrill Lynch U.S. High Yield Master II Total Return Index (reflects no deduction for fees, expenses or taxes)	-4.64	-2.75

Updated performance information may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Manager:

Name	Title	Length of Service
Bryan C. Krug	Portfolio Manager, Artisan Partners	Since March 2014 (inception)

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Investor Shares	Advisor Shares
To open an account	$1,000	$250,000
To add to an account	No minimum	No minimum
Minimum balance required	$1,000	$250,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN INTERNATIONAL FUND
Investor – ARTIX	Advisor – APDIX	Institutional – APHIX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor[1]	Institutional
Management Fees	0.92%	0.92%	0.92%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.25	0.10	0.03
Total Annual Fund Operating Expenses	1.17	1.02	0.95
Fee Waiver and Expense Reimbursement[2]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.17	1.02	0.95

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.07% of the average daily net assets of the Advisor Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$119	$372	$644	$1,420
Advisor	$104	$325	$563	$1,248
Institutional	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.02% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of non-U.S. growth companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

•

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

The Fund invests primarily in developed markets but also may invest up to 35% of the Fund’s total assets at market value at the time of purchase in emerging and less developed markets. Under normal market conditions, the Fund is substantially fully invested in common stocks and similar securities, and invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies. There are no restrictions on the size of the companies in which the Fund may invest. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	23.00%	(quarter ended 6/30/09)
Worst Quarter	-22.13%	(quarter ended 9/30/08)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					12/28/95
Return before taxes	-3.85%	6.75%	5.05%	9.26%
Return after taxes on distributions	-3.95	6.55	4.45	8.36
Return after taxes on distributions and sale of Fund shares	-2.10	5.31	4.16	7.73
Institutional Shares					7/1/97
Return before taxes	-3.63	6.99	5.29	8.05

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.81	3.60	3.03	4.42	As of 12/28/95

MSCI ACWI (All Country World Index) ex USA Index (reflects no deduction for fees, expenses or taxes)[2]	-5.66	1.06	2.92	4.69	As of 12/28/95

[1]

Because the Fund’s Advisor Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Institutional Shares. Advisor Shares and the Fund’s other shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Advisor Shares will be different from the performance of Investor Shares and Institutional Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

[2]	MSCI ACWI ex USA Index performance represents linked performance data for the MSCI ACWI ex USA (Gross) Index from inception to 12/31/2000 and the MSCI ACWI ex USA (Net) Index from 1/1/2001 forward.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
Mark L. Yockey	Managing Director and Portfolio Manager, Artisan Partners	Since December 1995 (inception)
Charles-Henri Hamker	Managing Director and Associate Portfolio Manager, Artisan Partners	Since February 2012
Andrew J. Euretig	Managing Director and Associate Portfolio Manager, Artisan Partners	Since February 2012

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN INTERNATIONAL SMALL CAP FUND
Investor – ARTJX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

Investor
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Investor
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses	0.27
Total Annual Fund Operating Expenses	1.52

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$155	$480	$829	$1,813

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.84% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of small non-U.S. growth companies. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

•

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

The Fund invests in developed markets, as well as emerging and less developed markets. Investments in emerging and less developed markets are limited to no more than 50% of the Fund’s total assets at market value at the time of purchase. Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. A “small” company for this purpose is one with a market capitalization of less than $4 billion at the time of the Fund’s investment. Some of these companies, although small by U.S. standards, might rank among the largest in their countries by market capitalization. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Risks of Emphasizing a Region, Country, Sector, or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	34.35%	(quarter ended 6/30/09)
Worst Quarter	-27.18%	(quarter ended 9/30/08)

Average Annual Total Returns

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception 12/21/01
Investor Shares
Return before taxes	11.02%	7.58%	7.79%	12.81%
Return after taxes on distributions	10.16	6.74	6.68	11.53
Return after taxes on distributions and sale of Fund shares	6.94	5.94	6.29	10.79

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.81	3.60	3.03	5.77

MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)	9.59	6.32	4.55	10.22

Updated performance information may be obtained by calling 800.344.1770 or visiting www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership (“Artisan Partners”)

Portfolio Managers:

Name	Title	Length of Service
Mark L. Yockey	Managing Director and Portfolio Manager, Artisan Partners	Since December 2001 (inception)
Charles-Henri Hamker	Managing Director and Portfolio Manager, Artisan Partners	Since February 2012

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

Investor Shares
To open an account	$1,000
To add to an account	No minimum
Minimum balance required	$1,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN INTERNATIONAL VALUE FUND
Investor – ARTKX	Advisor – APDKX	Institutional – APHKX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor[1]	Institutional
Management Fees	0.93%	0.93%	0.93%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.24	0.10	0.03
Acquired Fund Fees and Expenses[2]	0.04	0.04	0.04
Total Annual Fund Operating Expenses	1.21	1.07	1.00
Fee Waiver and Expense Reimbursement[3]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.21	1.07	1.00

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

“Acquired Fund Fees and Expenses” shown are for the fiscal year ended September 30, 2015 and are indirect expenses the Fund may incur from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

[3]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.06% of the average daily net assets of the Advisor Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$123	$384	$665	$1,466
Advisor	$109	$340	$590	$1,306
Institutional	$102	$318	$552	$1,225

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.74% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued non-U.S. companies of all sizes. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.

The team’s investment process focuses on four key characteristics:

•

Undervaluation. Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•	Business Quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•

Financial Strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•	Shareholder-Oriented Management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including, diversification, risk management and liquidity).

The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 80% of its total assets

(excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-U.S. companies. The Fund invests primarily in developed markets but also may invest in emerging and less developed markets. The Fund may invest in companies of any size. The Fund also may invest to a limited extent in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names by issuers). The Fund invests primarily in equity securities but, from time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. So, the Fund may invest to a limited extent in debt securities (including lower-rated securities) and convertible debt securities of U.S. and non-U.S. issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Emerging Markets Risks. Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level the team considers its intrinsic value.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Participation Certificates Risks. Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.

•

Debt Securities Risks. The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security may fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the U.S. and outside the U.S. may affect the Fund’s debt investments unfavorably.

Debt securities in which the Fund invests may be rated below investment grade by the major rating agencies, or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.

•

Convertible Securities Risks. Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	25.88%	(quarter ended 6/30/09)
Worst Quarter	-17.81%	(quarter ended 9/30/11)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					9/23/02
Return before taxes	-1.75%	7.77%	7.97%	13.23%
Return after taxes on distributions	-3.07	6.65	7.00	12.30
Return after taxes on distributions and sale of Fund shares	0.16	6.07	6.38	11.24
Institutional Shares					10/1/06
Return before taxes	-1.49	7.98	N/A	6.64

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	-0.81	3.60	3.03	7.84	As of 9/23/02

MSCI EAFE Value Index (reflects no deduction for fees, expenses or taxes)	-5.68	2.55	1.96	7.63	As of 9/23/02

[1]

Because the Fund’s Advisor Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Institutional Shares. Advisor Shares and the Fund’s other shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Advisor Shares will be different from the performance of Investor Shares and Institutional Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
N. David Samra	Managing Director and Lead Portfolio Manager, Artisan Partners	Since September 2002 (inception)
Daniel J. O’Keefe	Managing Director and Portfolio Manager, Artisan Partners	Since October 2006

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN MID CAP FUND
Investor – ARTMX	Advisor – APDMX	Institutional – APHMX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor[1]	Institutional
Management Fees	0.93%	0.93%	0.93%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.26	0.12	0.02
Total Annual Fund Operating Expenses	1.19	1.05	0.95
Fee Waiver and Expense Reimbursement[2]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.19	1.05	0.95

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.10% of the average daily net assets of the Advisor Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$121	$378	$654	$1,443
Advisor	$107	$334	$579	$1,283
Institutional	$97	$303	$525	$1,166

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51.39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of U.S. mid-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

•

Security Selection. The team seeks to identify companies that have franchise characteristics (e.g. low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

•

Capital Allocation. Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.

•

Broad Knowledge. The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in the Index. The Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index.

The Fund may invest in the securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. The Fund’s maximum investment in those securities, including, without limitation, depositary receipts, is 10% of the Fund’s total assets at market value at the time of purchase.

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	20.83%	(quarter ended 3/31/12)
Worst Quarter	-28.21%	(quarter ended 12/31/08)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					6/27/97
Return before taxes	2.17%	11.66%	9.81%	13.60%
Return after taxes on distributions	-1.20	9.84	8.40	12.18
Return after taxes on distributions and sale of Fund shares	4.09	9.30	7.99	11.52
Institutional Shares					7/1/00
Return before taxes	2.42	11.95	10.09	7.82
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-2.44	11.44	8.00	9.33	As of 6/27/97

Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	-0.20	11.54	8.16	7.91	As of 6/27/97

[1]

Because the Fund’s Advisor Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Institutional Shares. Advisor Shares and the Fund’s other shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Advisor Shares will be different from the performance of Investor Shares and Institutional Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
Matthew H. Kamm	Managing Director and Lead Portfolio Manager, Artisan Partners	Since January 2010
James D. Hamel	Managing Director and Portfolio Manager, Artisan Partners	Since October 2001
Craigh A. Cepukenas	Managing Director and Portfolio Manager, Artisan Partners	Since September 2013
Jason L. White	Portfolio Manager, Artisan Partners	Since January 2011

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN MID CAP VALUE FUND
Investor – ARTQX	Advisor – APDQX	Institutional – APHQX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor[1]	Institutional
Management Fees	0.93%	0.93%	0.93%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.26	0.12	0.03
Total Annual Fund Operating Expenses	1.19	1.05	0.96
Fee Waiver and Expense Reimbursement[2]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.19	1.05	0.96

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.09% of the average daily net assets of the Advisor Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$121	$378	$654	$1,443
Advisor	$107	$334	$579	$1,283
Institutional	$98	$306	$531	$1,178

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of medium-sized U.S. companies. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

•

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

•

Sound Financial Condition. The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index. The Fund will generally not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell Midcap® Index as of the most recent calendar year-end (between $382.8 million and $30.4 billion as of December 31, 2015).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level the team considers its intrinsic value.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	20.59%	(quarter ended 6/30/09)
Worst Quarter	-22.92%	(quarter ended 12/31/08)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					3/28/01
Return before taxes	-9.89%	8.05%	7.03%	9.92%
Return after taxes on distributions	-13.22	6.04	5.58	8.75
Return after taxes on distributions and sale of Fund shares	-2.61	6.53	5.70	8.36
Institutional Shares					2/1/12
Return before taxes	-9.68	N/A	N/A	7.23

Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	-2.44	11.44	8.00	9.17	As of 3/28/01

Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	-4.78	11.25	7.61	9.65	As of 3/28/01

1	Because the Fund’s Advisor Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Institutional Shares. Advisor Shares and the Fund’s other shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Advisor Shares will be different from the performance of Investor Shares and Institutional Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
James C. Kieffer	Managing Director and Portfolio Manager, Artisan Partners	Since November 2001
Scott C. Satterwhite	Managing Director and Portfolio Manager, Artisan Partners	Since November 2001
George O. Sertl, Jr.	Managing Director and Portfolio Manager, Artisan Partners	Since May 2006
Daniel L. Kane	Portfolio Manager, Artisan Partners	Since February 2012

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN SMALL CAP FUND
Investor – ARTSX	Institutional – APHSX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Institutional
Management Fees	0.96%	0.96%
Distribution (12b-1) Fees	None	None
Other Expenses	0.27	0.06
Total Annual Fund Operating Expenses	1.23	1.02

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$125	$390	$676	$1,489
Institutional	$104	$325	$563	$1,248

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of U.S. small-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

•

Security Selection. The team seeks to identify companies that have franchise characteristics (e.g. low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

•

Capital Allocation. Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.

•

Broad Knowledge. The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund defines a small company as one with a market capitalization less than three times the weighted average market capitalization of companies in the Russell 2000® Index. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $14.8 million and $6.4 billion as of December 31, 2015).

The Fund may invest in the securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. The Fund’s maximum investment in those securities, including, without limitation, depositary receipts, is 10% of the Fund’s total assets at market value at the time of purchase.

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Growth Investing Risks. Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	26.91%	(quarter ended 6/30/09)
Worst Quarter	-27.74%	(quarter ended 12/31/08)

Average Annual Total Returns

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					3/28/95
Return before taxes	0.34%	12.38%	6.79%	8.43%
Return after taxes on distributions	-1.82	11.89	6.28	7.48
Return after taxes on distributions and sale of Fund shares	2.02	9.92	5.42	6.78
Institutional Shares					5/7/12
Return before taxes	0.58	N/A	N/A	12.00

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41	9.19	6.80	8.80	As of 3/28/95

Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-1.38	10.67	7.95	7.16	As of 3/28/95

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership (“Artisan Partners”)

Portfolio Managers:

Name	Title	Length of Service
Craigh A. Cepukenas	Managing Director and Lead Portfolio Manager, Artisan Partners	Since September 2004
James D. Hamel	Managing Director and Portfolio Manager, Artisan Partners	Since October 2009
Matthew H. Kamm	Managing Director and Portfolio Manager, Artisan Partners	Since January 2010
Jason L. White	Portfolio Manager, Artisan Partners	Since January 2011

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Institutional Shares
To open an account	$1,000	$1,000,000
To add to an account	No minimum	No minimum
Minimum balance required	$1,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN SMALL CAP VALUE FUND
Investor – ARTVX	Institutional – APHVX

INVESTMENT OBJECTIVE

The Fund seeks long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Exchange Fee	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Institutional
Management Fees	0.98%	0.98%
Distribution (12b-1) Fees	None	None
Other Expenses	0.28	0.07
Acquired Fund Fees and Expenses[1]	0.01	0.01
Total Annual Fund Operating Expenses	1.27	1.06

[1]

“Acquired Fund Fees and Expenses” shown are for the fiscal year ended September 30, 2015 and are indirect expenses the Fund may incur from investing in an investment company (acquired fund). To the extent that the Fund invests in acquired funds, Total Annual Fund Operating Expenses in the table above will not correlate to the ratio of expenses to average net assets shown in the “Financial Highlights” in the Fund’s statutory prospectus, since the Financial Highlights reflect the operating expenses of the Fund and do not include fees and expenses of acquired funds.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$129	$403	$697	$1,534
Institutional	$108	$337	$585	$1,294

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of small-cap U.S. companies. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

•

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

•

Sound Financial Condition. The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund defines a small company as one with a market capitalization less than three times the weighted average market capitalization of companies in the Russell 2000® Index. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $14.8 million and $6.4 billion as of December 31, 2015).

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level the team considers its intrinsic value.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	22.16%	(quarter ended 9/30/09)
Worst Quarter	-24.21%	(quarter ended 12/31/08)

Average Annual Total Returns

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one- and five-year periods ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	10-Year	Since Inception	Inception Date
Investor Shares					9/29/97
Return before taxes	-12.50%	1.13%	4.06%	8.17%
Return after taxes on distributions	-16.32	-1.26	2.13	6.32
Return after taxes on distributions and sale of Fund shares	-3.69	1.14	3.33	6.65
Institutional Shares					2/1/12
Return before taxes	-12.40	N/A	N/A	0.43

Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	-4.41	9.19	6.80	6.57	As of 9/29/97

Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-7.47	7.67	5.57	7.52	As of 9/29/97

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership (“Artisan Partners”)

Portfolio Managers:

Name	Title	Length of Service
Scott C. Satterwhite	Managing Director and Portfolio Manager, Artisan Partners	Since September 1997 (inception)
James C. Kieffer	Managing Director and Portfolio Manager, Artisan Partners	Since July 2000
George O. Sertl, Jr.	Managing Director and Portfolio Manager, Artisan Partners	Since May 2006
Daniel L. Kane	Portfolio Manager, Artisan Partners	Since February 2012

PURCHASE AND SALE OF FUND SHARES

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

Minimum Investments:

	Investor Shares	Institutional Shares
To open an account	$1,000	$1,000,000
To add to an account	No minimum	No minimum
Minimum balance required	$1,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ARTISAN VALUE FUND
Investor – ARTLX	Advisor – APDLX	Institutional – APHLX

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Investor	Advisor	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Exchange Fee	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investor	Advisor[1]	Institutional
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.30	0.12	0.05
Total Annual Fund Operating Expenses	1.00	0.82	0.75
Fee Waiver and Expense Reimbursement[2]	N/A	0.00	N/A
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.00	0.82	0.75

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year.

[2]

Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan Partners”) has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 0.88% of the average daily net assets of the Advisor Share class. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

EXPENSE EXAMPLE

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor	$102	$318	$552	$1,225
Advisor	$84	$262	$455	$1,014
Institutional	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74.07% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

•

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

•

Sound Financial Condition. The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund may invest up to 25% of its total assets at market value at the time of purchase in common stocks and other equity securities of non-U.S. companies (including depositary receipts) and securities trading on non-U.S. exchanges. The Fund’s investments in non-U.S. securities may include investments in developed markets, as well as emerging and less developed markets.

The Fund invests in common stocks and other equity securities of companies across a broad capitalization range. The Fund will invest in U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest.

PRINCIPAL RISKS

Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:

•

Market Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

•

Small and Medium-Sized Company Risks. Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

•

Value Investing Risks. Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level the team considers its intrinsic value.

•

Foreign Investing Risks. Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

•

Currency Risks. Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•

Risks of Emphasizing a Region, Country, Sector or Industry. If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

•

Impact of Actions by Other Shareholders. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.

•

Operational and Cybersecurity Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

PERFORMANCE

This section provides some indication of the risks of investing in the Fund. The following bar chart shows how the performance of the Fund’s Investor Shares has varied over time.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

Calendar Year by Year Total Returns

Best Quarter	22.76%	(quarter ended 6/30/09)
Worst Quarter	-24.29%	(quarter ended 12/31/08)

Average Annual Total Returns1

(For Periods Ended 12/31/2015)

The following table shows the average annual total returns (before and after taxes) and the change in value of two broad-based market indices over various periods ended December 31, 2015. The index information is intended to permit you to compare the Fund’s performance to broad measures of market performance.

After-tax returns are shown only for Investor Shares, and the after tax returns for Advisor Shares and Institutional Shares will vary from Investor Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

The “Return after taxes on distributions and sale of Fund shares” for the one-year period ended December 31, 2015 is greater than the “Return before taxes” because you are assumed to be able to use any capital loss realized on the sale of Fund shares to offset other taxable capital gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-advantaged account, or to investors who are tax-exempt.

For Periods Ended 12/31/2015

	1-Year	5-Year	Since Inception	Inception Date
Investor Shares				3/27/06
Return before taxes	-9.10%	7.54%	4.69%
Return after taxes on distributions	-11.07	6.31	3.75
Return after taxes on distributions and sale of Fund shares	-3.33	5.94	3.65
Institutional Shares				7/26/11
Return before taxes	-8.83	N/A	6.32

Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	0.92	12.44	7.07	As of 3/27/06

Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	-3.83	11.27	5.62	As of 3/27/06

[1]

Because the Fund’s Advisor Shares have not been offered for a full calendar year, the information provided represents the performance of the Fund’s Investor Shares and Institutional Shares. Advisor Shares and the Fund’s other shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. The performance of the Advisor Shares will be different from the performance of Investor Shares and Institutional Shares because the Total Annual Fund Operating Expenses associated with each class will be different.

Updated performance information may be obtained by calling 800.344.1770. Updated performance information for Investor and Advisor Shares is also available at www.artisanpartners.com.

PORTFOLIO MANAGEMENT

Investment Adviser:

Artisan Partners Limited Partnership

Portfolio Managers:

Name	Title	Length of Service
George O. Sertl, Jr.	Managing Director and Portfolio Manager, Artisan Partners	Since March 2006 (inception)
James C. Kieffer	Managing Director and Portfolio Manager, Artisan Partners	Since March 2006 (inception)
Scott C. Satterwhite	Managing Director and Portfolio Manager, Artisan Partners	Since March 2006 (inception)
Daniel L. Kane	Portfolio Manager, Artisan Partners	Since February 2012

PURCHASE AND SALE OF FUND SHARES

Minimum Investments:

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum
Minimum balance required	$1,000	$250,000	$1,000,000

The Fund may reduce or waive the minimum investment amounts under certain circumstances.

You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require Medallion guarantees.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Investor Shares or Advisor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

The following supplements the information regarding each Fund’s investment objective and principal investment strategies set forth in the “Fund Summaries.” The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Investors in a Fund will receive at least 30 days’ prior written notice of implementation of any such change in the Fund’s investment objective.

For purposes of testing compliance with a Fund’s investment restrictions, Artisan Partners generally considers an issuer to be from a particular country as designated by its securities information vendors.

ARTISAN DEVELOPING WORLD FUND

Artisan Developing World Fund seeks long-term capital appreciation.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities that offers exposure to developing world economies. In pursuit of this goal, the team generally invests substantially in companies domiciled in or economically tied to countries the team considers to have characteristics typical of the developing world. The team generally seeks to emphasize business value compounders, which it defines as financially sound, free cash flow generative companies with sound business models that are exposed to the growth potential of the developing world. The team may seek to mitigate currency volatility by emphasizing investments in countries and currencies that are less dependent on foreign capital. The team believes a portfolio of companies with these characteristics will be well positioned to deliver attractive risk-adjusted returns over the long term.

Under normal circumstances, the Fund invests substantially in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world. The team generally considers developing world to include countries that are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more markets in the developing world is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, the source of its revenues and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 15% of its total assets in cash.

The Fund primarily invests in common stocks and other equity securities of all market capitalizations. The Fund also may invest in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund’s portfolio typically includes investments that are traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. In certain circumstances the Fund may hedge its direct or indirect exposure to a particular currency to mitigate currency volatility or because it believes a currency is overvalued. The Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team believes the investment thesis for the original purchase is no longer valid, more attractive opportunities are identified, the security is approaching the team’s valuation estimate, or due to political or currency risk.

The Fund may invest without limit in the securities of U.S. and non-U.S. issuers, and is not subject to any asset allocation guidelines requiring diversification based on country or geographical region.

ARTISAN EMERGING MARKETS FUND

Artisan Emerging Markets Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental research process to construct a diversified portfolio of emerging market companies. The team seeks to invest in companies that it believes are uniquely positioned to benefit from the growth potential in emerging markets and possess a sustainable global competitive advantage.

•

Sustainable Earnings. The team believes that over the long-term a stock’s price is directly related to the company’s ability to deliver sustainable earnings. The team determines a company’s sustainable earnings based upon financial and strategic analyses. The team’s financial analysis of a company’s balance sheet, income statement and statement of cash flows focuses on identifying historical drivers of return on equity. The team’s strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.

•

Risk Analysis. The team believes a disciplined risk framework allows greater focus on fundamental stock selection. The team incorporates its assessment of company-specific and macroeconomic risks into its valuation analysis to develop a risk-adjusted target price. The team’s risk-rating assessment includes a review of country-appropriate macroeconomic risk factors to which a company is exposed.

•

Valuation. The team believes investment opportunities develop when businesses with sustainable earnings are undervalued relative to peers and historical industry, country and regional valuations. The team values a business and develops a price target for a company based on its assessment of the business’s sustainable earnings and risk analysis.

The Fund invests primarily in companies domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging and less developed markets. Those are markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Under normal market conditions, the Fund typically limits the percentage of its total assets invested in any single country that is included in the Fund’s benchmark, the MSCI Emerging Markets Index, to no more than 10% above that country’s weighting in the benchmark, measured at the time of purchase, and to no less than 10% below that country’s weighting in the benchmark. Under normal market conditions, the maximum investment in any single country that is not included in the Fund’s benchmark is typically 10% of the Fund’s total assets, measured at the time of purchase. The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered, or whose primary business activities or principal trading markets are in emerging and less developed markets. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund invests in common stocks and other equity securities of companies across a broad market capitalization range. The Fund tries to maintain a cash position of no more than 5% of its total assets, although it is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. As a result, the Fund may at times hold more than 5% of its total assets in cash. The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its direct or indirect exposure to a particular currency to mitigate currency volatility or because it believes a currency is overvalued. The Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy and sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team thinks the security has achieved its valuation target, fundamentals or competitive advantages have deteriorated or more attractive alternatives are identified.

ARTISAN GLOBAL EQUITY FUND

Artisan Global Equity Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a global (i.e., U.S. and non-U.S.) portfolio of companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

•

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund may invest in securities both within and outside the U.S., including emerging and less developed markets. Securities in which the Fund may invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund may invest up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in companies from any single country other than the U.S. The Fund invests in U.S. and non-U.S. companies of all market capitalizations.

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund tries to maintain a cash position of no more than 10% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 10% of its total assets in cash.

The Fund invests a significant portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund’s exposure to a particular currency that the team believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency to mitigate currency volatility or because the Fund believes a currency is overvalued. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, a company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN GLOBAL OPPORTUNITIES FUND

Artisan Global Opportunities Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of U.S. and non-U.S. growth companies across a broad capitalization range. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

•

Security Selection. The team seeks to identify companies that have franchise characteristics (e.g. low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

•

Capital Allocation. Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.

•

Broad Knowledge. The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

The Fund primarily invests in common stocks and other equity securities of U.S. and non-U.S. companies, including depositary receipts. The Fund’s investments in non-U.S. securities may include investments in developed markets, as well as emerging and less developed markets. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in companies from any single country other than the U.S.

The U.S. companies in which the Fund invests generally have market capitalizations of at least $3 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest.

The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its total assets in securities of a single issuer, measured at the time of purchase. As to the other 25% of its total assets, the Fund will not invest more than 10% of its total assets, at the time of purchase, in the securities of a single issuer. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 15% of its total assets in cash.

The Fund may buy or sell non-U.S. currencies to facilitate transactions in portfolio securities of non-U.S. companies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund’s direct or indirect exposure to a particular currency may be hedged if the Fund has, or is initiating, positions (including through, among other positions, participation certificates or depositary receipts) in securities traded in that currency to mitigate currency volatility or because the Fund believes a currency is overvalued. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN GLOBAL SMALL CAP FUND

Artisan Global Small Cap Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a global portfolio of small-cap growth companies. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

•

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

The Fund invests in developed markets, as well as emerging and less developed markets. Investments in emerging and less developed markets are normally limited to no more than 50% of the Fund’s total assets at market value at the time of purchase. The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small U.S. and non-U.S. companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. A “small” company for this purpose is one with a market capitalization of less than $4 billion at the time of the Fund’s investment. Some of the non-U.S. companies in which the Fund invests, although small by U.S. standards, might rank among the largest in their countries by market capitalization. The Fund may invest up to 20% of its net assets in larger companies. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold a stock even if the company grows beyond the $4 billion capitalization level. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in issuers from any single country other than the U.S. The Fund’s portfolio is constructed without regard to index weightings. The Fund tries to maintain a cash position of no more than 10% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 10% of its total assets in cash.

The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund’s non-U.S. investments generally are traded in, or linked to securities traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in those portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund’s direct or indirect exposure to a particular currency may be hedged if the Fund has, or is initiating, positions in securities traded in that currency to mitigate currency volatility or because the Fund believes a currency is overvalued. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy and sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN GLOBAL VALUE FUND

Artisan Global Value Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued U.S. and non-U.S. companies. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.

The team’s investment process focuses on four key characteristics:

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Undervaluation. Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•	Business Quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

•

Financial Strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•	Shareholder-Oriented Management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including, diversification, risk management and liquidity).

The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund primarily invests in common stocks and other equity securities, both within and outside the U.S. From time to time, the team may conclude that a security other than an equity presents a more attractive risk/reward profile. So, the Fund may invest up to an aggregate of 10% of its total assets at market value at the time of purchase in debt securities (including lower-rated securities) and convertible debt securities of U.S. or non-U.S. issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity. The Fund may invest up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets. The Fund does not invest more than 35% of its total assets at market value at the time of purchase in companies from any single country other than the U.S. The Fund invests in U.S. and non-U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, although the Fund may invest in a company with a lower market capitalization if it already holds a position in that company.

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result, the Fund may at times hold more than 15% of its total assets in cash.

The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund invests a significant portion of its assets in securities that are traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund’s exposure to a particular currency that the team believes is overvalued may be hedged if the Fund has, or is initiating, positions in securities traded in that currency to mitigate currency volatility or because the Fund believes a currency is overvalued. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund generally will sell when the security price approaches or exceeds the team’s estimate of intrinsic value. The Fund also may sell if changing circumstances make the team change its assessment of the company’s intrinsic value or more attractive alternatives are identified.

ARTISAN HIGH INCOME FUND

Artisan High Income Fund seeks to provide total return through a combination of current income and capital appreciation.

The Fund seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics. The Fund employs a fundamental investment process to construct a diversified portfolio of attractively valued high yield corporate bonds (often referred to as “junk bonds”) and secured and unsecured loans, including, without limitation, bridge financing, senior and subordinated loans, delayed funding loans and revolving credit facilities, and loan participations and assignments.

The Fund’s investment team’s research process has four primary pillars:

•

Business Quality. The team uses a variety of sources to understand an issuer’s business model resiliency. The team analyzes the general health of the industry in which an issuer operates, the issuer’s competitive position, the dynamics of industry participants, and the decision-making history of the issuer’s management.

•

Financial Strength and Flexibility. The team believes that analyzing the history and trend of free cash flow generation is critical to understanding an issuer’s financial health. The team’s financial analysis also considers an issuer’s capital structure, refinancing options, financial covenants, amortization schedules and overall financial transparency.

•

Downside Analysis. The team believes that credit instruments by their nature have an asymmetric risk profile. The risk of loss is often greater than the potential for gain, particularly when looking at below investment grade issuers. The team seeks to manage this risk with what it believes to be conservative financial projections that account for industry position, competitive dynamics and positioning within the capital structure.

•

Value Identification. The team uses multiple metrics to determine the value of an investment opportunity. The team looks for credit improvement potential, relative value within an issuer’s capital structure, catalysts for business improvement and potential value stemming from market or industry dislocations.

Under normal circumstances, the Fund will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by S&P or Fitch or below Baa3 by Moody’s), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality. The Fund may invest a significant portion of its assets in high-yield securities that are rated in the lower rating categories by one or more NRSRO (for example, CCC or lower by S&P or Fitch or Caa or lower by Moody’s) or, if unrated, are determined by Artisan Partners to be of comparable quality. The Fund may invest without limit in securities and other instruments of U.S. and non-U.S. issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the United States, and securities denominated in currencies other than the U.S. dollar. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws).

Generally, the Fund uses the terms debt security, debt obligation, bond, fixed income security and fixed income instrument interchangeably, and regards them to mean a security or instrument having one or more of the following characteristics: a fixed income security, a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating or variable rate or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, debt obligation, bond, fixed income security and fixed income instrument are interpreted broadly by Artisan Partners as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, the Fund may invest in those opportunities as well.

In addition to high yield corporate bonds and loans, the Fund also may invest in other corporate fixed income instruments of varying maturities, including fixed-, variable- and floating-rate bonds, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities, as well as credit default swaps and other derivatives related to, referencing or with similar economic characteristics to corporate fixed income instruments.

The Fund may invest without limit in corporate fixed income instruments as described above and may focus its investments in one or more types of corporate fixed income instruments depending on market conditions. For example, if the team believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield corporate bonds, substantially all of the Fund’s assets may be invested in high yield corporate bonds. Similarly, if the team believes that market conditions are more favorable for loans, substantially all of the Fund’s assets may be invested in loans.

Although the Fund expects to primarily invest in corporate fixed income instruments that are rated below investment grade (or unrated but determined by Artisan Partners to be of comparable quality) at the time of purchase, the Fund may invest in instruments of any credit quality, including securities of stressed or distressed issuers. Such instruments may be rated in the lower rating categories (CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality. Such instruments are subject to very high credit risk.

The Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations with respect to borrowers operating in any industry and/or geographical region. Most loans pay interest at rates that typically adjust periodically, often based on a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate usually is the Prime Rate, LIBOR, the Federal Reserve federal funds rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement). Secured loans are secured by collateral, while unsecured loans are not secured by any collateral. The Fund may invest in senior loans, which hold senior positions in the borrower’s capital structure. The Fund also may invest in subordinated loans (e.g., second-lien loans and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency.

The Fund may use derivatives for investment, duration management or hedging purposes, or with the purpose or effect of creating investment leverage. The Fund’s investments in derivative instruments may include investments in, among other instruments, credit default swaps, as well as certain currency instruments such as currency forward contracts, currency swap contracts and currency exchange transactions on a spot (i.e., cash) basis.

The Fund also may invest in debt obligations issued by governments (including, without limitation, obligations issued or guaranteed by the U.S. government) and/or their agencies and instrumentalities. From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. The Fund may purchase securities on a when-issued or delayed delivery basis.

The Fund may sell an investment when the team thinks changing circumstances have affected the original reasons for the instrument’s purchase, the issuer of the instrument exhibits deteriorating credit or other fundamentals, or more attractive investment opportunities are identified.

ARTISAN INTERNATIONAL FUND

Artisan International Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of non-U.S. growth companies of all market capitalizations. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

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Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

There are no restrictions on the size of the companies in which the Fund may invest. The Fund invests primarily in developed markets but also may invest up to 35% of the Fund’s total assets at market value at the time of purchase in emerging and less developed markets. The Fund typically holds securities representing at least 15 countries. The maximum investment in any single country is 30% of the Fund’s total assets at market value at the time of purchase. The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer.

Under normal market conditions, the Fund is substantially fully invested in common stocks and similar securities, and invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies. The Fund’s portfolio is constructed without regard to index weightings. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash. The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its direct or indirect exposure to a particular currency to mitigate currency volatility or because it believes a currency is overvalued. The Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN INTERNATIONAL SMALL CAP FUND

Artisan International Small Cap Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental stock selection process focused on identifying long-term growth opportunities to build a portfolio of small non-U.S. growth companies. The team seeks to invest in companies within its preferred themes with sustainable growth characteristics at attractive valuations that do not fully reflect their long-term potential.

•

Themes. The team identifies long-term secular growth trends with the objective of investing in companies that have meaningful exposure to these trends. The team’s fundamental analysis focuses on those industry leaders with attractive growth and valuation characteristics that will be long-term beneficiaries of any structural change and/or trend.

•

Sustainable Growth. The team applies a fundamental approach to identifying the long-term, sustainable growth characteristics of potential investments. The team seeks high-quality companies that typically have a sustainable competitive advantage, a superior business model and a high-quality management team.

•

Valuation. The team uses multiple valuation metrics to establish a target price range. The team assesses the relationship between its estimate of a company’s sustainable growth prospects and its current valuation.

The Fund invests in developed markets, as well as emerging and less developed markets. Investments in emerging and less developed markets are limited to no more than 50% of the Fund’s total assets at market value at the time of purchase. The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer.

Under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. A “small” company for this purpose is one with a market capitalization of less than $4 billion at the time of the Fund’s investment. Some of these companies, although small by U.S. standards, might rank among the largest in their countries by market capitalization. The Fund may invest up to 20% of its net assets in larger companies. As long as an investment continues to meet the Fund’s other criteria, the Fund may choose to hold a stock even if the company grows beyond the $4 billion capitalization level. The Fund’s portfolio is constructed without regard to index weightings. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash.

The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its direct or indirect exposure to a particular currency to mitigate currency volatility or because it believes a currency is overvalued. The Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN INTERNATIONAL VALUE FUND

Artisan International Value Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of securities of undervalued non-U.S. companies of all sizes. The team seeks to invest in what the team considers to be high quality, undervalued companies with strong balance sheets and shareholder-oriented management teams.

The team’s investment process focuses on four key characteristics:

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Undervaluation. Determining the intrinsic value of a business is the heart of the team’s research process. The team believes that intrinsic value represents the amount that a buyer would pay to own a company’s future cash flows. The team seeks to invest at a significant discount to its estimate of the intrinsic value of a business.

•	Business Quality. The team seeks to invest in companies with histories of generating strong free cash flow, improving returns on capital and strong competitive positions in their industries.

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Financial Strength. The team believes that investing in companies with strong balance sheets helps to reduce the potential for capital risk and provides company management the ability to build value when attractive opportunities are available.

•	Shareholder-Oriented Management. The team’s research process attempts to identify management teams with a history of building value for shareholders.

Companies that make it through this analytical process are ranked at the time the position is initiated according to the degree of the discount of the current market price of the stock to the team’s estimate of the company’s intrinsic value. The team manages the portfolio by generally taking larger positions in companies where the discount is greatest and smaller positions in companies with narrower discounts (subject to adjustments for investment-related concerns, including, diversification, risk management and liquidity).

The focus of the investment process is on individual companies, not on selection of countries or regions. Under normal market conditions, the Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-U.S. companies, including up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets. The Fund invests primarily in equity securities but, from time to time, the team may conclude that a security other than an equity security presents a more attractive risk/reward profile. So, the Fund may invest up to an aggregate of 10% of its total assets at market value at the time of purchase in debt securities (including lower-rated securities) and convertible debt securities of U.S. and non-U.S. issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity.

The Fund normally invests in at least five countries outside the U.S. and generally does not invest more than 35% of its total assets at market value at the time of purchase in any single country. The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund may invest in companies of any size. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result, the Fund may at times hold more than 15% of its total assets in cash.

The Fund may invest up to 10% of its total assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in this prospectus, but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security or securities.

The Fund’s investments generally are traded in currencies other than U.S. dollars, so the Fund buys and sells non-U.S. currencies to facilitate transactions in portfolio securities. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund usually does not hedge against possible variations in exchange rates, but, in certain circumstances, the Fund may hedge its direct or indirect exposure to a particular currency to mitigate currency volatility or because it believes a currency is overvalued. The Fund may hedge its exposure to securities denominated in foreign currencies as well as other positions that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund generally will sell when the security price approaches or exceeds the team’s estimate of intrinsic value. The Fund also may sell if changing circumstances make the team change its assessment of the company’s intrinsic value or more attractive alternatives are identified.

ARTISAN MID CAP FUND

Artisan Mid Cap Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of U.S. mid-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

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Security Selection. The team seeks to identify companies that have franchise characteristics (e.g. low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

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Capital Allocation. Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.

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Broad Knowledge. The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in the Index. As of December 31, 2015, the market capitalization of the smallest company in the Russell Midcap® Index was $382.8 million and the weighted average market capitalization of companies in that Index was approximately $12.3 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows or falls outside the range given above. The Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index.

The Fund may invest in the securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. The Fund’s maximum investment in those securities, including, without limitation, depositary receipts, is 10% of the Fund’s total assets at market value at the time of purchase.

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund limits the size of its investments so that it invests no more than 5% of its total assets at market value at the time of purchase in securities of a single issuer. However, the Fund may purchase additional securities of an issuer that comprises more than 5% of the Fund’s total assets due to market movement in order to invest cash received from shareholder investments and maintain the weighting in the portfolio, provided that such securities do not, in the aggregate, exceed 25% of the Fund’s total assets. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash.

The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN MID CAP VALUE FUND

Artisan Mid Cap Value Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of medium-sized U.S. companies. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

•

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

•

Sound Financial Condition. The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index. As of December 31, 2015, the market capitalization of the smallest company in the Russell Midcap® Index was $382.8 million and the weighted average market capitalization of companies in that Index was approximately $12.3 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows or falls outside the range given above. The Fund will generally not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell Midcap® Index as of the most recent calendar year-end (between $382.8 million and $30.4 billion as of December 31, 2015).

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund’s cash position is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result of this emphasis on valuation, the Fund may at times hold more than 5%, but generally not more than 10%, of its total assets in cash.

The Fund may sell a security when the team thinks the security is too expensive compared to the team’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

ARTISAN SMALL CAP FUND

Artisan Small Cap Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of U.S. small-cap growth companies. The team seeks to invest in companies that it believes possess franchise characteristics, are benefiting from an accelerating profit cycle and are trading at a discount to its estimate of private market value. The Fund’s investment process focuses on two distinct elements – security selection and capital allocation. The team overlays its investment process with broad knowledge of the global economy.

•

Security Selection. The team seeks to identify companies that have franchise characteristics (e.g. low cost production capability, possession of a proprietary asset, dominant market share or a defensible brand name), are benefiting from an accelerating profit cycle and are trading at a discount to the team’s estimate of private market value. The team looks for companies that are well positioned for long-term growth, which is driven by demand for their products and services at an early enough stage in their profit cycle to benefit from the increased cash flows produced by the emerging profit cycle.

•

Capital Allocation. Based on the team’s fundamental analysis of a company’s profit cycle, it divides the portfolio into three parts. GardenSM investments are small positions in the early part of their profit cycle that may warrant more sizeable allocations as their profit cycle accelerates. CropSM investments are positions that are being increased to a full weight because the team believes they are moving through the strongest part of their profit cycles. HarvestSM investments are positions that are being reduced as they near the team’s estimates of full valuation or their profit cycles begin to decelerate.

•

Broad Knowledge. The team overlays the security selection and capital allocation elements of its investment process with a desire to invest opportunistically across the entire global economy. The team seeks broad knowledge of the global economy in order to position it to find growth wherever it occurs.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines a small company as one with a market capitalization less than three times the weighted average market capitalization of companies in the Russell 2000® Index. The weighted average market capitalization of companies in that Index was approximately $1.9 billion as of December 31, 2015. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond three times the weighted average market capitalization of companies in the Russell 2000® Index. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $14.8 million and $6.4 billion as of December 31, 2015).

The Fund may invest in the securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. The Fund’s maximum investment in those securities, including, without limitation, depositary receipts, is 10% of the Fund’s total assets at market value at the time of purchase.

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase, and in general no more than 3% of the Fund’s total assets at market value at the time of purchase will be invested in securities of a single issuer. However, the Fund will purchase additional securities of an issuer that comprises more than 3% of the Fund’s total assets due to market movement in order to invest cash received from shareholder investments and maintain the weighting in the portfolio. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash.

The Fund may sell a security when the team thinks the security is approaching full valuation, changing circumstances affect the original reasons for its purchase, the company exhibits deteriorating fundamentals, or more attractive opportunities are identified.

ARTISAN SMALL CAP VALUE FUND

Artisan Small Cap Value Fund seeks long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of small-cap U.S. companies. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

•

Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

•

Sound Financial Condition. The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund invests primarily in U.S. companies and, under normal circumstances, the Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies. The Fund will notify its shareholders at least 60 days prior to any change in this 80% policy. The Fund defines a small company as one with a market capitalization less than three times the weighted average market capitalization of companies in the Russell 2000® Index. As of December 31, 2015, the weighted average market capitalization of companies in that Index was approximately $1.9 billion. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to hold a stock even if the company’s market capitalization grows beyond three times the weighted average market capitalization of companies in the Russell 2000® Index. The Fund will not initiate a position in a company unless it has a market capitalization that is within the range of the market capitalizations of companies in the Russell 2000® Index as of the most recent calendar year-end (between $14.8 million and $6.4 billion as of December 31, 2015).

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund’s cash position is affected by cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result of this emphasis on valuation, the Fund may at times hold more than 5%, but generally not more than 10%, of its total assets in cash.

The Fund may sell a security when the team thinks the security is too expensive compared to the team’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

ARTISAN VALUE FUND

Artisan Value Fund seeks maximum long-term capital growth.

The Fund’s investment team employs a fundamental investment process to construct a diversified portfolio of equity securities across a broad capitalization range. The team seeks to invest in companies that are undervalued, in solid financial condition and have attractive business economics. The team believes that companies with these characteristics are less likely to experience eroding values over the long term.

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Attractive Valuation. The team values a business using what it believes are reasonable expectations for the long-term earnings power and capitalization rates of that business. This results in a range of values for the company that the team believes would be reasonable. The team generally will purchase a security if the stock price falls below or toward the lower end of that range.

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Sound Financial Condition. The team prefers companies with an acceptable level of debt and positive cash flow. At a minimum, the team seeks to avoid companies that have so much debt that management may be unable to make decisions that would be in the best interest of the companies’ shareholders.

•	Attractive Business Economics. The team favors cash-producing businesses that it believes are capable of earning acceptable returns on capital over the company’s business cycle.

The Fund may invest up to 25% of its total assets at market value at the time of purchase in common stocks and other equity securities of non-U.S. companies (including depositary receipts) and securities trading on non-U.S. exchanges. The Fund’s investments in non-U.S. securities may include investments in developed markets, as well as emerging and less developed markets.

The Fund invests in common stocks and other equity securities of companies across a broad capitalization range. The Fund will invest in U.S. companies with market capitalizations of at least $2 billion at the time of initial purchase, although the Fund may invest in a U.S. company with a lower market capitalization if it already holds a position in that company. There is no restriction on the size of the non-U.S. companies in which the Fund may invest.

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase. As to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, nor acquire more than 10% of the voting securities of any single issuer. The Fund tries to maintain a cash position of no more than 15% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. Investment of available cash may be slowed during periods when stock prices are moving broadly upwards because higher prevailing valuations cause fewer securities to meet the Fund’s investment criteria. As a result of this emphasis on valuation and the Fund’s investment strategy, the Fund may at times hold more than 15% of its total assets in cash.

The Fund may buy or sell non-U.S. currencies to facilitate transactions in portfolio securities of non-U.S. companies. The Fund is also directly or indirectly exposed to foreign currency movements when it purchases certain U.S. dollar denominated securities, such as depositary receipts and participation certificates. The Fund’s direct or indirect exposure to a particular currency may be hedged if the Fund has, or is initiating, positions (including through, among other positions, participation certificates or depositary receipts) in securities traded in that currency to mitigate currency volatility or because the Fund believes a currency is overvalued. The Fund may also hedge its exposure to securities that expose the Fund to currency movements, including dollar-denominated securities or other instruments that expose the Fund to foreign currency movements. The Fund may buy or sell currencies for cash at current exchange rates, or use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The Fund may sell a security when the team thinks the security is too expensive compared to the team’s estimate of the company’s intrinsic value, changing circumstances affect the original reasons for a company’s purchase, the company exhibits deteriorating fundamentals or more attractive alternatives are identified.

RISKS YOU SHOULD CONSIDER

Like all mutual funds, the Funds take investment risks and it is possible for you to lose money by investing in a Fund. Each portfolio management team’s ability to choose suitable investments for a Fund has a significant impact on that Fund’s ability to achieve its investment objective. An investment in a Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The principal risks that apply to the Funds include:

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Market Risks (all Funds). Various market risks can affect the price or liquidity of an issuer’s securities in which a Fund may invest. Returns from the securities in which a Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. During those periods, the Funds may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Funds or Artisan Partners are regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

Political, social or financial instability, civil unrest and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally.

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Risks of Emphasizing a Region, Country, Sector or Industry (all Funds). If a Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

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Impact of Actions by Other Shareholders (all Funds). Each Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an adverse effect on a Fund and on other investors. For example, significant levels of new investments may cause a Fund to have more cash than would otherwise be the case, which might have a positive or negative effect on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities or borrow money, which might generate a capital gain or loss or cause a Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of a Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on a Fund’s shareholders subject to income tax who receive Fund distributions. In addition, large or frequent redemptions and purchases of a Fund’s shares may adversely affect its performance if it is forced to sell portfolio securities or invest cash when Artisan Partners would not otherwise choose to do so. This risk will be heightened if one or a few shareholders own a substantial portion of a Fund, in which case a purchase or redemption may have a more pronounced effect on the Fund. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio and/or increase the Fund’s transaction costs.

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Operational and Cybersecurity Risk (all Funds). Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of Artisan Partners Funds and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of Artisan Partners Funds, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of Artisan Partners Funds, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.

Cyber-attacks, disruptions or failures that affect Artisan Partners Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or Artisan Partners Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund or Artisan Partners Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. While Artisan Partners Funds and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and Artisan Partners Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. Artisan Partners Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests or securities markets and exchanges.

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Small and Medium-Sized Company Risks (all Funds, except Artisan High Income Fund). Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.

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Foreign Investing Risks (all Funds, except Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund). Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

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Emerging and Developing Markets Risks (all Funds, except Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund and Artisan Value Fund). Investment risks typically are greater in emerging, less developed and developing markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging and developing market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging and developing markets also may face other significant internal or external risks, including a heightened risk of war, or ethnic, religious or racial conflicts. In addition, governments in many emerging and developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; and currency blockages or transfer restrictions. The securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or negatively impact fund performance.

Emerging and developing market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

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Currency Risks (all Funds, except Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund). Foreign securities usually are denominated and traded in foreign currencies, while each Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund and currency controls or other political and economic developments in the U.S. or abroad.

The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may mitigate the risk of loss from changes in currency exchange rates, but also may reduce or limit the opportunity for gain and involves the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund (see “Counterparty Risk”).

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Participation Certificates Risks (all Funds, except Artisan High Income Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund and Artisan Value Fund). The price, performance, liquidity and value of a participation certificate are all linked directly to the underlying security, so that investing in a participation certificate subjects a Fund to the risks associated with an investment in the underlying equity security. Investing in a participation certificate also exposes a Fund to the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay a Fund the amount owed under the certificate (see “Counterparty Risk”). In addition, a Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security.

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Counterparty Risk (all Funds, except Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund). A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund. If a counterparty becomes bankrupt or insolvent or otherwise fails to perform its obligations to a Fund due to financial difficulties, the Fund may experience significant losses or delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) from the counterparty. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by U.S. financial reform legislation.

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Debt Securities Risks (Artisan Global Value Fund, Artisan High Income Fund and Artisan International Value Fund). The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. A Fund may invest in debt securities without considering the maturity of the instrument. In general, the value of a debt security may fall in response to increases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the U.S. and outside the U.S. may affect a Fund’s debt investments unfavorably.

Debt securities in which the Fund invests may be rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.

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Convertible Securities Risks (Artisan Global Value Fund, Artisan High Income Fund and Artisan International Value Fund). Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.

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Growth Investing Risks (all Funds, except Artisan Global Value Fund, Artisan High Income Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund). Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth that a Fund’s investment team anticipated.

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Value Investing Risks (Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund). Value stocks may fall out of favor with investors and underperform other asset types during given periods. The price of a company’s stock may never reach the level that a Fund’s investment team considers its intrinsic value.

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Credit Risk (Artisan Global Value Fund, Artisan High Income Fund and Artisan International Value Fund). An issuer or counterparty may fail to pay its obligations to a Fund when they are due. Financial strength and solvency (or the perceived financial strength or solvency) of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower quality debt, including loans, tend to be particularly sensitive to these changes. The values of investments also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. In addition, lack or inadequacy of collateral or credit enhancements for a debt obligation may affect its credit risk. Credit risk of an investment may change over time, and securities or other instruments that are rated by ratings agencies may be subject to downgrade. Ratings are only opinions of the agencies issuing them as to the likelihood of payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest, a Fund’s income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and a Fund could lose the amount of its investment.

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High Yield Securities (“Junk Bond”) Risk (Artisan Global Value Fund, Artisan High Income Fund and Artisan International Value Fund). Fixed income instruments rated below investment grade, or unrated securities that are determined by Artisan Partners to be of comparable quality, are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities. In the event that a Fund disposes of a portfolio security after it is downgraded, the Fund may experience a greater loss than if such security had been sold prior to the downgrade.

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Interest Rate Risk (Artisan Global Value Fund, Artisan High Income Fund and Artisan International Value Fund). The values of debt instruments held by a Fund may fall in response to increases in interest rates. In general, the values of debt securities fall in response to increases in interest rates and rise in response to decreases in interest rates. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions for those investments. Adjustable rate instruments also react to interest rate changes in a similar manner, although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Interest rates in the United States are at or near historically low levels. As such, funds that hold bonds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program, and, at its meeting on December 16, 2015, raised interest rates for the first time since 2006 from a target range of 0% to 0.25% to a target range of 0.25% to 0.50%.

If interest rates rise, repayments of principal on certain debt securities, including loans, may occur at a slower rate than expected and the expected length of repayment of those securities could increase as a result (i.e., extension risk). Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Prepayment risk results from borrowers paying debt securities prior to their maturity date. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be prepaid and a Fund will probably be unable to reinvest those proceeds in an investment with as high a yield. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of a Fund’s shares.

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Investing in IPOs Risks (all Funds, except Artisan High Income Fund). Funds may participate in the initial public offering (“IPO”) market. When a Fund is small, IPOs may be a significant contributor to the Fund’s total return. As a Fund grows larger, however, the effect of investments in IPOs on a Fund’s performance will generally decrease. The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods.

A Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which may increase brokerage and administrative costs and may result in taxable distributions to shareholders. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of clients advised by Artisan Partners to which IPO securities are allocated increases, the number of securities allocated to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. There can be no assurance that investments in IPOs will be available to the Funds or improve a Fund’s performance.

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Derivatives Risk (all Funds, except Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund). A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates or indexes. These instruments include, among others, participation certificates, credit default swaps, currency forward contracts, currency swap contracts and other swap agreements and similar instruments. A Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners.

In addition to the risks of an adverse change in the value of the underlying reference asset, a Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price.

Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), have resulted in, and may in the future result in, new regulation of derivative instruments and a Fund’s use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to the Fund) and/or increase the costs of such transactions, and a Fund may as a result be unable to execute its investment strategies in a manner Artisan Partners might otherwise choose.

The following principal risks apply only to Artisan High Income Fund:

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Loan Risk. The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of either an assignment or a participation. Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk and extension risk. In addition, in many cases loans are subject to the risks associated with below investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).

Because there is typically limited public information available regarding loan investments, the Fund is particularly dependent on the analytical abilities of the Fund’s portfolio management team. Opportunities to invest in loans or certain types of loans may be limited.

The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. The Fund may invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty.

Loans in which the Fund may invest typically pay interest at floating rates. It is possible that the borrower may have the ability to change or to adjust the interest rate on a loan under circumstances or in ways that are unfavorable to the Fund, or that the timing or calculation of scheduled changes in the interest rate on a loan held by the Fund may delay, or prevent, the Fund from realizing the effects of favorable changes in interest rates.

Although the loans in which the Fund invests may be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations in realizing the benefits of the collateral securing a loan or could recover nothing of what it is owed on the secured loan. If the terms of a secured loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loan. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized (i.e., non-secured) loans are subject to greater risk of loss (i.e., nonpayment) in the event of default than secured loans since they do not afford the Fund recourse to collateral. The claims of holders of unsecured loans may be subordinated, and thus lower in priority, to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt.

The Fund may invest in bridge loans, which may be designed to provide temporary or “bridge” financing to a borrower pending the purchase of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. If the Fund enters into a commitment with a borrower regarding a delayed draw term loan or bridge loan, the Fund may be obligated on one or more dates in the future to lend funds to the borrower (up to an aggregate stated amount) if called upon to do so by the borrower, which may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor). Because investing in these types of loans creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations.

Investments in loans may be difficult to value and may be illiquid for reasons including legal or contractual restrictions on resale. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.

Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments until a substantial period after the sale of the loans.

In a loan participation, the Fund purchases a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution.

If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations. The Fund may be subject to heightened or additional risks by investing in mezzanine and other subordinated loans due to increased credit risk. The Fund may be subject to potential liabilities or costs, including liabilities and costs arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental, the Foreign Corrupt Practices Act the Office of Foreign Assets Control and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Investments in loans through a direct loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-owner. It is unclear whether certain loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

•

Liquidity Risk. The Fund may invest in securities that trade in lower volumes and may be less liquid than other investments. Additionally, the market for certain investments may become illiquid under actual or perceived adverse market or economic conditions (e.g., if interest rates rise or fall significantly, if there is significant inflation or deflation, or increased selling of debt securities generally across other funds, pools and accounts) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell at a lower price than the price at which the Fund is carrying the investments or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance. It is possible that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment or that the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. In addition, if the Fund sells investments with extended settlement times, the settlement proceeds from the sales may not be available to meet the Fund’s redemption obligations, or for reinvestment in other securities, for a substantial period of time. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

•

Leverage Risk. Certain transactions, including, for example, the use of certain derivatives, such as credit default swaps, entering into certain loan transactions that entail an obligation by the Fund to extend credit in the future, such as revolving credit facilities, and the purchase of when-issued and delayed-delivery securities can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize and creates the likelihood of greater volatility of the value of the Fund’s investments. In transactions involving leverage, a relatively small market movement or change in other underlying indicator can lead to significantly larger losses to the Fund. There is risk of loss in excess of invested capital.

•

Stressed and Distressed Instruments Risk. Investments in the securities of financially stressed or distressed issuers involve substantial risks, including the risk that all or a portion of principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. As with any issuer, the investment team’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

•

Credit Default Swap Risk. A credit default swap on a bond is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly. When the Fund acts as a seller of credit default swap protection, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer up to the full notional value of the reference obligation. A buyer of credit default swap protection generally will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. Each party to a credit default swap agreement is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due).

•

Private Placement and Restricted Securities Risk. A private placement involves the sale of securities that have not been registered under the Securities Act of 1933, or relevant provisions of applicable non-U.S. law. In addition to the general risks to which all securities are subject, securities acquired by the Fund in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at a favorable time or price. Private placements may also present valuation risks.

•

Valuation Risk. The valuation of certain of the Fund’s investments involves subjective judgment. There can be no assurance that the Fund will value its investments in a manner that reflects their market value or that the Fund will be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. Certain securities in which the Fund may invest, including, for example, high yield bonds, loans, derivatives, complex securities and thinly-traded or illiquid investments, may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

•

Confidential Information Access Risk. In managing the Fund, Artisan Partners may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict the Fund or other Artisan Partners clients from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when Artisan Partners declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be compromised by its lack of access to Confidential Information. In certain situations, Artisan Partners may choose to receive Confidential Information but create information walls around persons having access to the Confidential Information (“walled-off personnel”) to limit the restrictions on others at Artisan Partners. Those measures could impair the ability of walled-off personnel from accessing information from others at Artisan Partners.

•

Inflation/Deflation Risk. The value of assets or income from the Fund’s investments may be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

•

Risks of When-Issued and Delayed-Delivery Securities. The Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued and delayed-delivery purchases involve a risk of loss if the value of the securities declines prior to the settlement date. The risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made.

ORGANIZATION, MANAGEMENT & MANAGEMENT FEES

Organization. Each Fund is a series of Artisan Partners Funds, Inc. (“Artisan Partners Funds”). Artisan Developing World Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value and Artisan Value Fund each offer three classes of shares: Investor Shares, Advisor Shares and Institutional Shares. Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund each offer two classes of shares: Investor Shares and Institutional Shares. Artisan High Income Fund offers two classes of shares: Investor Shares and Advisor Shares. Artisan Global Small Cap Fund and Artisan International Small Cap Fund each offer only Investor Shares.

Management. Each Artisan Fund is managed by Artisan Partners, which selects the Fund’s investments and handles its business affairs under the direction of Artisan Partners Funds’ board of directors. Artisan Partners is a limited partnership organized under the laws of Delaware. Artisan Partners provides investment management services to pension and profit sharing plans, trusts, endowments, foundations, charitable organizations, governmental entities and investment companies and similar pooled investment vehicles, and also provides administrative services to each series of Artisan Partners Funds. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP (“Artisan Partners Holdings”). Artisan Partners Holdings is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation. Artisan Partners was founded in March 2009 and succeeded to the investment management business of Artisan Partners Holdings during 2009. Artisan Partners Holdings was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners’ principal address is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

PORTFOLIO MANAGERS

The portfolio managers of each Fund are identified below. Each portfolio manager is responsible for management of the designated Fund as well as other Artisan Partners client portfolios. Each Fund, except Artisan Developing World Fund, Artisan Emerging Markets Fund and Artisan High Income Fund, is managed by a team of portfolio managers. Each portfolio manager or team of portfolio managers, as applicable, develops investment strategies for the Fund in order to achieve the Fund’s investment objective and is supported by a staff of research analysts and traders. The portfolio manager(s) of each Fund are primarily responsible, jointly when the Fund is managed by a team of portfolio managers, for overall management of the Fund, including making buy and sell decisions for the Fund.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

Fund	Manager or Co-Managers	Role
Artisan Developing World Fund	Lewis S. Kaufman, CFA	Portfolio Manager

Artisan Emerging Markets Fund	Maria Negrete-Gruson, CFA	Portfolio Manager

Artisan High Income Fund	Bryan C. Krug, CFA	Portfolio Manager

Artisan Global Equity Fund	Mark L. Yockey, CFA Charles-Henri Hamker Andrew J. Euretig	Portfolio Manager Portfolio Manager Portfolio Manager

Artisan Global Small Cap Fund	Mark L. Yockey, CFA Charles-Henri Hamker	Portfolio Manager Portfolio Manager

Artisan International Fund	Mark L. Yockey, CFA Charles-Henri Hamker Andrew J. Euretig	Portfolio Manager Associate Portfolio Manager Associate Portfolio Manager

Artisan International Small Cap Fund	Mark L. Yockey, CFA Charles-Henri Hamker	Portfolio Manager Portfolio Manager

Artisan Global Value Fund	Daniel J. O’Keefe N. David Samra	Lead Portfolio Manager Portfolio Manager

Artisan International Value Fund	N. David Samra Daniel J. O’Keefe	Lead Portfolio Manager Portfolio Manager

Artisan Global Opportunities Fund	James D. Hamel, CFA Craigh A. Cepukenas, CFA Matthew H. Kamm, CFA Jason L. White, CFA	Lead Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

Fund	Manager or Co-Managers	Role
Artisan Mid Cap Fund	Matthew H. Kamm, CFA Craigh A. Cepukenas, CFA James D. Hamel, CFA Jason L. White, CFA	Lead Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

Artisan Small Cap Fund	Craigh A. Cepukenas, CFA James D. Hamel, CFA Matthew H. Kamm, CFA Jason L. White, CFA	Lead Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

Artisan Mid Cap Value Fund	Scott C. Satterwhite, CFA	Portfolio Manager
Artisan Small Cap Value Fund	James C. Kieffer, CFA	Portfolio Manager
Artisan Value Fund	George O. Sertl, Jr., CFA Daniel L. Kane, CFA	Portfolio Manager Portfolio Manager

Craigh A. Cepukenas, CFA – Mr. Cepukenas is a Managing Director of Artisan Partners. He joined Artisan Partners in October 1995 as an analyst working on Artisan Small Cap Fund. Prior to becoming Lead Portfolio Manager of Artisan Small Cap Fund in September 2013, he had been Portfolio Manager of the Fund since September 2004. Prior to becoming Portfolio Manager of Artisan Global Opportunities Fund and Artisan Mid Cap Fund in September 2013, Mr. Cepukenas had worked with Messrs. Hamel and Kamm on the Funds since October 2009. Mr. Cepukenas holds a B.S. in Economics from the University of Wisconsin-Madison and an M.B.A. from the University of Chicago Graduate School of Business.

Andrew J. Euretig – Mr. Euretig is a Managing Director of Artisan Partners. He joined Artisan Partners in June 2005 as an analyst working with Mr. Yockey on Artisan International Fund and Artisan International Small Cap Fund. He has been Portfolio Manager of Artisan Global Equity Fund since January 2013 and Associate Portfolio Manager of Artisan International Fund since February 2012. Mr. Euretig holds a B.S. in Business Administration and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

James D. Hamel, CFA – Mr. Hamel is a Managing Director of Artisan Partners. He joined Artisan Partners in May 1997 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Portfolio Manager of Artisan Mid Cap Fund in July 2006, Mr. Hamel had been Associate Portfolio Manager of Artisan Mid Cap Fund since October 2001. He has been Lead Portfolio Manager of Artisan Global Opportunities Fund since September 2013, and prior thereto, he served as Portfolio Manager of the Fund since its inception in September 2008. He also has been Portfolio Manager of Artisan Small Cap Fund since October 2009. Mr. Hamel holds a B.S. in Finance from the University of Minnesota – Minneapolis.

Charles-Henri Hamker – Mr. Hamker is a Managing Director of Artisan Partners. He joined Artisan Partners in August 2000 as an analyst working with Mr. Yockey on Artisan International Fund. He has been Portfolio Manager of Artisan International Small Cap Fund and Associate Portfolio Manager of Artisan International Fund since February 2012, Portfolio Manager of Artisan Global Equity Fund since January 2013 and Portfolio Manager of Artisan Global Small Cap Fund since its inception in June 2013. Mr. Hamker holds a B.A. with a specialization in Finance and Economics from The European Business School in Paris.

Matthew H. Kamm, CFA – Mr. Kamm is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2003 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Lead Portfolio Manager of Artisan Mid Cap Fund in September 2013, Mr. Kamm had been Portfolio Manager of the Fund since September 2012 and Associate Portfolio Manager of the Fund since January 2010. In addition, prior to becoming Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund in September 2013, Mr. Kamm had been Associate Portfolio Manager of Artisan Global Opportunities Fund and Artisan Small Cap Fund since January 2010. Mr. Kamm holds a B.A. in Public Policy from Duke University and an M.B.A. in Finance and Operations Management from New York University.

Daniel L. Kane, CFA – Mr. Kane joined Artisan Partners in March 2008 as an analyst working with Messrs. Satterwhite, Kieffer and Sertl on Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund. Prior to becoming Portfolio Manager of the Funds in September 2013, Mr. Kane had been Associate Portfolio Manager of the Funds since February 2012. Mr. Kane holds a B.B.A. in Finance from the University of Wisconsin-Madison and an M.B.A from the University of Chicago Booth School of Business.

Lewis S. Kaufman, CFA – Mr. Kaufman is a Managing Director of Artisan Partners and portfolio manager of Artisan Developing World Fund, which he has managed since its inception in June 2015. Prior to joining Artisan Partners, Mr. Kaufman was a managing director and portfolio manager for Thornburg Investment Management, where he managed the developing world strategy from its inception in 2009 through January 2015. Mr. Kaufman also co-managed the international ADR strategy from 2007 to 2013, after joining Thornburg in 2005 as an associate portfolio manager. Mr. Kaufman graduated cum laude with a bachelor’s degree in English from Colgate University and holds a master’s degree in Business Administration from Duke University’s Fuqua School of Business.

James C. Kieffer, CFA – Mr. Kieffer is a Managing Director of Artisan Partners. He joined Artisan Partners in August 1997 and has been Portfolio Manager of Artisan Mid Cap Value Fund since November 2001, Artisan Small Cap Value Fund since July 2000 and Artisan Value

Fund since its inception in 2006. Mr. Kieffer was an analyst working with Mr. Satterwhite on Artisan Small Cap Value Fund from its inception in 1997 through 2000. Mr. Kieffer holds a B.A. in Economics from Emory University.

Bryan C. Krug, CFA – Mr. Krug joined Artisan Partners in December 2013 and has managed Artisan High Income Fund and Artisan Partners’ high income strategy since the inception of each in 2014. Prior to joining Artisan Partners in 2013, Mr. Krug was the portfolio manager of Ivy High Income Fund at Waddell & Reed Investment Management Company from February 2006 to November 2013. He holds a B.S. degree in Finance from Miami University, Richard T. Farmer School of Business.

Maria Negrete-Gruson, CFA – Ms. Negrete-Gruson is a Managing Director of Artisan Partners. She joined Artisan Partners in April 2006 and has managed Artisan Emerging Markets Fund and Artisan Partners’ emerging markets strategy since the inception of each in June 2006. Prior to joining Artisan Partners in 2006, Ms. Negrete-Gruson was the portfolio manager for DuPont Capital Management’s emerging markets equity portfolios for more than five years. She holds a B.A. degree from Universidad Externado de Colombia and an M.B.A. degree from Columbia Business School.

Daniel J. O’Keefe – Mr. O’Keefe is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 as an analyst working with Mr. Samra on Artisan International Value Fund. He has been the Lead Portfolio Manager of Artisan Global Value Fund since its inception in 2007 and the Portfolio Manager of Artisan International Value Fund since 2006. Mr. O’Keefe holds a B.A. from Northwestern University.

N. David Samra – Mr. Samra is a Managing Director of Artisan Partners. He joined Artisan Partners in May 2002 and has been the Lead Portfolio Manager of Artisan International Value Fund since its inception in 2002 and the Portfolio Manager of Artisan Global Value Fund since its inception in 2007. Mr. Samra holds a B.S. degree from Bentley College and an M.B.A. from Columbia Business School.

Scott C. Satterwhite, CFA – Mr. Satterwhite is a Managing Director of Artisan Partners. He joined Artisan Partners in June 1997 and has been Portfolio Manager of Artisan Mid Cap Value Fund since November 2001 and Artisan Small Cap Value Fund since its inception in 1997. He also has been Portfolio Manager of Artisan Value Fund since its inception in 2006. Mr. Satterwhite earned his B.A. degree from the University of the South and M.B.A. from Tulane University. Mr. Satterwhite has provided notice that he intends to retire in September 2016.

George O. Sertl, Jr., CFA – Mr. Sertl is a Managing Director of Artisan Partners. He joined Artisan Partners in January 2000 as an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund. He has been Portfolio Manager of Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund since May 2006 and Artisan Value Fund since its inception in 2006. Mr. Sertl holds a B.A. from the University of Richmond and an M.A. from St. Louis University.

Jason L. White, CFA – Mr. White joined Artisan Partners in June 2000 as an analyst working on Artisan Mid Cap Fund. Prior to becoming Portfolio Manager of Artisan Global Opportunities Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund in January 2016, he had been Associate Portfolio Manager of Artisan Global Opportunities Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund since January 2011. Mr. White holds a B.S. in History from the United States Naval Academy.

Mark L. Yockey, CFA – Mr. Yockey is a Managing Director of Artisan Partners. He joined Artisan Partners in December 1995 and has been Portfolio Manager of Artisan International Fund since its inception in December 1995, Artisan International Small Cap Fund since its inception in December 2001, Artisan Global Equity Fund since its inception in March 2010 and Artisan Global Small Cap Fund since its inception in June 2013. Mr. Yockey holds B.A. and M.B.A. degrees from Michigan State University.

MANAGEMENT FEES

Each Fund pays a management fee to Artisan Partners for serving as its investment adviser and providing administrative services. The annual fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. For the fiscal year ended September 30, 2015, the management fees paid by the Funds were at the following effective annual rates as a percentage of average daily net assets:

Artisan Developing World Fund	1.05%[1,2]
Artisan Emerging Markets Fund	1.05%[1]
Artisan Global Equity Fund	1.00%[1]
Artisan Global Opportunities Fund	0.89%[1]
Artisan Global Small Cap Fund	1.00%[1]
Artisan Global Value Fund	0.99%[1]
Artisan High Income Fund	0.73%[1]
Artisan International Fund	0.92%[1]
Artisan International Small Cap Fund	1.25%
Artisan International Value Fund	0.93%[1]
Artisan Mid Cap Fund	0.93%[1]
Artisan Mid Cap Value Fund	0.93%[1]
Artisan Small Cap Fund	0.96%
Artisan Small Cap Value Fund	0.98%
Artisan Value Fund	0.70%[1]

[1]

Artisan Partners has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed the percentages of average daily net assets indicated below. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

Fund	Expense Limit as a % of Average Daily Net Assets
Developing World Fund – Investor Shares	1.50%
Developing World Fund – Advisor Shares	1.40%
Developing World Fund – Institutional Shares	1.40%
Emerging Markets Fund – Investor Shares	1.50%
Emerging Markets Fund – Institutional Shares	1.50%
Global Equity Fund – Investor Shares	1.50%
Global Equity Fund – Institutional Shares	1.50%
Global Opportunities Fund – Advisor Shares	1.10%
Global Small Cap Fund	1.50%
Global Value Fund – Advisor Shares	1.20%
High Income Fund – Investor Shares	1.25%
High Income Fund – Advisor Shares	1.25%
International Fund – Advisor Shares	1.07%
International Value Fund – Advisor Shares	1.06%
Mid Cap Fund – Advisor Shares	1.10%
Mid Cap Value Fund – Advisor Shares	1.09%
Value Fund – Advisor Shares	0.88%

[2]	Artisan Developing World Fund commenced operations on June 29, 2015.

The management fee and other expenses related to a Fund’s operations are reflected in its net asset value.

A discussion regarding the basis for the approval by the board of directors of the investment advisory contract for each Fund is available in Artisan Partners Funds’ September 30, 2015 annual report to shareholders.

ADDITIONAL INFORMATION

Artisan Partners Funds’ enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, distributor, custodian, transfer agent and financial intermediaries, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements. The contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under the arrangement against the service providers, either directly or on behalf of a Fund.

This Prospectus provides information concerning Artisan Partners Funds and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to Artisan Partners Funds’ registration statement, is intended to, nor does it, give rise to an agreement or contract between Artisan Partners Funds or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

INVESTING WITH ARTISAN PARTNERS FUNDS

SHARE PRICE

Each Artisan Partners Fund is open for business every day the New York Stock Exchange (NYSE) is open for regular session trading. Shares are not priced on days when the NYSE is closed. Each Artisan Partners Fund buys and sells its shares each day the NYSE is open, at the net asset value per share (NAV) next calculated after your purchase or redemption order is received and accepted by the Fund or its authorized agent.

The NAV of each class of shares is determined by dividing the value of each Fund’s securities and other assets attributable to that class, less its liabilities attributable to that class, by the number of outstanding shares of that class of the Fund. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date. The NAV is computed daily as of the NYSE regular session closing time – usually 4:00 p.m. Eastern Time.

In determining a Fund’s NAV, each equity security traded on a securities exchange, including the Nasdaq Stock Market, and over-the-counter securities are valued at the closing price as of the time of valuation on the exchange or market designated by the Funds’ accounting agent or pricing vendor as the principal exchange. The closing price provided by the pricing vendor for an exchange may differ from the price quoted elsewhere and may represent information such as last sales price, an official closing price, a closing auction price or other information, depending on exchange or market convention. Absent closing price information for an equity security from the principal exchange as of the time of valuation, the security is valued using (i) the closing price on another exchange on which the security is traded (if such price is made available by a pricing vendor) or (ii) the most recent bid quotation on the principal exchange, or, if such bid is not available, from a secondary exchange or in the over-the-counter market.

Fixed income securities are valued at market value. Market values are generally evaluations based on the judgment of the Fund’s pricing vendors, which may consider the prices at which securities actually trade, broker-dealer quotations, pricing formulas, estimates of market values obtained from yield data relating to investments or securities with similar characteristics and/or discounted cash flow models that might be applicable.

Artisan Partners Funds’ valuation committee will value securities or other assets at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Partners Funds’ board of directors, when, with respect to such securities or other assets (i) market quotations are not readily available, (ii) no approved pricing vendor price quotation is available or (iii) Artisan Partners Funds’ valuation committee believes that such quotations are not reliable indications of market value or fair value. A market quotation will be considered not readily available, and a Fund may therefore use fair value pricing, if, among other things, there are no quotations, pricing data is not provided by an approved pricing vendor, the valuation committee believes that the quotation, price or market value resulting from the Fund’s valuation procedures does not reflect a fair value of the security or asset or the value of the security or asset might have been materially affected by events occurring after the close of the market in which the security or asset was principally traded but before the time for determination of NAV (“subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, imposition of foreign exchange controls by a foreign government), a potentially global development (such as a terrorist attack that may be expected to have an impact on investor expectations worldwide) or a significant change in values of market indices, exchange traded funds or other financial instruments in the U.S. or other markets. The Funds monitor for subsequent events using several tools, including, for equity securities, the use of a third-party research service to assist in determining estimates of fair values for foreign securities. That service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. An indication by any of those tools of a potential material change in the value of securities or assets results in either a meeting of the valuation committee, which considers whether a subsequent event has occurred and whether local market closing prices continue to represent fair values for potentially affected non-U.S. securities, and/or a valuation based on the information provided by the third party research service.

When fair value pricing is employed, the value of a security or asset used by a Fund to calculate its NAV may differ from quoted or published prices for the same security or asset. Estimates of fair value utilized by the Funds as described above may differ from the value realized on the sale of those securities or assets and the differences may be material to the NAV of the applicable Fund. Values of foreign securities are translated from local currencies into U.S. dollars using current exchange rates.

Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund and Artisan Global Value Fund may invest a significant portion of their total assets in securities principally traded in markets outside the U.S. Artisan Developing World Fund, Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund generally invest a significant portion, and perhaps as much as substantially all, of their total assets in securities principally traded in markets outside the U.S. Each of the other Funds has the ability to invest in securities that may be principally traded in markets outside the U.S. The foreign markets in which the Funds may invest are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Funds calculate their NAVs. That is generally the case for markets in Europe, the Middle East, Asia, Australia and other Far Eastern markets. The regular closing time of foreign markets in North and South America is generally the same as the closing time of the NYSE and the time as of which the Funds calculate their NAVs. So, the value of a Fund’s portfolio may be affected on days when the Fund does not calculate its NAV and you cannot purchase or redeem Fund shares.

WHO CAN INVEST IN THE FUNDS?

In general, to invest in the Funds, you should be an adult U.S. citizen or resident or a U.S. entity with a U.S. tax identification (social security or employer identification) number. You or the person authorized to place transactions on your behalf may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

As of the date of this statutory prospectus, shares of the Funds are qualified for sale in the U.S. and its territories and possessions. Residents of Guam may purchase shares of the Funds only through approved financial intermediaries, and only to the extent that financial intermediary is otherwise eligible to sell mutual fund shares in Guam. The Funds sell shares to investors residing outside the U.S. only in limited circumstances. Any sale to an investor residing outside of the U.S. requires prior approval of the Funds. Some of the Funds are closed to most new investors. To find out if you’re eligible to invest in a closed Fund, see “– Who is Eligible to Invest in a Closed Fund?”

WHO IS ELIGIBLE TO INVEST IN A CLOSED FUND?

Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund are closed to most new investors. The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below.

If you have been a shareholder in a Fund continuously since it closed, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions in that Fund, even though the Fund has closed, unless Artisan Partners considers such additional purchases to be not in the best interests of the Fund and its other shareholders. An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants.

You may open a new account in a closed Fund only if that account meets the Fund’s other criteria (for example, minimum initial investment) and:

•	you beneficially own shares of the closed Fund at the time of your application;

•	you beneficially own shares in any of the Funds with combined balances of $250,000;

•

you receive shares of the closed Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);

•

you are transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•

you are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with the Funds or Artisan Partners Distributors LLC and the Funds or Artisan Partners Distributors LLC has notified the sponsor of that program in writing that shares may be offered through such program and has not withdrawn that notification;

•	you are an employee benefit plan (only available for investments through September 30, 2016 in Artisan International Fund);

•	you are an employee benefit plan and the Funds or Artisan Partners Distributors LLC has notified the plan in writing that the plan may invest in the Fund and has not withdrawn that notification;

•

you are an employee benefit plan or other type of corporate, charitable or governmental account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate, charitable or governmental account that is a shareholder of the Fund at the time of application;

•

you are a client of an institutional consultant or financial intermediary and the Funds or Artisan Partners Distributors LLC has notified that consultant or financial intermediary in writing that you may invest in the Fund and has not withdrawn that notification;

•

you are a client of a financial advisor or a financial planner, or an affiliate of a financial advisor or financial planner, who has at least $2,500,000 of client assets invested with the Fund or at least $5,000,000 of client assets invested with the Funds or under Artisan Partners’ management at the time of your application;

•

you are a client of Artisan Partners or are an investor in a product managed by Artisan Partners, or you have an existing business relationship with Artisan Partners, and in the judgment of Artisan Partners, your investment in a closed Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively; or

•	you are a director or officer of the Funds, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those persons.

A Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund. A Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. A Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

SHARE CLASS ELIGIBILITY

INVESTOR SHARES

Investor Shares of the Funds are offered to members of the general public. You can open the following types of accounts in Investor Shares:

•	Individual or Joint Ownership – Individual accounts are owned by one person. Joint accounts can have two or more owners.

•

Uniform Gift or Transfer to a Minor (UGMA, UTMA) – Custodial accounts let you give money to a minor for any purpose. This gift is irrevocable, and the minor gains control of the account once he or she reaches the age of majority.

•	Individual or Marital Trust.

•	Business or Organization – This type of account is for a corporation, association, partnership or similar institution.

•

Retirement Account – This type of account includes traditional individual retirement accounts (IRAs), Roth IRAs, rollover IRAs, simplified employee pension plans (SEP-IRAs), SIMPLE IRAs, Keogh plans, profit sharing and money purchase plans, 403(b) plans and 401(k) plans.

•	Coverdell Education Savings Account (ESAs) – ESAs provide a tax-favored vehicle through which educational expenses can be funded on behalf of the individual for whom the account is established.

Financial intermediaries must contact the Funds for approval before opening an omnibus account.

ADVISOR SHARES

Advisor Shares of the Funds are generally available for investment only by employee benefit plans, clients of financial advisors, clients of sponsored fee-based programs and other investors that meet the minimum investment requirements. You may open a new account in Advisor Shares of a Fund only if:

•

you are an employee benefit plan that trades electronically through a financial intermediary and shares of the Fund are made available to your plan pursuant to an agreement between the financial intermediary and Artisan Partners Funds or Artisan Partners Distributors LLC;

•

you are a client of a financial advisor or financial planner that meets the Fund’s investment minimum through the advisor’s or planner’s aggregated client assets in the Fund held with a single custodian;

•

you are an investor in a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with Artisan Partners Funds or Artisan Partners Distributors LLC;

•	you are an investor meeting the minimum investment requirements for opening a new account; or

•	the Fund has pre-approved your purchase.

INSTITUTIONAL SHARES

Institutional Shares are designed for certain employee benefit plans as well as institutional and other investors who are able to meet the high minimum investment requirements. You may open a new account in Institutional Shares of the Funds only if:

•

you are an employee benefit plan that trades electronically through a financial intermediary and shares of the Fund are made available to your plan pursuant to an agreement between the financial intermediary and Artisan Partners Funds or Artisan Partners Distributors LLC;

•	you are an investor meeting the minimum investment requirements for opening a new account; or

•	the Fund has pre-approved your purchase.

MINIMUM INVESTMENTS

	Investor Shares	Advisor Shares	Institutional Shares
To open an account	$1,000	$250,000	$1,000,000
To add to an account	No minimum	No minimum	No minimum

A Fund will waive the initial minimum investment of $1,000 for Investor Shares if you invest through the Automatic Investment Plan. See “Buying Shares – Automatic Investment Plan (AIP).” A Fund may also waive the minimum investment requirement for Investor Shares with respect to investments held in omnibus accounts or other accounts held through financial intermediaries, although the intermediary maintaining such an account may impose its own minimum investment requirements. See “Other Information – Financial Intermediaries.”

A Fund may, at its discretion, accept a smaller initial investment or waive the minimum initial investment amount for investment into Advisor Shares or Institutional Shares if:

•

you are an employee benefit plan that will trade Advisor or Institutional Shares of the Fund electronically through a financial intermediary and the Fund expects the plan will meet the minimum balance required within a defined period;

•

you are already a shareholder (in your name or as beneficial owner of shares held in someone else’s name) (for example, a nominee or a custodian holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account) of Advisor or Institutional Shares of that Fund; or

•

you, together with any affiliated organizations or related persons, will hold two or more accounts in your own or the affiliated organization’s or related person’s name or as beneficial owner of shares held in someone else’s name of Advisor or Institutional Shares of that Fund and such accounts, in the aggregate, exceed the minimum initial investment amount for that Fund.

In addition, a Fund may, at its discretion, accept a smaller initial investment or waive the minimum initial investment amount for investment into Advisor Shares if:

•	you are an investor in a sponsored fee-based program and the Fund expects the program will meet the minimum balance required within a defined period.

MINIMUM BALANCES

INVESTOR SHARES

Investor Shares of the Funds require a minimum balance of $1,000. The Funds reserve the right to close your account and redeem your shares if the value of your account falls below $1,000. However, before closing a small account, the Fund will notify you and give you at least 30 days to bring your account’s value up to the minimum.

The Funds will waive the $1,000 minimum balance requirement if an account value has declined below $1,000 due solely to investment performance.

If you discontinue an AIP before your account reaches $1,000, that account also may be closed and the Fund may redeem your shares.

If you participate in systematic withdrawal and your account has insufficient funds to meet a withdrawal, the amount remaining will be completely redeemed.

If you held Advisor Shares of Artisan Emerging Markets Fund at the time of the Redesignation, you will not be subject to the minimum balance requirement noted above for the Fund’s Investor Shares.

ADVISOR SHARES

Advisor Shares of the Funds require a minimum balance of $250,000, although each Fund may, at its discretion, permit a smaller minimum account balance under the circumstances set forth above. The Funds reserve the right to automatically convert the Advisor Shares in your account to Investor Shares, or to close your account and redeem your shares, if the value of your account falls below $250,000, unless the reduction in value is due solely to investment performance. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares to Investor Shares or closing your account and redeeming your shares. If your shares are converted, the conversion will have no effect on the value of your investment in Advisor Shares of the Funds at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.

INSTITUTIONAL SHARES

Institutional Shares of the Funds require a minimum balance of $1 million, although each Fund may, at its discretion, permit a smaller minimum account balance under the circumstances set forth above. The Funds reserve the right to automatically convert the Institutional Shares in your account to Investor Shares or Advisor Shares or close your account and redeem your shares if the value of your account falls below $1 million, unless the reduction in value is due solely to investment performance. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares to Investor Shares or Advisor Shares or closing your account and redeeming your shares. If your shares are converted, the conversion will have no effect on the value of your investment in Institutional Shares of the Funds at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value of the respective share classes.

BUYING SHARES

IMPORTANT INFORMATION ABOUT OPENING AN ACCOUNT

Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Partners Funds account, you will be asked to provide certain identifying information on your account application. If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. For more information, see “Other Information – Anti-Money Laundering Compliance.”

HOW TO OPEN AN ACCOUNT

If you meet the applicable share class eligibility requirements and the Fund’s other criteria, you may be able to purchase shares of Artisan Partners Funds by contacting your financial intermediary. You can also open an account and purchase Investor Shares or Advisor Shares (if available) of the Funds by contacting the Funds’ transfer agent at 800.344.1770 and completing a new account application. See “Investing with Artisan Partners Funds – Who Can Invest in Artisan Partners Funds?,” “– Who is Eligible to Invest in a Closed Fund?” and “– Share Class Eligibility.” Applications for direct purchases of Institutional Shares are only made available through Artisan Partners Distributors LLC by calling 866.773.7233.

By Mail – Complete and sign a new account application. Mail the application, along with your check for the applicable purchase amount to the address listed below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery). All checks must be made payable to “Artisan Partners Funds” or to the name of the Fund in which you are investing. Artisan Partners Funds will not accept cash, money orders, travelers’ checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

For regular mail delivery:	For overnight mail delivery:
Artisan Partners Funds c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Partners Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809 800.344.1770

All investment checks must be delivered to one of the addresses above. Artisan Partners Funds and Artisan Partners Distributors LLC do not accept shareholder investment checks at their corporate offices; checks received at those offices will be forwarded to Boston Financial Data Services (Boston Financial), the Funds’ transfer agent, and purchases will not be effective until the order is received and accepted by Boston Financial. A purchase by check is priced at the NAV next calculated after Boston Financial receives the check and accepts the order.

By Wire – You may purchase shares by instructing your financial institution to wire money to Artisan Partners Funds’ custodian bank. Your financial institution may charge you a fee to send (or receive) funds by wire. Wire transfers from a bank outside the U.S. generally will not be accepted. A purchase by wire is priced at the NAV next calculated after Boston Financial receives your wire. Therefore, if your wire is received after the time as of which the NAV is calculated for the day, your funds may be held by the Funds’ custodian bank until the next business day. If you are opening a new account by wire transfer, a new account application must be received in proper form at the Funds’ transfer agent prior to the receipt of the wire. Artisan Partners Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Wire transfer instructions are:

State Street Bank and Trust Company Attn: Mutual Funds Boston, MA 02110
Routing #011000028
Credit to:	Artisan Partners Funds Deposit DDA 99050882
Further credit:	[your account registration]
[your account number]

If the proper account information is not included, the wire order may be rejected.

By Exchange – You may open a new account in Investor Shares or Advisor Shares of Artisan Partners Funds by telephone by calling 800.344.1770 with an exchange of $1,000 or more for Investor Shares or $250,000 or more for Advisor Shares from your identically registered account in another of the Artisan Partners Funds. You may open a new account in Institutional Shares by telephone by calling 866.773.7233 with an exchange of $1,000,000 or more from your identically registered account in Institutional Shares of another Artisan Partners Fund. See “– Telephone Exchange Plan.” A purchase by exchange is priced at the NAV next calculated after your call; the redemption may be subject to a redemption fee. See “Redeeming Shares – Redemption Fee.”

By Automatic Investment Plan (AIP) – You may purchase Investor Shares or Advisor Shares of Artisan Partners Funds through an AIP. Complete and sign the account application, including the AIP section. See “– Automatic Investment Plan (AIP).”

By Purchases in Kind – You may, subject to Artisan Partners Funds’ approval, purchase Investor Shares, Advisor Shares or Institutional Shares of the Funds with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment process, goal and philosophy) and that have values that are readily ascertainable in accordance with the Fund’s valuation policies. Call Artisan Partners Funds at 866.773.7233 if you would like to purchase shares of the Funds with other securities.

HOW TO ADD TO AN ACCOUNT

If you opened an account directly with a Fund in accordance with the previous section, you may make subsequent investments by wire transfer using the instructions provided, or by submitting a check, along with either the stub from your Fund account statement or a letter indicating the amount of the purchase, your account number and the name in which your account is registered. All checks must be made payable to “Artisan Partners Funds” or to the name of the Fund in which you are investing. Please print your account number on your check. Artisan Partners Funds will not accept cash, money orders, travelers’ checks, credit card payments, credit card checks, third-party checks, starter checks or checks drawn on non-U.S. financial institutions.

To make additional purchases of Investor Shares or Advisor Shares of a Fund, you may also add from $50 to $50,000 to your account by telephone. You may elect the telephone purchase option on your application or by completing the shareholder account options form after your account has been opened. A telephone purchase with funds to be drawn from your bank account is generally effective on the business day of your call if you call before the time as of which the Fund calculates its NAV, or on the next business day after your call if you call after the time as of which the Fund’s NAV has been calculated for the day. See “Investing with Artisan Partners Funds – Share Price.” Your financial institution may impose a fee for wire or electronic funds transfer (“EFT”).

You may exchange between identically registered accounts within the same share class by telephone. Telephone exchanges are subject to a minimum exchange of $50 and other limits. See “– Telephone Exchange Plan.”

You may also add AIP to your existing account in Investor Shares or Advisor Shares of Artisan Partners Funds. Please call 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form. Your financial institution may charge you a fee for electronic transfers of funds. See “– Automatic Investment Plan (AIP)” for more information.

TELEPHONE EXCHANGE PLAN

You may open a new account in a Fund by exchange from your identically registered account in the same share class of another Artisan Partners Fund. To open the new account, your exchange must meet the applicable share class minimum. You also may transfer investments between already existing identically registered accounts by exchanging at least $50.

Telephone exchanges are subject to these restrictions:

•	Both accounts must be registered in the same name, with the same address and taxpayer identification (social security or employer identification) number.

•

Your exchange will be processed on the business day on which you call if you call before the time as of which each Artisan Partners Fund calculates its NAV, or on the next business day after your call if you call after the time as of which an Artisan Partners Fund’s NAV has been calculated for the day. See “Investing with Artisan Partners Funds – Share Price.”

•	If your account is subject to backup withholding, you may not use the telephone exchange plan.

•

If you use the telephone exchange plan more than four times in any rolling twelve-month period, Artisan Partners Funds may terminate your access to the plan. Exchanges conducted through an omnibus account are not subject to this limitation because Artisan Partners Funds may not be able to identify the underlying investors but you may be subject to restrictions imposed by the financial intermediary.

•	Artisan High Income Fund may charge you a 2% redemption fee on exchanges of shares owned for 90 days or less. See “Redeeming Shares – Redemption Fee.”

AUTOMATIC INVESTMENT PLAN (AIP)

The AIP allows you to make regular, systematic investments into Investor Shares or Advisor Shares of Artisan Partners Funds. You purchase shares by transferring money from your designated checking or savings account directly into your Fund account. Simply designate your monthly investment amount (the monthly minimum is $50) and the day (between the 3rd and the 28th) you want the transfer to take place. If you do not select a day, the withdrawal from your account will be made on the 15th of the month. If a withdrawal date falls on a weekend or holiday, your payment will be transferred from your bank account on the business day prior to the date you selected. It may take up to 10 days to establish your AIP once your instructions have been received. Artisan Partners Funds will not be responsible for non-sufficient funds fees. If your AIP does not clear, your purchase will be cancelled. You will be liable for any resulting losses or fees a Fund or its transfer agent incurs. If your purchase through the AIP fails to clear on two consecutive occasions, the Fund will terminate your AIP.

If you choose the AIP when you open your account, the minimum initial investment for Investor Shares will be waived. However, your Investor Shares may be redeemed and your account closed if you discontinue the AIP before your account reaches the minimum initial investment size. See “Investing with Artisan Partners Funds – Minimum Balances.” To change an AIP, please notify us at least 14 days prior to the next scheduled investment date. For complete instructions on changing an AIP, please visit www.artisanpartners.com or contact a customer service representative at 800.344.1770.

PURCHASES – GENERAL INFORMATION

•	Your purchases must be in U.S. dollars.

•	If your check or telephone purchase order does not clear, your purchase will be cancelled. You also will be liable for any resulting losses or fees a Fund or its transfer agent incurs.

•	You may not change or cancel a purchase request once it has been received in good order.

•

An order typically is accepted when the Fund or its authorized agent has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation. An order is not binding until accepted and entered on the books of the Fund.

•

Artisan Partners Funds reserves the right to reject any order deemed inappropriate or not to be in the best interests of existing Fund shareholders, to limit exchanges or to take such other actions as the Funds deem appropriate or, for Institutional Shares, any purchase order that has not been previously approved by the Fund or Artisan Partners Distributors LLC. Further, the Funds reserve the right to reject any purchase order in its sole discretion. For example, a Fund may reject an order that appears so large that it would disrupt management of the Fund or an order from someone ineligible to invest. The Fund also may reject orders as described below under “Other Information – Anti-Money Laundering Compliance” and “Other Information – Inappropriate Trading.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase order.

•	A holiday, weekend or other interruption can affect the normal processing of an investment.

•

Artisan Partners Funds cannot accept a purchase order specifying a specific purchase date or price per share. Purchase checks greater than $50,000 that are post-dated or have a partial date or no date will be rejected. However, if a purchase check is less than $50,000, it will not be held for processing on the designated date, but will be processed upon acceptance.

•	Artisan Partners Funds may terminate your ability to make automatic investments and telephone purchases if an item is not paid by your financial institution on two consecutive occasions.

•

To prevent unauthorized transactions in your account, Artisan Partners Funds will take precautions designed to verify that information communicated by telephone is genuine. Artisan Partners Funds and its transfer agent may record a call, request identifying information and send written confirmation of telephone transactions. Artisan Partners Funds and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon instructions furnished by telephone if we follow reasonable procedures designed to verify the identity of the caller. We recommend that you take precautions to keep confidential your personal information, including your account number and tax identification (social security or employer identification) number. You should verify the accuracy of each telephone transaction as soon as you receive your confirmation statement.

REDEEMING SHARES

You may redeem some or all of your shares by telephone or written request sent to the Fund by mail on any day that the NYSE is open for regular session trading. You may also redeem Investor Shares or Advisor Shares of Artisan Partners Funds by systematic withdrawals on any day that the NYSE is open for regular session trading. Your redemption will be processed on the business day that your order is accepted by the Fund or its authorized agent if it is received before the time as of which the Fund calculates its NAV (NYSE closing time – usually 4:00 p.m. Eastern Time). If your order is received after that time, your order will be processed on the next business day. The Fund will redeem your shares at the NAV per share next calculated after your redemption order is received in good order by the Fund or its authorized agent. The Fund may reject your redemption order under certain circumstances, which are discussed below. Artisan Partners Funds will generally wire transfer the proceeds of your redemption to the bank account designated in your purchase application or on a telephone authorization form. Some redemptions require Medallion guarantees. See “– Medallion Guarantees.”

HOW TO REDEEM SHARES

BY MAIL

Non-IRA Accounts – To redeem shares in an account other than an IRA, complete the Non-IRA Redemption form or mail a letter of instruction including: the Fund’s name; your account number; the dollar amount or number of shares to be sold; and the signature of the shareholder(s) as it appears on the account or by a duly authorized agent of the shareholder(s). Some redemptions require Medallion guarantees. See “– Medallion Guarantees.” The letter of instruction should be sent to the address shown below (use the address that matches the delivery mechanism you are using – regular mail or overnight delivery).

For regular mail delivery:	For overnight mail delivery:
Artisan Partners Funds c/o Boston Financial Data Services P. O. Box 8412 Boston, MA 02266-8412	Artisan Partners Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809 800.344.1770

IRA Accounts – To redeem shares in an Artisan Partners Funds IRA account, you may send a letter of instruction or complete the IRA Distribution Request Form. Call 800.344.1770 or visit www.artisanpartners.com for instructions. Some redemptions require Medallion guarantees. See “– Medallion Guarantees.”

We encourage you to consult your tax advisor regarding the tax consequences and tax reporting requirements of your redemptions prior to redeeming shares in an IRA account.

For further instructions, documents or the IRA Disclosure Statement and Custodial Agreement, please call 800.344.1770 or visit www.artisanpartners.com.

BY TELEPHONE

You automatically have the telephone redemption option unless you decline it on your account application. If you decline this option, but would like to add it at a later date, call 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form if you hold Investor Shares or Advisor Shares. To authorize telephone redemption on an existing Institutional Shares account, call us at 866.773.7233 to obtain a telephone redemption authorization form. The telephone redemption form must be signed by a person authorized to act on behalf of the registered owner of an account and may require a form of signature validation.

To redeem Investor Shares or Advisor Shares by telephone, call the Funds’ transfer agent at 800.344.1770. To redeem Institutional Shares by telephone, call the Funds’ transfer agent at 866.773.7233. If you redeem shares by telephone, any amount of shares may be redeemed if a bank account was designated on your account application, or updated on a shareholder account options form after your account was opened, to receive the proceeds by wire transfer or EFT. If you have not designated a bank account to receive the proceeds by wire or EFT, telephone redemptions will be limited to $50,000 each and will be sent by check to your mailing address of record. Your bank may charge you a fee for an incoming wire or EFT; Artisan Partners Funds reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.

To reduce the risk of loss from a fraudulent instruction, we will send your redemption proceeds only to the bank account designated in your application or telephone authorization form or letter signed by an authorized person and with a Medallion guarantee. See “– Medallion Guarantees.” A request to change your existing U.S. bank account must be submitted in writing or on a shareholder account options form and may require a form of signature validation.

The Fund and its transfer agent will not be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished by telephone, if we follow reasonable procedures designed to identify the caller. We may record a call, request identifying information or send written confirmation of telephone transactions. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. We recommend that you take precautions to keep confidential your account information, including your account number and tax identification number.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing.

SYSTEMATIC WITHDRAWALS

This service lets you withdraw a set amount from your account in Investor Shares or Advisor Shares of the Funds at regular intervals. To be eligible for systematic withdrawal, you must have at least $5,000 in your Artisan Partners Fund account and must withdraw at least $50 per transaction.

If you would like to add this option, please call us at 800.344.1770 or visit www.artisanpartners.com for a shareholder account options form. You must use the IRA Distribution Request Form to request systematic withdrawals from your IRA account.

If you select the systematic withdrawal option, you may choose to have the Fund send payment: (i) by mail to the address of record; (ii) by EFT to a pre-authorized U.S. bank account; or (iii) to your pre-authorized U.S. bank account by wire transfer. In order to receive funds by EFT or wire transfer, you must identify your U.S. bank account on your application, or if you are changing your U.S. bank account or adding this feature after your account is open, on a shareholder account options form. Your request to change your U.S. bank account or add options must be submitted in writing and may require a form of signature validation. Your bank may charge you a fee for the incoming wire or EFT; Artisan Partners Funds reserves the right to charge fees for these services in the future. Payment by EFT usually will arrive at your bank two banking days after your redemption is processed. Payment by wire usually is credited to your bank account on the next banking day after your redemption is processed.

REDEMPTIONS – GENERAL INFORMATION

Normally, redemption proceeds will be mailed to you within seven days after receipt and acceptance of your redemption request. Redemption proceeds may be withheld or delayed as required or permitted by applicable law.

Subject to applicable law, a Fund may reject your redemption request if:

•	the identification information you provided in your account application cannot be verified;

•	your identification information matches information on a government list of suspicious persons; or

•	the Fund believes that you may be involved in suspicious activity.

Further documentation may be requested to evidence the authority of the person or entity making a written redemption request. Please call 800.344.1770 with questions if you hold Investor Shares or Advisor Shares. Please call 866.773.7233 with questions if you hold Institutional Shares.

If you recently have made a purchase by check or EFT, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received good funds. This confirmation process can take up to 15 days. To reduce such delays, Artisan Partners Funds recommends that your purchase be made by federal funds wire through your financial institution.

You may not change or cancel a redemption request once it has been received in good order.

A Fund cannot accept a redemption request that is post-dated, specifies a particular date for processing, specifies a price for redemption or contains any other special conditions. All redemptions will be processed upon acceptance.

Redemptions may be suspended or payment dates postponed when the NYSE is closed, its trading is restricted or as permitted by the Securities and Exchange Commission (SEC).

Each Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities.

The redemption price you receive depends upon the NAV per share of a class of a Fund at the time of redemption. It may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

Shares in any account you maintain with Artisan Partners Funds may be redeemed to the extent necessary to reimburse Artisan Partners Funds for any loss it sustains that is caused by you (such as losses from uncollected checks or any Fund liability under the backup withholding provisions of the Internal Revenue Code of 1986, as amended (the “Code”) relating to your account).

If a Fund sends you a check for a redemption, systematic withdrawal payment or cash distribution that is returned “undeliverable” or remains uncashed for at least six months, the Fund may cancel the check and reinvest the proceeds in your Fund account at the NAV per share on the date of reinvestment and, if applicable, the Fund may (a) cancel your systematic withdrawal payments, honoring redemptions only by request and (b) automatically reinvest your future dividends and capital gains, even if you had elected cash payment. If you hold your investment in an IRA, or other circumstances exist such that reinvesting the proceeds is not in your or the Fund’s best interest, your check will not be cancelled and the Fund may attempt to contact you to obtain further instruction.

Before submitting your redemption request, please call 800.344.1770 if you have any questions about requirements for a redemption and hold Investor Shares or Advisor Shares. If you hold Institutional Shares, please call 866.773.7233.

REDEMPTION FEE

If you redeem or exchange shares of Artisan High Income Fund that you have held for 90 days or less, the Fund will charge you a redemption fee of 2% of the redemption proceeds. The redemption fee will be deducted from your redemption proceeds and retained by the Fund.

Artisan High Income Fund reserves the right to waive or reduce the 2% redemption fee on shares held 90 days or less at its discretion when the Fund believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading.

For example, the following transactions for direct shareholders of shares of Artisan High Income Fund (if known by the Fund) would not be subject to redemption fees:

•	Redemptions of shares purchased through reinvestment of dividends and distributions;

•	Redemptions of shares pursuant to certain automatic rebalancing programs;

•

Redemptions requested following the death of a registered shareholder on an account or the settler of a living trust that is the registered shareholder of an account, for shares held in the account at the time of death;

•	Redemptions of shares that were purchased as participant contributions through an employer-sponsored retirement plan;

•	Transaction activity due to processing errors; or

•	Shares exchanged from one share class to another within the Fund.

This list is not exclusive. To request a waiver or if you have any questions about whether your transaction will be subject to the redemption fee, please call us at 800.344.1770 if you hold Investor Shares or Advisor Shares.

Artisan High Income Fund will waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Fund’s criteria. However, due to differences in operational capacities, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Fund. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information on how redemption fees will be applied to your shares.

Waivers of redemption fees are reported to the board of directors of Artisan Partners Funds.

MEDALLION GUARANTEES

To protect you and the Fund from fraud, the following transaction requests must be submitted in writing and include a Medallion Signature Guarantee for each account owner:

•	If you wish to redeem more than $50,000 and have not previously designated a U.S. bank account to receive the proceeds by wire transfer or EFT.

•	If you add/remove an owner on your account.

•	If you add/change the beneficiary to whom your account will be transferred upon your death.

•	If you ask that a check or wire be delivered to an address or bank account other than the address or bank account on your account.

•	If you ask that a check or wire be made payable to someone other than the account owner.

•	If you transfer the ownership of your account.

•

If you wish to redeem shares and your address is changed in response to a U.S. Postal Service notification or you have changed the address on your account in writing without a Medallion guarantee, by phone or through www.artisanpartners.com within the last 60 days.

All Medallion Guarantees must use a STAMP2000 Medallion imprint appropriate for the nature and dollar amount of the transaction. Each owner’s signature must show the capacity in which the signer is acting, (for example, “Jane Doe, as Trustee”). Medallion Guarantee is a bar-coded signature guarantee and must be executed by an eligible guarantor. Eligible guarantors include Commercial Banks, Trust Companies, Savings Associations and Credit Unions, as defined by the Federal Deposit Insurance Act. Member firms of a domestic stock exchange are also considered eligible guarantors. Non bar-coded guarantees or stamps from a Notary Public are not acceptable.

If you are signing on behalf of an entity, you must indicate your capacity beside or beneath your signature. If you are signing in a capacity, further documentation may be required by the guarantor. Prior to signing, inquire what documentation needs to be provided and the maximum transaction amount the guarantee will insure. Request that the guarantor provide a legible bar-coded Medallion Guarantee. A form or transaction request received without a valid STAMP2000 Medallion imprint may be rejected.

EXCHANGING SHARES

If you meet the minimum investment requirements for opening a new account, and any other eligibility criteria described in this statutory prospectus, you may exchange shares of a Fund for the same class of shares of any other Artisan Partners Fund that is open to new investors or any closed Artisan Partners Fund (if you also meet the requirements described under “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?” and “Share Class Eligibility”). A fund exchange may be made by following the redemption procedures described under “Redeeming Shares – How to Redeem Shares.” The Funds will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Funds or their authorized agent. If you exchange shares of Artisan High Income Fund that you have held for 90 days or less for the same class of shares of another Fund, the Fund will charge you a redemption fee of 2% of the redemption proceeds. An exchange of shares of one Fund for shares of another Fund will be a taxable transaction. See “Dividends, Capital Gains & Taxes – Taxes.”

Shareholders may also exchange shares of a Fund for a different class of shares offered by the same Fund, provided that the shareholder meets the eligibility requirements, including any investment requirements for opening a new account in shares of the class into which the shareholder seeks to exchange. Such an exchange may be made by following the procedures described under “Redeeming Shares – How to Redeem Shares.” The Funds will exchange your shares at the respective NAVs per share next calculated after your exchange order is received in good order by the Funds or their authorized agent. If you exchange shares of Artisan High Income Fund that you have held for 90 days or less for a different class of shares offered by that Fund, generally the Fund will not charge you a redemption fee, unless you trade electronically under certain circumstances. For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event, or to result in recognition of a gain or loss by the exchanging shareholder. See “Dividends, Capital Gains & Taxes – Taxes.”

Artisan Partners Funds reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

SHAREHOLDER & ACCOUNT PROCEDURES

ACCOUNT OPTION CHANGES

To further protect the Funds and their shareholders from fraud, some shareholder account changes may require additional signature validation. Please refer to our shareholder account options form for further information or call us at 800.344.1770 if you hold Investor Shares or Advisor Shares, or at 866.773.7233 if you hold Institutional Shares.

ADDRESS CHANGES

You may change the address on your account by:

•

sending a written request to the Fund’s transfer agent signed by the registered owner(s) of the account (please note, if you wish to redeem shares within 60 days after a change of address in writing, each owner’s signature must be guaranteed using a STAMP2000 Medallion. See “Redeeming Shares – Medallion Guarantees”),

•	calling us at 800.344.1770 if you hold Investor Shares or Advisor Shares, or at 866.773.7233 if you hold Institutional Shares, or

•	accessing your account through www.artisanpartners.com (only available for Investor Shares or Advisor Shares).

Artisan Partners Funds will send a written confirmation of the change to both your old and new addresses. Artisan Partners Funds will change your address in response to a U.S. Postal Service notification, but will attempt to contact you at the new address so that you can confirm the address change.

If your address is changed in response to a U.S. Postal Service notification, in writing without proper signature validation, by phone or through www.artisanpartners.com, we will not honor any redemption request for the following 60 days, unless that redemption is in writing with a Medallion guarantee. See “Redeeming Shares – Medallion Guarantees.” The Fund and its transfer agent will not be responsible for any loss, liability, cost or expense resulting from acting upon address changes if we follow reasonable procedures to verify the identity of the caller or website user.

If a piece of mail that we send to you is returned as undeliverable, we will attempt to resend the mail two more times. If it remains undeliverable after those three attempts, we will discontinue all mail to your mailing address of record until you notify us of a new address by one of the previously stated methods.

STATEMENTS AND REPORTS

As an Artisan Partners Fund shareholder, you will receive:

•	Confirmation statements.

•	Quarterly account statements.

•	Annual and semiannual reports with financial statements.

•	Year-end tax statements.

Transactions made under certain periodic investment and withdrawal programs (including dividend reinvestment plans) will be confirmed on quarterly account statements. We suggest you keep each of your quarterly and year-end account and tax statements with your other important financial papers. You may need them for tax purposes.

If you need copies of statements and hold Investor Shares or Advisor Shares, call 800.344.1770 or visit www.artisanpartners.com. If you need copies of statements and hold Institutional Shares, call 866.773.7233. Copies of this year’s or last year’s statements are free of charge; for earlier years, there is a per statement processing fee (currently $10) for each year for which statements (account or tax) are requested. If more than one member of a household has an account with a Fund, we reduce the number of duplicate annual and semiannual reports your household receives by sending only one copy of each to the address shared by those accounts. If you hold more than one account in a Fund, we will only send one summary prospectus for that Fund, but your household may receive more than one copy if two or more members of your household hold accounts in the Fund. Call us at 800.344.1770 to request individual copies of these documents. We will begin sending individual copies within 30 days after receiving your request.

E-DELIVERY OF DOCUMENTS

If you hold your account in Investor Shares or Advisor Shares directly with Artisan Partners Funds, and you prefer to view Fund documents online rather than receiving paper documents, you may enroll in E-Delivery through www.artisanpartners.com. To enroll in E-Delivery, you will need to provide your social security number or employer identification number and a valid email address. All accounts associated with the social security or employer identification number you provide will be enrolled for E-Delivery.

When a Fund document becomes available, you will receive an email containing a link to that document. If the email we send to you is returned as undeliverable, we will attempt to resend the email two more times. If your email remains undelivered after those three attempts, your E-Delivery enrollment will be discontinued and paper copies of Fund documents will be sent to your mailing address on record. There are risks to electronic delivery of Fund documents, including, but not limited to, delay or failure of delivery due to technical difficulties and other matters beyond the Funds’ control. The Funds have no liability for the failure or disruption of the E-Delivery service due to circumstances beyond our reasonable control.

ABANDONED PROPERTY

If your account is deemed “abandoned” or “unclaimed” under state law, Artisan Partners Funds may be required to “escheat” or transfer the assets in your account to the applicable state’s unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Funds by mail or telephone or accessing your account through the Funds’ website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The Funds’ transfer agent can be contacted by phone at 800.344.1770 (866.773.7233 for Institutional Shares), by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809.

OTHER INFORMATION

FINANCIAL INTERMEDIARIES

The Funds may authorize certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (with their designees, collectively “authorized agents”), to accept purchase, exchange and redemption orders on the Funds’ behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Funds. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the agent and the application of a 2% redemption fee (if applicable) for Artisan High Income Fund only. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in this statutory prospectus.

If you attempt to purchase shares of the Funds through an unauthorized intermediary, your purchase request will be rejected. Please contact your financial intermediary or Artisan Partners Funds at 800.344.1770 to find out whether your financial intermediary is eligible to purchase Fund shares and, if so, how purchases, redemptions or exchanges may be made.

Institutional Shares of the Funds do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other services that an intermediary may provide to its clients.

For Investor Shares or Advisor Shares of the Funds, some authorized agents do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provides to you on the Fund’s behalf. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services to its clients. This fee may be based on the number of accounts or may be a percentage, currently up to 0.40% annually for Investor Shares and up to 0.15% annually for Advisor Shares, of the average value of accounts for which the authorized agent provides services. The Fund pays a portion of this fee, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Fund.

For Investor Shares or Advisor Shares of the Funds, Artisan Partners, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by a Fund), and for distribution and marketing services performed with respect to the Funds. Such payments for distribution and marketing services may be made as compensation or reimbursement for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings. A number of factors may be considered in determining the amount of the payments associated with such services, including that authorized agent’s sales, client assets invested in the Funds and redemption rates, the quality of the authorized agent’s relationship with Artisan Partners, and the nature of the services provided by the authorized agent to its clients. Although neither the Funds nor Artisan Partners pays for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included. Authorized agents that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

The Funds reserve the right to waive or reduce the minimum investment requirements as described under “Investing with Artisan Partners Funds – Minimum Investments.” Artisan High Income Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and currently waives the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries.

In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with Artisan High Income Fund’s criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Fund. If you purchase shares of Artisan High Income Fund through a financial intermediary, you should contact the financial intermediary for more information on how redemption fees will be applied to your shares.

ANTI-MONEY LAUNDERING COMPLIANCE

Artisan Partners Funds is required to comply with various anti-money laundering laws and regulations. Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account. Consequently, when you open an Artisan Partners Funds account, you must provide certain identifying information on your account application. If you are transferring the ownership of your account, you also will need to provide identification information about the transferee. If you fail to provide the appropriate information to the Funds, the Funds may try to contact you to obtain the necessary information. If you are unable to provide the requested information, the Funds are unable to contact you within the period of time the Funds consider appropriate, or the Funds believe that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and the monies received to establish your account will be returned to you. For some investors and types of accounts, this could have adverse consequences. For example, an IRA holder with a limited amount of time to accomplish a rollover of IRA assets could suffer unfavorable tax consequences as a result of the Funds’ inability to process an application. As a result, it is very important that the application be filled out completely. If you have questions about completing your application, please call 800.344.1770.

After your account is established, the Funds also may take other actions or ask to see other identifying documents to verify your identity. These actions may include checking your identifying information against various databases and requesting identifying documents, such as a business license, for an entity, or a driver’s license or other state identification card, for an individual, to verify your identity. If the Funds are unable to verify your identity from the information you provide, your account will be closed and the redemption proceeds will be paid to you (unless the Funds are required to “freeze” your account as described below). You will receive the share price next calculated after the Funds determine that they are unable to verify your identity (so your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction).

If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account.

The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform you that it has taken the actions described above.

INAPPROPRIATE TRADING

Artisan Partners Funds attempts to identify investors who appear to engage in trading the Funds consider inappropriate, which may include frequent or short-term trading, and to take reasonable steps to deter such activity.

The Funds cannot always identify or reasonably detect frequent, short-term or other inappropriate trading. In particular, it may be difficult to identify frequent, short-term or other inappropriate trading in certain omnibus accounts and other accounts traded through financial intermediaries (which may include broker-dealers, retirement plan administrators, insurance company separate accounts, bank trust departments or other financial services organizations), some of which may be authorized agents of the Funds. By their nature, omnibus accounts conceal from the Funds the identity of individual investors and their transactions. Artisan Partners Funds complies fully with applicable federal rules requiring it to reach an agreement with each of its financial intermediaries pursuant to which certain information regarding purchases, redemptions, transfers and exchanges of Fund shares by underlying beneficial owners through financial intermediary accounts will be provided to the Funds upon request, but there can be no guarantee that all frequent, short-term or other trading activity the Funds may consider inappropriate will be detected, even with such agreements in place. If Artisan Partners Funds is unsuccessful in reaching such an agreement with any financial intermediary, Artisan Partners Funds will terminate that financial intermediary’s ability to purchase shares of the Funds for its customers.

Artisan Partners Funds’ board of directors has adopted policies and procedures to address frequent or short-term trading. The Funds attempt to deter frequent or short-term trading through various methods, which include:

•	exchange limitations as described under “Buying Shares – Telephone Exchange Plan”;

•	fair valuation of securities as described under “Investing with Artisan Partners Funds – Share Price”; and

•	redemption fees on Artisan High Income Fund as described under “Redeeming Shares – Redemption Fee.”

The nature of the efforts undertaken and the resulting action by Artisan Partners Funds depends, among other things, on the type of shareholder account. Trading activity is monitored selectively on a daily basis in an effort to detect frequent, short-term or other inappropriate trading. If Artisan Partners Funds believes that an investor has engaged in frequent, short-term or other inappropriate trading, it may reject future purchases of Fund shares in that account or related accounts, or by that investor, with or without prior notice; reject a particular purchase order; limit exchanges among Artisan Partners Funds; and/or refuse to open an account. If inappropriate trading is detected in an account registered in the name of a financial intermediary or plan sponsor (as applicable), Artisan Partners Funds may request that the financial intermediary or plan sponsor (as applicable) take action to prevent the particular investor or investors from engaging in that trading.

Rejection of future purchases by a retirement plan because of inappropriate trading activity by one or more plan participants is likely to impose adverse consequences on the plan and on other participants who did not engage in inappropriate trading. To avoid those collateral consequences, for retirement plans, Artisan Partners Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the inappropriate trading activity to cease. If inappropriate trading activity recurs, Artisan Partners Funds may refuse all future purchases from the plan, including those of plan participants not involved in the inappropriate activity.

A financial intermediary through which you may purchase shares of a Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the financial intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, Artisan Partners Funds may elect to allow the financial intermediary to apply its own policies with respect to inappropriate trading in lieu of seeking to apply Artisan Partners Funds’ policies to shareholders investing in the Funds through such financial intermediary, based upon Artisan Partners Funds’ conclusion that the financial intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the financial intermediary. As a result, a financial intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this statutory prospectus. The Funds’ ability to impose restrictions on trading activity with respect to accounts traded through a particular financial intermediary may also vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular financial intermediary. If you purchase Fund shares through a financial intermediary, you should contact the financial intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Artisan Partners Funds expects direct investors in Institutional Shares of the Funds who do not trade through a financial intermediary that trades electronically to engage in relatively few transactions. Artisan Partners Funds considers more excessive transactions (purchase or redemption) in Institutional Shares by such a direct investor inappropriate.

The identification of inappropriate trading involves judgments that are inherently subjective and the above actions alone or taken together with the other means by which Artisan Partners Funds seeks to discourage certain types of inappropriate trading (through the use of short term redemption fees on Artisan High Income Fund and fair value pricing, for example) cannot eliminate the possibility that inappropriate trading activity in the Funds will occur. Trading activity, appropriate or inappropriate, may affect the Funds and other shareholders (see “Risks You Should Consider”).

PORTFOLIO SECURITY HOLDINGS DISCLOSURE

A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Partners Funds may determine for each Fund on Artisan Partners Funds’ website (www.artisanpartners.com). A complete list of portfolio holdings is also included in reports the Funds file with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings or discuss one or more portfolio holdings provided that the holdings have been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Partners Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current. Portfolio holdings information can be found on Artisan Partners Funds’ website at www.artisanpartners.com/individual-investors/news-insights/research-data/holdings.html. Further discussion about the Funds’ policies and procedures in connection with the disclosure of portfolio holdings is available in the SAI.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method of average cost (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please see Artisan Partners Funds’ website (www.artisanpartners.com) or call Artisan Partners Funds at 800.344.1770, or consult your financial intermediary, as applicable, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS, CAPITAL GAINS & TAXES

Each Fund intends to distribute substantially all of its net income and net realized capital gains to investors at least annually. Artisan High Income Fund typically declares income distributions daily and pays income distributions monthly, and distributes net realized capital gains no less frequently than annually. Each Fund’s investment decisions generally are made without regard to tax consequences to shareholders. As a result, each Fund may be less tax-efficient than other mutual funds that take tax consequences into account in the investment process. The “Fund Summaries” section of this statutory prospectus includes information on each Fund’s after-tax returns.

DISTRIBUTION OPTIONS

When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may submit a written request to the Funds’ transfer agent, call us at 800.344.1770 or visit www.artisanpartners.com if you hold Investor Shares or Advisor Shares. Please call 866.773.7233 if you hold Institutional Shares.

Each Fund offers the following options, which you may select on your application:

Reinvestment Option. Your income dividends and capital gain distributions will be reinvested in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your distributions.

Income-Only Option. We will automatically reinvest your capital gain distributions, but send income dividends to you by check or to your predesignated U.S. bank account by EFT.

Capital Gains-Only Option. We will automatically reinvest your income dividends, but send capital gain distributions to you by check or to your predesignated U.S. bank account by EFT.

Cash Option. We will send all distributions to you by check or to your predesignated U.S. bank account by EFT.

In IRA accounts, all distributions are automatically reinvested because payments in cash likely would be subject to income tax and penalties. After you are 59 1/2, you may request payment of distributions in cash. Distributions paid in cash, even after you are 59 1/2, likely will be subject to income tax.

The Funds do not pay dividends or distributions by Federal Reserve wire transfer.

When you reinvest, the reinvestment price is the Fund’s NAV per share of a class of a Fund at the close of business on the reinvestment date.

Distribution checks usually will begin to be mailed promptly after the payment date.

TAXES

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. For example, if your investment is held through a tax-advantaged account such as an employee benefit plan or if you are a foreign person (defined below), other results may be obtained and other considerations may apply. Please consult your tax advisor about U.S. federal, state, local or foreign tax laws applicable to you.

When you sign your account application, you are asked to furnish your Social Security or taxpayer identification number and certify that your Social Security or taxpayer identification number is correct, that you are a U.S. person and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (IRS). If you fail to comply with this procedure, the Fund is required to withhold a percentage of your taxable dividends, distributions and redemptions.

Each Fund has elected and intends to qualify each year to be treated as a “regulated investment company.” A regulated investment company is not subject to U.S. federal income taxes at the fund level on income and gains that are distributed to shareholders in a timely manner.

Taxes on Redemptions. When you redeem shares in a Fund, you will generally recognize a capital gain or loss if there is a difference between the basis of your shares (typically, their cost) and the price you receive when you redeem them. Capital gain or loss realized from a redemption of shares held for more than one year will generally be treated as long-term capital gain or loss. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss.

Whenever you redeem shares of a Fund, you will receive a confirmation statement showing how many shares you sold and at what price. Shareholders holding shares in taxable accounts also may receive a year-end statement early in the following year. This will allow you or your tax preparer to determine the tax consequences of each redemption. (See also “Other Information – Cost Basis Reporting” above.) However, be sure to keep your regular account statements and tax forms; that information will be essential in verifying the amount of your capital gains or losses.

Taxes on Exchanges of Fund Shares. An exchange of shares of one Fund for shares of another Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares. For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Taxes on Distributions. Distributions are generally subject to U.S. federal income tax, and may be subject to state or local taxes. If you are a U.S. citizen residing outside the United States, your distributions also may be taxed by the country in which you reside.

Your distributions are generally taxable in the year they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January of the following year are taxable as if you received them on December 31 of the year in which they were declared.

For federal income tax purposes, a Fund’s income and short-term capital gain distributions are generally taxed as ordinary income, whether paid in cash or in additional shares, except to the extent such distributions are attributable to “qualified dividend income,” as described below.

Long-term capital gain distributions reported by a Fund as capital gain dividends will be taxable as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Whether gains realized by a Fund are long-term or short-term depends on the length of time that the Fund held the asset it sold.

Net capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. The amount of Fund dividends eligible to be taxed as qualified dividend income at the reduced rate generally is not permitted to exceed the amount of the aggregate qualifying dividends received by that Fund. To the extent a Fund distributes amounts of dividends that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Artisan High Income Fund generally does not expect a significant portion of its distributions to be derived from qualified dividend income.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of certain individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends, including any capital gain dividends paid by a Fund, and net gains recognized on the sale, redemption or exchange of shares of a Fund.

A portion of each Fund’s dividends also may be eligible for the dividends-received deduction generally available to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Artisan High Income Fund generally does not expect a significant portion of its distributions to qualify for the corporate dividends-received deduction.

A Fund’s income or proceeds from investments in foreign securities may be subject to foreign withholding or other taxes, which, where applicable, will reduce the return on those securities. If more than 50% of the value of a Fund’s total assets at the end of its taxable year is invested in foreign securities, the Fund will be eligible to elect to permit shareholders to claim a credit or deduction with respect to foreign taxes incurred by the Fund. A Fund may choose not to make such an election, even if it is eligible to do so.

Early in each calendar year, each of your Funds will send you and the IRS a Form 1099 showing the amount and character of taxable distributions you received (including those reinvested in additional shares) in the previous calendar year. Certain shareholders may receive an annual statement and not a Form 1099.

A Fund’s distributions are generally subject to tax as described herein even if such distributions are paid from income or gains earned by the Fund prior to a shareholder’s investment and thus were included in the price paid for the shares. As a result, if you invest in a Fund shortly before it makes a distribution, the distribution will be taxable even though it may economically represent a return of your investment.

The Funds generally publish estimates of their distributions in advance of the planned record and payment dates, except that Artisan High Income Fund does not publish estimates of daily income dividends. There is no assurance that the Funds will publish such estimates in the future. Those estimates, if published, are for planning purposes and are subject to change.

Taxation of Certain Investments. Certain of a Fund’s investment practices, including transactions in respect of foreign currencies, investments in certain debt obligations and derivatives can affect the amount, timing and character of distributions to shareholders, and may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required at times to dispose of investments, including when it is not otherwise advantageous to do so, in order to satisfy distribution requirements for treatment as a regulated investment company. Such dispositions could increase the amount of short-term capital gain distributions (taxed at ordinary income rates) and capital gain dividends made to shareholders.

Tax rules are not entirely clear about certain issues relating to debt obligations that are in the lowest rating categories; the Fund will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company.

Non-U.S. Investors. Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person) and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions were properly reported as such by the regulated investment company) generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information and should consult their tax advisors as to the tax consequences to them of owning Fund shares.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each share class for the past 5 years or, if shorter, for the period of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period
					Net Investment Income	Net Realized Gains	Total Distributions

Developing World Fund
Investor Shares
9/30/2015(5)	$10.00	— (6)	(1.61)	(1.61)	—	—	—	$8.39
Institutional Shares
9/30/2015(5)	$10.00	(0.01)	(1.60)	(1.61)	—	—	—	$8.39
Advisor Shares
9/30/2015(5)	$10.00	(0.01)	(1.60)	(1.61)	—	—	—	$8.39

Emerging Markets Fund
Investor Shares(7)
9/30/2015	$12.54	0.02	(2.56)	(2.54)	(0.10)	—	(0.10)	$9.90
9/30/2014	$12.32	0.08	0.20	0.28	(0.06)	—	(0.06)	$12.54
9/30/2013	$12.76	0.10	(0.38)	(0.28)	(0.16)	—	(0.16)	$12.32
9/30/2012	$11.38	0.10	1.38	1.48	(0.07)	(0.03)	(0.10)	$12.76
9/30/2011	$15.24	0.18	(3.94)	(3.76)	(0.10)	—	(0.10)	$11.38
Institutional Shares
9/30/2015	$12.52	0.02	(2.53)	(2.51)	(0.18)	—	(0.18)	$9.83
9/30/2014	$12.32	0.12	0.20	0.32	(0.12)	—	(0.12)	$12.52
9/30/2013	$12.75	0.14	(0.37)	(0.23)	(0.20)	—	(0.20)	$12.32
9/30/2012	$11.37	0.15	1.36	1.51	(0.10)	(0.03)	(0.13)	$12.75
9/30/2011	$15.23	0.21	(3.93)	(3.72)	(0.14)	—	(0.14)	$11.37

Global Equity Fund
Investor Shares
9/30/2015	$16.18	(0.03)	0.07	0.04	—	(0.49)	(0.49)	$15.73
9/30/2014	$15.72	(0.02)	1.23	1.21	—	(0.75)	(0.75)	$16.18
9/30/2013	$13.05	(0.01)	3.23	3.22	(0.03)	(0.52)	(0.55)	$15.72
9/30/2012	$9.83	0.05	3.38	3.43	(0.03)	(0.18)	(0.21)	$13.05
9/30/2011	$10.23	(0.03)	(0.23)	(0.26)	(0.06)	(0.08)	(0.14)	$9.83
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

Developing World Fund
Investor Shares
9/30/2015(5)	(16.10)%	$20,642	1.50%	2.23%	(0.20)%	9.00%
Institutional Shares
9/30/2015(5)	(16.10)%	$39,993	1.40%	2.03%	(0.44)%	9.00%
Advisor Shares
9/30/2015(5)	(16.10)%	$58,196	1.40%	1.96%	(0.37)%	9.00%

Emerging Markets Fund
Investor Shares(7)
9/30/2015	(20.44)%	$22,842	1.50%	1.79%	0.16%	28.03%
9/30/2014	2.29%	$67,065	1.50%	1.51%	0.64%	32.26%
9/30/2013	(2.25)%	$199,920	1.48%	n/a	0.76%	35.89%
9/30/2012	13.10%	$292,420	1.48%	n/a	0.85%	38.19%
9/30/2011	(24.86)%	$317,186	1.47%	n/a	1.19%	30.86%
Institutional Shares
9/30/2015	(20.43)%	$27,961	1.36%	n/a	0.16%	28.03%
9/30/2014	2.65%	$338,286	1.19%	n/a	0.96%	32.26%
9/30/2013	(1.91)%	$462,471	1.18%	n/a	1.15%	35.89%
9/30/2012	13.47%	$494,836	1.16%	n/a	1.25%	38.19%
9/30/2011	(24.67)%	$352,093	1.19%	n/a	1.41%	30.86%

Global Equity Fund
Investor Shares
9/30/2015	0.20%	$296,380	1.37%	n/a	(0.19)%	78.44%
9/30/2014	7.94%	$236,270	1.46%	n/a	(0.14)%	89.24%
9/30/2013	25.51%	$156,091	1.50%	1.77%	(0.08)%	126.40%
9/30/2012	35.43%	$15,538	1.50%	3.05%	0.43%	98.03%
9/30/2011	(2.66)%	$10,908	1.50%	3.12%	0.28%	150.01%
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period
					Net Investment Income	Net Realized Gains	Total Distributions

Global Opportunities Fund
Investor Shares
9/30/2015	$18.92	0.01	(0.09)	(0.08)	(0.06)	(0.43)	(0.49)	$18.35
9/30/2014	$17.29	0.01	1.62	1.63	—	—	—	$18.92
9/30/2013	$14.27	(0.05)	3.07	3.02	—	—	—	$17.29
9/30/2012	$10.90	(0.06)	3.54	3.48	—	(0.11)	(0.11)	$14.27
9/30/2011	$10.99	(0.09)	0.13	0.04	—	(0.13)	(0.13)	$10.90
Institutional Shares
9/30/2015	$19.04	0.07	(0.11)	(0.04)	(0.11)	(0.43)	(0.54)	$18.46
9/30/2014	$17.35	0.07	1.62	1.69	—	—	—	$19.04
9/30/2013	$14.29	(0.01)	3.07	3.06	—	—	—	$17.35
9/30/2012	$10.88	0.01	3.51	3.52	—	(0.11)	(0.11)	$14.29
9/30/2011(8)	$13.38	(0.02)	(2.48)	(2.50)	—	—	—	$10.88
Advisor Shares
9/30/2015(9)	$19.16	0.02	(0.81)	(0.79)	—	—	—	$18.37

Global Small Cap Fund
Investor Shares
9/30/2015	$11.07	(0.04)	(0.24)	(0.28)	(0.02)	(0.14)	(0.16)	$10.63
9/30/2014	$10.61	0.01	0.48	0.49	(0.01)	(0.02)	(0.03)	$11.07
9/30/2013(10)	$10.00	0.01	0.60	0.61	—	—	—	$10.61

Global Value Fund
Investor Shares
9/30/2015	$15.63	0.07	(0.71)	(0.64)	(0.08)	(0.44)	(0.52)	$14.47
9/30/2014	$14.44	0.09	1.45	1.54	(0.09)	(0.26)	(0.35)	$15.63
9/30/2013	$11.58	0.06	2.89	2.95	(0.06)	(0.03)	(0.09)	$14.44
9/30/2012	$9.28	0.05	2.42	2.47	—	(0.17)	(0.17)	$11.58
9/30/2011	$9.37	0.06	(0.07)	(0.01)	(0.08)	—	(0.08)	$9.28
Institutional Shares
9/30/2015	$15.67	0.11	(0.73)	(0.62)	(0.11)	(0.44)	(0.55)	$14.50
9/30/2014	$14.46	0.13	1.45	1.58	(0.11)	(0.26)	(0.37)	$15.67
9/30/2013	$11.58	0.07	2.91	2.98	(0.07)	(0.03)	(0.10)	$14.46
9/30/2012(11)	$10.75	0.01	0.82	0.83	—	—	—	$11.58
Advisor Shares
9/30/2015(9)	$15.60	0.05	(1.17)	(1.12)	—	—	—	$14.48
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

Global Opportunities Fund
Investor Shares
9/30/2015	(0.46)%	$669,846	1.19%	n/a	0.07%	55.53%
9/30/2014	9.43%	$724,237	1.20%	n/a	0.07%	45.14%
9/30/2013	21.16%	$542,242	1.28%	n/a	(0.29)%	41.76%
9/30/2012	32.37%	$228,090	1.34%	n/a	(0.46)%	43.30%
9/30/2011	0.14%	$142,758	1.40%	n/a	(0.73)%	76.18%
Institutional Shares
9/30/2015	(0.23)%	$631,904	0.95%	n/a	0.36%	55.53%
9/30/2014	9.74%	$435,471	0.97%	n/a	0.35%	45.14%
9/30/2013	21.41%	$211,907	1.03%	n/a	(0.05)%	41.76%
9/30/2012	32.68%	$84,183	1.08%	n/a	0.07%	43.30%
9/30/2011(8)	(18.68)%	$12,969	1.50%	2.22%	(1.42)%	76.18%
Advisor Shares
9/30/2015(9)	(4.12)%	$54,172	1.10%	1.46%	0.24%	55.53%

Global Small Cap Fund
Investor Shares
9/30/2015	(2.56)%	$130,095	1.50%	1.53%	(0.36)%	89.66%
9/30/2014	4.62%	$166,112	1.50%	1.55%	0.09%	72.15%
9/30/2013(10)	6.10%	$39,578	1.50%	2.51%	0.37%	9.98%

Global Value Fund
Investor Shares
9/30/2015	(4.32)%	$826,965	1.28%	n/a	0.46%	19.41%
9/30/2014	10.75%	$1,308,060	1.30%	n/a	0.59%	25.41%
9/30/2013	25.68%	$783,265	1.37%	n/a	0.45%	30.79%
9/30/2012	26.90%	$217,057	1.50%	1.51%	0.50%	22.34%
9/30/2011	(0.23)%	$65,666	1.50%	1.72%	0.56%	32.32%
Institutional Shares
9/30/2015	(4.16)%	$512,600	1.03%	n/a	0.73%	19.41%
9/30/2014	11.05%	$559,120	1.04%	n/a	0.82%	25.41%
9/30/2013	25.98%	$361,556	1.10%	n/a	0.54%	30.79%
9/30/2012(11)	7.72%	$48,849	1.50%	2.43%	0.32%	22.34%
Advisor Shares
9/30/2015(9)	(7.18)%	$185,741	1.20%	1.23%	0.70%	19.41%
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Redemption Fees	Net Asset Value, End of Period
					Net Investment Income	Net Realized Gains	Total Distributions

High Income Fund
Investor Shares
9/30/2015	$9.97	0.61	(0.44)	0.17	(0.61)	(0.04)	(0.65)	—	$9.49
9/30/2014(12)	$10.00	0.27	(0.07)	0.20	(0.24)	—	(0.24)	0.01	$9.97
Advisor Shares
9/30/2015	$9.97	0.63	(0.44)	0.19	(0.63)	(0.04)	(0.67)	—	$9.49
9/30/2014(12)	$10.00	0.28	(0.08)	0.20	(0.24)	—	(0.24)	0.01	$9.97

International Fund
Investor Shares
9/30/2015	$30.04	0.17	(3.01)	(2.84)	(0.23)	—	(0.23)	—	$26.97
9/30/2014	$28.66	0.26	1.41	1.67	(0.29)	—	(0.29)	—	$30.04
9/30/2013	$23.54	0.31	5.08	5.39	(0.27)	—	(0.27)	—	$28.66
9/30/2012	$18.37	0.28	5.17	5.45	(0.28)	—	(0.28)	—	$23.54
9/30/2011	$20.57	0.26	(2.28)	(2.02)	(0.18)	—	(0.18)	—	$18.37
Institutional Shares
9/30/2015	$30.27	0.21	(3.00)	(2.79)	(0.29)	—	(0.29)	—	$27.19
9/30/2014	$28.86	0.32	1.43	1.75	(0.34)	—	(0.34)	—	$30.27
9/30/2013	$23.70	0.38	5.10	5.48	(0.32)	—	(0.32)	—	$28.86
9/30/2012	$18.50	0.33	5.21	5.54	(0.34)	—	(0.34)	—	$23.70
9/30/2011	$20.72	0.32	(2.31)	(1.99)	(0.23)	—	(0.23)	—	$18.50
Advisor Shares
9/30/2015(9)	$31.25	0.07	(4.32)	(4.25)	—	—	—	—	$27.00

International Small Cap Fund
Investor Shares
9/30/2015	$24.30	0.03	0.42	0.45	—	(1.38)	(1.38)	—	$23.37
9/30/2014	$26.39	(0.01)	(0.35)	(0.36)	(0.12)	(1.61)	(1.73)	—	$24.30
9/30/2013	$20.75	0.05	5.82	5.87	(0.23)	—	(0.23)	—	$26.39
9/30/2012	$16.44	0.24	4.14	4.38	(0.07)	—	(0.07)	—	$20.75
9/30/2011	$18.63	0.07	(2.25)	(2.18)	(0.01)	—	(0.01)	—	$16.44
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

High Income Fund
Investor Shares
9/30/2015	1.73%	$424,685	1.09%	n/a	6.20%	91.33%
9/30/2014(12)	2.08%	$278,360	1.11%	n/a	5.01%	56.46%
Advisor Shares
9/30/2015	1.88%	$489,374	0.93%	n/a	6.38%	91.33%
9/30/2014(12)	2.12%	$227,631	0.99%	n/a	5.20%	56.46%

International Fund
Investor Shares
9/30/2015	(9.55)%	$10,156,292	1.17%	n/a	0.54%	45.02%
9/30/2014	5.85%	$13,607,488	1.17%	n/a	0.85%	46.49%
9/30/2013	23.11%	$9,829,540	1.20%	n/a	1.21%	42.00%
9/30/2012	30.05%	$6,877,615	1.19%	n/a	1.32%	55.39%
9/30/2011	(9.95)%	$5,837,067	1.22%	n/a	1.18%	70.36%
Institutional Shares
9/30/2015	(9.34)%	$4,973,656	0.95%	n/a	0.70%	45.02%
9/30/2014	6.10%	$3,926,338	0.95%	n/a	1.05%	46.49%
9/30/2013	23.35%	$3,591,684	0.97%	n/a	1.43%	42.00%
9/30/2012	30.37%	$2,772,675	0.98%	n/a	1.52%	55.39%
9/30/2011	(9.76)%	$1,989,341	0.99%	n/a	1.42%	70.36%
Advisor Shares
9/30/2015(9)	(13.60)%	$2,465,135	1.07%	1.07%	0.47%	45.02%

International Small Cap Fund
Investor Shares
9/30/2015	2.02%	$961,035	1.52%	n/a	0.13%	43.84%
9/30/2014	(1.66)%	$1,090,091	1.50%	n/a	(0.05)%	57.94%
9/30/2013	28.50%	$996,150	1.51%	n/a	0.19%	59.47%
9/30/2012	26.77%	$716,049	1.50%	n/a	1.27%	42.01%
9/30/2011	(11.70)%	$554,726	1.50%	n/a	0.35%	44.76%
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period
					Net Investment Income	Net Realized Gains	Total Distributions

International Value Fund
Investor Shares
9/30/2015	$36.56	0.21	(1.79)	(1.58)	(0.55)	(1.81)	(2.36)	$32.62
9/30/2014	$37.01	0.32	2.01	2.33	(0.63)	(2.15)	(2.78)	$36.56
9/30/2013	$28.72	0.28	8.44	8.72	(0.29)	(0.14)	(0.43)	$37.01
9/30/2012	$23.44	0.29	5.07	5.36	(0.01)	(0.07)	(0.08)	$28.72
9/30/2011	$24.74	0.30	(1.25)	(0.95)	(0.35)	—	(0.35)	$23.44
Institutional Shares
9/30/2015	$36.71	0.30	(1.81)	(1.51)	(0.62)	(1.81)	(2.43)	$32.77
9/30/2014	$37.12	0.41	2.00	2.41	(0.67)	(2.15)	(2.82)	$36.71
9/30/2013	$28.80	0.34	8.46	8.80	(0.34)	(0.14)	(0.48)	$37.12
9/30/2012	$23.47	0.34	5.09	5.43	(0.03)	(0.07)	(0.10)	$28.80
9/30/2011	$24.76	0.35	(1.24)	(0.89)	(0.40)	—	(0.40)	$23.47
Advisor Shares
9/30/2015(9)	$35.54	0.15	(3.03)	(2.88)	—	—	—	$32.66

Mid Cap Fund
Investor Shares
9/30/2015	$47.67	(0.36)	1.99	1.63	—	(4.88)	(4.88)	$44.42
9/30/2014	$48.69	(0.36)	3.14	2.78	—	(3.80)	(3.80)	$47.67
9/30/2013	$38.80	(0.26)	11.97	11.71	—	(1.82)	(1.82)	$48.69
9/30/2012	$31.14	(0.28)	7.94	7.66	—	—	—	$38.80
9/30/2011	$29.55	(0.26)	1.85	1.59	—	—	—	$31.14
Institutional Shares
9/30/2015	$49.98	(0.26)	2.08	1.82	—	(4.88)	(4.88)	$46.92
9/30/2014	$50.75	(0.24)	3.27	3.03	—	(3.80)	(3.80)	$49.98
9/30/2013	$40.27	(0.17)	12.47	12.30	—	(1.82)	(1.82)	$50.75
9/30/2012	$32.23	(0.20)	8.24	8.04	—	—	—	$40.27
9/30/2011	$30.50	(0.16)	1.89	1.73	—	—	—	$32.23
Advisor Shares
9/30/2015(9)	$46.88	(0.17)	(2.25)	(2.42)	—	—	—	$44.46
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

International Value Fund
Investor Shares
9/30/2015	(4.67)%	$5,229,869	1.17%	n/a	0.60%	23.74%
9/30/2014	6.50%	$8,953,691	1.16%	n/a	0.86%	20.45%
9/30/2013	30.71%	$8,158,057	1.16%	n/a	0.85%	32.99%
9/30/2012	22.94%	$5,081,735	1.17%	n/a	1.08%	20.42%
9/30/2011	(4.01)%	$3,232,649	1.18%	n/a	1.10%	30.90%
Institutional Shares
9/30/2015	(4.44)%	$2,606,468	0.96%	n/a	0.86%	23.74%
9/30/2014	6.73%	$2,456,145	0.96%	n/a	1.09%	20.45%
9/30/2013	30.92%	$2,292,085	0.97%	n/a	1.03%	32.99%
9/30/2012	23.19%	$1,557,500	0.98%	n/a	1.29%	20.42%
9/30/2011	(3.84)%	$1,042,833	0.99%	n/a	1.30%	30.90%
Advisor Shares
9/30/2015(9)	(8.10)%	$2,782,652	1.06%	1.07%	0.87%	23.74%

Mid Cap Fund
Investor Shares
9/30/2015	3.20%	$3,909,986	1.19%	n/a	(0.76)%	51.39%
9/30/2014	6.04%	$5,220,973	1.20%	n/a	(0.74)%	55.19%
9/30/2013	31.53%	$5,525,387	1.22%	n/a	(0.64)%	43.72%
9/30/2012	24.63%	$5,115,836	1.22%	n/a	(0.78)%	46.21%
9/30/2011	5.38%	$4,500,786	1.24%	n/a	(0.75)%	62.87%
Institutional Shares
9/30/2015	3.45%	$4,482,164	0.95%	n/a	(0.53)%	51.39%
9/30/2014	6.30%	$4,280,444	0.95%	n/a	(0.49)%	55.19%
9/30/2013	31.89%	$3,551,382	0.96%	n/a	(0.39)%	43.72%
9/30/2012	24.95%	$1,602,109	0.97%	n/a	(0.51)%	46.21%
9/30/2011	5.67%	$509,970	0.96%	n/a	(0.47)%	62.87%
Advisor Shares
9/30/2015(9)	(5.16)%	$431,658	1.10%	1.12%	(0.73)%	51.39%
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period
					Net Investment Income	Net Realized Gains	Total Distributions

Mid Cap Value Fund
Investor Shares
9/30/2015	$27.00	0.20	(2.21)	(2.01)	(0.17)	(2.60)	(2.77)	$22.22
9/30/2014	$26.34	0.12	1.74	1.86	(0.11)	(1.09)	(1.20)	$27.00
9/30/2013	$21.12	0.15	6.22	6.37	(0.12)	(1.03)	(1.15)	$26.34
9/30/2012	$18.88	0.14	3.72	3.86	(0.13)	(1.49)	(1.62)	$21.12
9/30/2011	$18.86	0.14	0.36	0.50	(0.16)	(0.32)	(0.48)	$18.88
Institutional Shares
9/30/2015	$27.05	0.26	(2.22)	(1.96)	(0.24)	(2.60)	(2.84)	$22.25
9/30/2014	$26.38	0.20	1.73	1.93	(0.17)	(1.09)	(1.26)	$27.05
9/30/2013	$21.15	0.21	6.23	6.44	(0.18)	(1.03)	(1.21)	$26.38
9/30/2012(13)	$20.93	0.21	0.01	0.22	—	—	—	$21.15
Advisor Shares
9/30/2015(9)	$25.12	0.12	(3.01)	(2.89)	—	—	—	$22.23

Small Cap Fund
Investor Shares
9/30/2015	$26.76	(0.30)	2.09	1.79	—	—	—	$28.55
9/30/2014	$27.65	(0.31)	(0.58)	(0.89)	—	—	—	$26.76
9/30/2013	$20.90	(0.20)	6.95	6.75	—	—	—	$27.65
9/30/2012	$16.01	(0.15)	5.04	4.89	—	—	—	$20.90
9/30/2011	$14.40	(0.13)	1.74	1.61	—	—	—	$16.01
Institutional Shares
9/30/2015	$26.85	(0.24)	2.11	1.87	—	—	—	$28.72
9/30/2014	$27.70	(0.25)	(0.60)	(0.85)	—	—	—	$26.85
9/30/2013	$20.89	(0.17)	6.98	6.81	—	—	—	$27.70
9/30/2012(14)	$19.62	(0.18)	1.45	1.27	—	—	—	$20.89

Small Cap Value Fund
Investor Shares
9/30/2015	$16.99	0.07	(1.64)	(1.57)	—	(3.23)	(3.23)	$12.19
9/30/2014	$18.06	— (6)	(0.37)	(0.37)	(0.04)	(0.66)	(0.70)	$16.99
9/30/2013	$15.24	0.08	3.23	3.31	(0.13)	(0.36)	(0.49)	$18.06
9/30/2012	$14.30	0.05	2.25	2.30	(0.01)	(1.35)	(1.36)	$15.24
9/30/2011	$14.85	0.01	(0.54)	(0.53)	(0.02)	—	(0.02)	$14.30

Institutional Shares
9/30/2015	$17.04	0.10	(1.65)	(1.55)	—	(3.23)	(3.23)	$12.26
9/30/2014	$18.08	0.05	(0.38)	(0.33)	(0.05)	(0.66)	(0.71)	$17.04
9/30/2013	$15.26	0.11	3.24	3.35	(0.17)	(0.36)	(0.53)	$18.08
9/30/2012(13)	$16.16	0.06	(0.96)	(0.90)	—	—	—	$15.26
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

Mid Cap Value Fund
Investor Shares
9/30/2015	(8.45)%	$4,345,131	1.19%	n/a	0.81%	31.18%
9/30/2014	7.18%	$9,305,582	1.19%	n/a	0.46%	25.67%
9/30/2013	31.64%	$9,429,674	1.20%	n/a	0.65%	25.73%
9/30/2012	21.35%	$7,753,814	1.20%	n/a	0.67%	27.86%
9/30/2011	2.51%	$6,200,464	1.20%	n/a	0.68%	31.85%
Institutional Shares
9/30/2015	(8.25)%	$1,236,240	0.96%	n/a	1.03%	31.18%
9/30/2014	7.44%	$1,702,469	0.95%	n/a	0.72%	25.67%
9/30/2013	31.97%	$1,366,366	0.98%	n/a	0.86%	25.73%
9/30/2012(13)	1.05%	$275,727	1.01%	n/a	1.04%	27.86%
Advisor Shares
9/30/2015(9)	(11.50)%	$938,389	1.09%	1.11%	1.00%	31.18%

Small Cap Fund
Investor Shares
9/30/2015	6.69%	$863,536	1.23%	n/a	(1.01)%	45.31%
9/30/2014	(3.22)%	$1,231,921	1.21%	n/a	(1.09)%	38.67%
9/30/2013	32.30%	$1,330,188	1.25%	n/a	(0.88)%	42.43%
9/30/2012	30.54%	$676,139	1.28%	n/a	(0.77)%	69.56%
9/30/2011	11.18%	$326,700	1.29%	n/a	(0.73)%	80.26%
Institutional Shares
9/30/2015	6.96%	$389,724	1.02%	n/a	(0.79)%	45.31%
9/30/2014	(3.07)%	$227,772	1.00%	n/a	(0.88)%	38.67%
9/30/2013	32.60%	$224,770	1.06%	n/a	(0.74)%	42.43%
9/30/2012(14)	6.47%	$50,754	1.42%	n/a	(0.93)%	69.56%

Small Cap Value Fund
Investor Shares
9/30/2015	(11.76)%	$458,673	1.26%	n/a	0.48%	39.79%
9/30/2014	(2.33)%	$1,279,518	1.23%	n/a	0.02%	30.72%
9/30/2013	22.24%	$2,421,658	1.24%	n/a	0.46%	26.66%
9/30/2012	16.54%	$2,348,847	1.22%	n/a	0.31%	28.17%
9/30/2011	(3.61)%	$2,607,263	1.20%	n/a	0.06%	47.45%

Institutional Shares
9/30/2015	(11.59)%	$34,513	1.05%	n/a	0.70%	39.79%
9/30/2014	(2.11)%	$306,638	0.99%	n/a	0.30%	30.72%
9/30/2013	22.54%	$342,485	1.00%	n/a	0.70%	26.66%
9/30/2012(13)	(5.57)%	$306,223	1.00%	n/a	0.56%	28.17%
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Less Distributions From			Net Asset Value, End of Period
					Net Investment Income	Net Realized Gains	Total Distributions

Value Fund
Investor Shares
9/30/2015	$14.14	0.11	(1.66)	(1.55)	(0.11)	(0.92)	(1.03)	$11.56
9/30/2014	$13.38	0.15	1.35	1.50	(0.09)	(0.65)	(0.74)	$14.14
9/30/2013	$11.32	0.12	2.02	2.14	(0.08)	—	(0.08)	$13.38
9/30/2012	$9.11	0.08	2.21	2.29	(0.08)	—	(0.08)	$11.32
9/30/2011	$8.91	0.09	0.19	0.28	(0.08)	—	(0.08)	$9.11
Institutional Shares
9/30/2015	$14.19	0.14	(1.66)	(1.52)	(0.15)	(0.92)	(1.07)	$11.60
9/30/2014	$13.42	0.18	1.35	1.53	(0.11)	(0.65)	(0.76)	$14.19
9/30/2013	$11.35	0.15	2.03	2.18	(0.11)	—	(0.11)	$13.42
9/30/2012	$9.12	0.11	2.21	2.32	(0.09)	—	(0.09)	$11.35
9/30/2011(8)	$10.60	0.02	(1.50)	(1.48)	—	—	—	$9.12
Advisor Shares
9/30/2015(9)	$13.41	0.07	(1.91)	(1.84)	—	—	—	$11.57
Footnotes are presented on Page 111.

FINANCIAL HIGHLIGHTS (CONTINUED)

	Total Return(2)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets(3)	Ratio of Expenses to Average Net Assets Excluding Waivers(3)	Ratio of Net Investment Income to Average Net Assets(3)(4)	Portfolio Turnover Rate(2)

Value Fund
Investor Shares
9/30/2015	(11.90)%	$341,852	1.00%	n/a	0.78%	74.07%
9/30/2014	11.52%	$1,172,529	0.98%	n/a	1.06%	53.36%
9/30/2013	18.97%	$1,164,460	1.04%	n/a	0.94%	57.90%
9/30/2012	25.42%	$677,753	1.06%	n/a	0.74%	66.13%
9/30/2011	3.10%	$408,647	1.10%	n/a	0.95%	78.36%
Institutional Shares
9/30/2015	(11.69)%	$180,143	0.75%	n/a	1.07%	74.07%
9/30/2014	11.77%	$304,091	0.74%	n/a	1.31%	53.36%
9/30/2013	19.43%	$249,170	0.76%	n/a	1.21%	57.90%
9/30/2012	25.64%	$157,727	0.79%	n/a	1.02%	66.13%
9/30/2011(8)	(13.96)%	$53,515	1.09%	n/a	1.02%	78.36%
Advisor Shares
9/30/2015(9)	(13.72)%	$466,702	0.86%	n/a	1.12%	74.07%

(1)	Computed based on average shares outstanding.
(2)	Periods less than twelve months (where applicable) are not annualized.
(3)	Periods less than twelve months (where applicable) are annualized.
(4)	The ratios exclude expenses waived or paid by Artisan Partners Limited Partnership, if applicable.
(5)	For the period from commencement of operations (June 29, 2015) through September 30, 2015.
(6)	Amount is between $0.005 and $(0.005) per share.
(7)	Effective February 14, 2014, the Emerging Markets Fund’s Advisor Shares were redesignated as Investor Shares.
(8)	For the period from commencement of operations (July 26, 2011) through September 30, 2011.
(9)	For the period from commencement of operations (April 1, 2015) through September 30, 2015.
(10)	For the period from commencement of operations (June 25, 2013) through September 30, 2013.
(11)	For the period from commencement of operations (July 17, 2012) through September 30, 2012.
(12)	For the period from commencement of operations (March 19, 2014) through September 30, 2014.
(13)	For the period from commencement of operations (February 1, 2012) through September 30, 2012.
(14)	For the period from commencement of operations (May 7, 2012) through September 30, 2012.

GLOSSARY

•

BofA Merrill Lynch U.S. High Yield Master II Total Return Index: an index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

•

MSCI ACWI (All Country World Index) Index: a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

MSCI ACWI (All Country World Index) Ex U.S. Index: a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

MSCI ACWI (All Country World Index) Small Cap Index: a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small cap securities in developed and emerging markets. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

MSCI EAFE Index: is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

MSCI EAFE Small Cap Index: is a free float-adjusted market capitalization index that is designed to measure the equity market performance of small companies in developed markets, excluding the U.S. and Canada. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

MSCI EAFE Value Index: is a free float-adjusted market capitalization index that is designed to measure the equity market performance of companies in developed markets, excluding the U.S. and Canada, that exhibit value investment style characteristics according to MSCI Inc.’s methodology. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

MSCI Emerging Markets Index: is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index’s returns include reinvested dividends, but unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. MSCI Inc. is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell Midcap® Index: an unmanaged, market capitalization-weighted index representing the smallest 800 companies in the Russell 1000® Index. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell Midcap® Growth Index: an unmanaged, market capitalization-weighted index of those medium-sized companies included in the Russell Midcap® Index with higher price-to-book and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell Midcap® Value Index: an unmanaged, market capitalization-weighted index of those medium-sized companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell 1000® Index: an unmanaged, market capitalization-weighted index of the 1,000 largest U.S. companies in the Russell 3000® Index. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell 1000® Value Index: an unmanaged, market capitalization-weighted index of those large U.S. companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell 2000® Index: an unmanaged, market capitalization-weighted index of the 2,000 smallest U.S. companies in the Russell 3000® Index. The index’s returns include reinvested dividends but, unlike the Fund’s returns, do not reflect the payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell 2000® Growth Index: an unmanaged, market capitalization-weighted index of those small U.S. companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•

Russell 2000® Value Index: an unmanaged, market capitalization-weighted index of those small U.S. companies included in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The index’s returns include reinvested dividends but, unlike the Funds’ returns, do not reflect payment of sales commission or other expenses incurred in the purchase or sale of the securities included in the index. Russell Investments is the owner of the trademarks, service marks and copyrights related to the index. An investment cannot be made directly in an index.

•	Weighted average market capitalization: the average of the market capitalizations of the companies in a portfolio weighted by the size of each company’s position within the portfolio.

For purposes of any electronic version of this statutory prospectus, the universal resource locators (URLs) referenced in this statutory prospectus are not intended to incorporate the contents of any website referenced into this statutory prospectus.

For more detail on the Funds, you may request the SAI, which is incorporated in this prospectus by reference.

You can find more information about a Fund’s investments in its annual and semiannual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period.

To view or print the SAI, the annual and semiannual reports to shareholders and other information about Artisan Partners Funds, visit www.artisanpartners.com or http://hosted.rightprospectus.com/Artisan. Call 800.344.1770 to receive a free copy of those documents or if you have a question or would like to receive other information about Artisan Partners Funds.

HTML and text-only versions of the Funds’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202.551.8090. In addition, copies may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by e-mail request at publicinfo@sec.gov.

811-8932

ARTISAN PARTNERS FUNDS, INC.

INVESTOR, ADVISOR & INSTITUTIONAL SHARES

ARTISAN DEVELOPING WORLD FUND Investor – ARTYX; Advisor – APDYX; Institutional – APHYX	ARTISAN INTERNATIONAL SMALL CAP FUND Investor – ARTJX

ARTISAN EMERGING MARKETS FUND Investor – ARTZX; Institutional – APHEX	ARTISAN INTERNATIONAL VALUE FUND Investor – ARTKX; Advisor – APDKX; Institutional – APHKX

ARTISAN GLOBAL EQUITY FUND Investor – ARTHX; Institutional – APHHX	ARTISAN MID CAP FUND Investor – ARTMX; Advisor – APDMX; Institutional – APHMX

ARTISAN GLOBAL OPPORTUNITIES FUND Investor – ARTRX; Advisor – APDRX; Institutional – APHRX	ARTISAN MID CAP VALUE FUND Investor – ARTQX; Advisor – APDQX; Institutional – APHQX

ARTISAN GLOBAL SMALL CAP FUND Investor – ARTWX	ARTISAN SMALL CAP FUND Investor – ARTSX; Institutional – APHSX

ARTISAN GLOBAL VALUE FUND Investor – ARTGX; Advisor – APDGX; Institutional – APHGX	ARTISAN SMALL CAP VALUE FUND Investor – ARTVX; Institutional – APHVX

ARTISAN HIGH INCOME FUND Investor – ARTFX; Advisor – APDFX	ARTISAN VALUE FUND Investor – ARTLX; Advisor – APDLX; Institutional – APHLX

ARTISAN INTERNATIONAL FUND Investor – ARTIX; Advisor – APDIX; Institutional – APHIX

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STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 1, 2016

Artisan Developing World Fund, Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund and Artisan Value Fund (each, a “Fund” and, together, the “Funds”) are series of Artisan Partners Funds, Inc. (“Artisan Partners Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Investor, Institutional & Advisor Shares prospectus of the Funds dated February 1, 2016 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2015, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual reports to shareholders. A copy of the prospectus and the annual and semiannual reports to shareholders can be obtained without charge by calling 800.344.1770, by writing to Artisan Partners Funds, c/o Boston Financial Data Services, P.O. Box 8412, Boston, MA 02266-8412, or by accessing Artisan Partners Funds’ website at www.artisanpartners.com.

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Information about the Funds and Artisan Partners

Each Fund is a series of Artisan Partners Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Artisan Emerging Markets Fund invests a significant portion of its assets in securities of non-U.S. companies. Under normal market conditions, each of Artisan Global Equity Fund, Artisan Global Opportunities Fund and Artisan Global Value Fund invests a significant portion of its assets in common stocks and other equity securities both within and outside the U.S. Under normal circumstances, Artisan Global Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at market value at the time of purchase in common stocks and other securities of small U.S. and non-U.S. companies. Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies. Under normal market conditions, Artisan International Value Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-U.S. companies. Under normal circumstances, Artisan International Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. Artisan Value Fund may invest up to 25% of its total assets at market value at the time of purchase in securities of non-U.S. companies. Each of Artisan Mid Cap Fund and Artisan Small Cap Fund may invest up to 10% of its total assets at market value at the time of purchase in securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund invest primarily in U.S. companies, but may invest up to 5% of their total assets at market value at the time of purchase in securities of non-U.S. companies that trade in the U.S. Artisan High Income Fund may invest without limit in securities and other instruments of non-U.S. issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the U.S., and securities denominated in currencies other than the U.S. dollar. Under normal circumstances, Artisan Developing World Fund invests substantially in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world.

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Artisan Developing World Fund’s investment team generally considers developing world to include countries that are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more markets in the developing world is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, the source of its revenues and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.

For the purposes of testing compliance with a Fund’s investment restrictions, Artisan Partners generally considers an issuer to be from a particular country as designated by Artisan Partners’ securities information vendors. However, each investment team, in its own judgment, may consider an issuer to be from a country other than the country designated by the securities information vendors. In determining the country designations of issuers, each investment team and/or Artisan Partners’ vendors may use a range of criteria, including the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations, the location of the issuer’s headquarters or other criteria, such as the source of a company’s revenues. Over time, country designations may change. As a result of this classification, a Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, a Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S. In addition, the country and regional classifications shown in the Funds’ shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with a Fund’s investment restrictions.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies (including, among others, participation certificates and depositary receipts), a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the

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stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing, including the risks of transacting on foreign exchanges or with foreign clearinghouses. Investing in foreign securities (including through positions denominated in foreign currencies or dollar-denominated securities or other instruments that expose the Fund to foreign securities or currencies) and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing, financial reporting and disclosure standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous or uncertain legal, operational and financial protections applicable to foreign sub-custodial arrangements and investments through complex structures that may lack transparency.

Although the Funds may try to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income, gains and proceeds from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, gains and proceeds, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (“NAV”) of a Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging, Less Developed and Developing Markets. Under normal circumstances, Artisan Emerging Markets Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets. Under normal market conditions, each of Artisan Global Equity Fund, Artisan Global Value Fund and Artisan International Value Fund may invest up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets (“emerging markets”) securities. Artisan Global Opportunities Fund and Artisan High Income Fund may invest without limit in emerging markets’ securities. Each of Artisan Global Small Cap Fund and Artisan International Small Cap Fund may invest up to 50% of its total assets at market value at the time of purchase in emerging markets’ securities. Under normal market conditions, Artisan International Fund may invest up to 35% of its total assets at market value at the time of purchase in emerging markets’ securities. Artisan Value Fund may invest up to 25% of its total assets at market value at the time of purchase in emerging markets’ securities.

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Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom).

Artisan Developing World Fund may invest without limit in equity securities of issuers domiciled in or economically tied to one or more markets in the developing world. As noted above, Artisan Developing World Fund’s investment team generally considers developing world to include countries that are included in any one of the MSCI emerging or frontier markets indices, or that are classified under a similar corresponding classification, by organizations such as the World Bank, United Nations, International Finance Corporation or the International Monetary Fund. For purposes of the Fund’s investments, a determination that an issuer is economically tied to one or more markets in the developing world is based on factors including, but not limited to, geographic location of its primary trading markets, location of its assets, its domicile or its principal offices, the source of its revenues and/or whether the issuer is indirectly exposed to the risks or economic fortunes of a developing market.

Investments in emerging and developing markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging and developing markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging and developing markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; and currency blockages or transfer restrictions. The securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or create a drag on fund performance.

Emerging and developing market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be

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available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.

The Funds may invest in some emerging and developing markets through trading structures or protocols that subject them to the risks described above (such as risks associated with illiquidity, custodying assets, different settlement and clearance procedures, asserting legal title under a developing legal and regulatory regime and other risks) to a greater degree than in developed markets or even in other emerging and developing markets. For example, the Funds may invest in certain eligible Chinese securities (“China A Shares”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK and further regulations or restrictions, such as trading suspensions, may adversely affect Stock Connect and the value of the China A Shares held by the Funds. There is no guarantee that the systems required to operate Stock Connect will function properly or that both exchanges will continue to support Stock Connect in the future. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all participants on Stock Connect on a “net buy” basis, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities on a timely basis or at all on any given day. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with the program’s rules, which may further subject the Funds to liquidity risk with respect to China A Shares. A Fund may be restricted in its ability to dispose of its China A Shares purchased through Stock Connect in a timely manner. As an example, Stock Connect is generally available only on business days when both the SEHK and SSE are open. When either the SEHK or SSE is closed, a Fund will not be able to trade Stock Connect securities at a time that may otherwise be beneficial to trade. Because of the way in which China A Shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. The limitations and risks described above with respect to Stock Connect are specific to that program; however, these and other risks may exist to varying degrees in connection with the Funds’ investments through other trading structures, protocols and platforms in other emerging and developing markets.

Certain foreign markets (including certain emerging and developing markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

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Many emerging and developing markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging and developing market countries. In an attempt to control inflation, certain emerging and developing market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging and developing market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging and developing markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging and developing market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging and developing markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Any Fund that may invest in non-U.S. securities, other than Artisan High Income Fund, may invest in Privatizations. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Foreign Sovereign Debt. Artisan High Income Fund may invest in sovereign debt securities, which are issued or guaranteed by foreign governmental entities. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or

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willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Participation Certificates

Artisan Developing World Fund may invest in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund may each invest up to 10% of its total assets measured at the time of purchase in such securities. Artisan Value Fund also may invest in such securities to a more limited extent. In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer

[1]	A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

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settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, each Fund looks through the participation certificate to the issuer of the underlying security. For example, under normal circumstances, Artisan International Small Cap Fund must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. The Funds will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

Fixed Income Securities

Artisan Developing World Fund, Artisan Global Value Fund, Artisan International Value Fund and Artisan Value Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various credit qualities, including unrated securities.2 Artisan High Income Fund may invest in a broad range of fixed income securities, including high yield corporate bonds, loans and other corporate fixed income instruments of varying maturities, including fixed-, variable- and floating-rate bonds, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as convertible debt securities and stressed and distressed debt securities, as well as credit default swaps and other derivatives related to, referencing or with similar economic characteristics to corporate fixed income securities. Each of the Funds noted above may invest in fixed income securities across the credit quality spectrum, including high yield fixed income securities (i.e., “junk” bonds) (see “Junk Bond Securities” below). Fixed income securities include a broad array of short-, medium-, and long-term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate and private issuers of various types. The maturity date is the date on which a fixed income security matures. This is the date on which the borrower must pay back the borrowed amount, which is known as the principal. Some fixed income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Fixed income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity. The rate of interest on fixed income securities may be fixed, floating or variable. Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security’s principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

[2]	Each of Artisan Global Value Fund and Artisan International Value Fund may invest in the aggregate up to 10% of its total assets at market value at the time of purchase in fixed income securities, including convertible debt securities. Artisan Developing World Fund and Artisan Value Fund may invest in such securities to a limited extent.

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Fixed income securities are subject to credit risk, market risk and interest rate risk. Except to the extent values are affected by other factors, such as developments relating to a specific issuer, industry, sector or region, generally the value of a fixed income security can be expected to rise when interest rates decline and, conversely, fall when interest rates rise. Some fixed income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest or dividend payments. A Fund could buy another security, but that other security might pay a lower interest rate. In addition, many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a call option and redeem the security during times of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may be forced to replace the called security with a lower yielding security.

Changes by nationally recognized securities rating organizations (“NRSROs”) in their ratings of any fixed income security or the issuer of a fixed income security and changes in the actual or perceived ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s NAV.

Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Fund that invests in fixed income securities. Fluctuations in the value of a Fund’s investments in fixed income securities will cause the NAV of each share class of the Fund to fluctuate also.

Duration is an estimate of how much a bond fund’s share price will fluctuate in response to a change in interest rates. For example, if interest rates rise by one percentage point, the share price of a portfolio of debt securities with an average duration of five years would be expected to decline by about 5%. If rates decrease by a percentage point, the share price of a portfolio of debt securities with an average duration of five years would be expected to rise by about 5%. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond – that is, one with no coupon or sinking-fund payments – has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

A Fund may invest in variable- or floating-rate securities, which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand. The value of a Fund’s investment in certain of these securities may depend on the Fund’s right to demand that a specified bank, broker-dealer, or other financial institution either purchase such securities from the Fund at par or make payment on short notice to the Fund of unpaid principal and/or interest on the securities. These securities are subject to, among others, interest rate risk and credit risk.

Generally, the Funds use the terms debt security, debt obligation, bond, fixed income security and fixed income instrument interchangeably, and regard them to mean a security or

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instrument having one or more of the following characteristics: a fixed income security, a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating or variable rate or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. The terms debt security, debt obligation, bond, fixed income security and fixed income instrument are interpreted broadly by Artisan Partners as an instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities. For this purpose, the terms also include instruments that are intended to provide one or more of the characteristics of a direct investment in one or more debt securities. As new fixed income instruments are developed, a Fund may invest in those opportunities as well.

Junk Bond Securities. Under normal circumstances, Artisan High Income Fund will invest primarily in securities that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Financial Services LLC, a division of McGraw-Hill Financial, Inc., (“S&P”) or Fitch Ratings Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another NRSRO, or unrated but determined by Artisan Partners to be of comparable quality. Artisan Developing World Fund, Artisan Global Value Fund, Artisan International Value Fund and Artisan Value Fund also may invest to a limited extent in such below-investment grade securities, which are often referred to as “junk bonds.” Artisan High Income Fund may invest a significant portion of its assets in high-yield securities that are rated in the lower rating categories by one or more NRSRO (for example, CCC or lower by S&P or Fitch or Caa or lower by Moody’s) or, if unrated, are determined by Artisan Partners to be of comparable quality. While offering a greater potential opportunity for capital appreciation and higher yields compared to higher-rated fixed income securities, junk bonds typically entail greater potential price volatility and may be less liquid than higher-rated securities. Junk bonds may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising

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interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund’s NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when Artisan Partners believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, a Fund’s intention to qualify as a regulated investment company under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more

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traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Unrated Securities. A Fund may purchase unrated securities (which are not rated by a rating agency) if Artisan Partners determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Artisan Partners may not accurately evaluate the security’s comparative creditworthiness. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on Artisan Partners’ analysis than if the Fund invested exclusively in higher-quality and rated securities.

Loans, Assignments and Participations

Artisan High Income Fund may invest directly in secured or unsecured loans or invest in loan assignments or participations with respect to borrowers operating in any industry and/or geographical region. The Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower, by means of an assignment or a participation. In an assignment, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. In the case of a participation, the value of the Fund’s loan investment will depend at least in part on the credit standing of the participating institution.

The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates – i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. Investments in loans may be of any quality, including “distressed” loans. The Fund also may gain exposure to loans and related investments through the use of total return swaps and/or other derivative instruments and through private funds and other pooled investment vehicles, including some which may be sponsored or advised by Artisan Partners.

Many loans are made by a syndicate of banks, represented by an agent bank (the “Agent”) which has negotiated and structured the loan and which is responsible generally for collecting interest, principal and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate (the “Lenders”), and for enforcing its and their other rights against the borrower. Each of the lending institutions, which may include the Agent, lends to the borrower a portion of the total amount of the loan, and retains the

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corresponding interest in the loan. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

The Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income, gains and proceeds of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

Unsecured loans are loans that are not collateralized. The claims of holders of unsecured loans may be subordinated, and thus lower in priority, to claims of creditors holding secured indebtedness and possibly other classes of creditors holding unsecured debt. Since they will not afford the Fund recourse to collateral, unsecured loans are subject to greater risk of nonpayment in the event of default than secured loans.

Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the Fund will invest, however, Artisan Partners will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers. Artisan Partners’ analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan may depend heavily on Artisan Partners’ or the original lending institution’s credit analysis of the borrower.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what Artisan Partners believes to be a fair price. Additionally, even where there is a market for certain loans the settlement period may be extended, up to several weeks or longer. That means the Fund may have a limited ability to receive payment promptly on the sale of some of the loans in its portfolio. As a result, payment proceeds will not be available to make additional investments until a substantial period after the settlement of a loan. In addition, valuation of illiquid indebtedness involves a greater degree of

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judgment in determining the Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. Artisan Partners will determine the liquidity of the Fund’s investments by reference to, among other things, market conditions and contractual provisions. Assignments and participations are generally not registered under the Securities Act, and therefore to the extent such instruments are deemed to be illiquid under Artisan Partners’ liquidity procedures, investments in them may be limited by the Fund’s limitations on investment in illiquid securities.

Investments in loans through a direct loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-owner. It is unclear whether certain loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

It is the position of the U.S. Securities and Exchange Commission (“SEC”) that, in the case of loan participations where a bank or other lending institution serves as a financial intermediary between the Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, the Fund should treat both the lending bank or other lending institution and the borrower as “issuers.” If and to the extent the Fund treats a financial intermediary as an issuer of indebtedness, the Fund may in certain circumstances be limited in its ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Economic exposure to loan interests through the use of derivative transactions, including, among others, credit default swaps and total return swaps, may involve greater risks than if the Fund had invested in the loan interest directly during a primary distribution or through assignments of, or participations in, a bank loan acquired in secondary markets since, in addition to the risks described above, certain derivative transactions may be subject to leverage risk and greater illiquidity risk, counterparty risk, valuation risk and other risks.

Lending Fees. In the process of buying, selling and holding loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include upfront fees, commitment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive an upfront fee and when it sells a loan it may pay an upfront fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a loan typically may be required to comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring

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the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with a certain portion of excess cash flow. Excess cash flow is generally defined as net income after scheduled debt service payments, cash taxes and permitted capital expenditures but before depreciation and amortization among other adjustments. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the participant to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant.

Administration of Loans. In certain loans, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with the financial and operating covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent usually does, but is often not obligated to, notify holders of loans of any failures of compliance. In certain loans such as asset-backed loans, the Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to loans for which the Agent does not perform such administrative and enforcement functions, the Adviser will perform such tasks on behalf of the Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy or insolvency proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

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Bridge Financings. Loans may be designed to provide temporary or “bridge” financing to a borrower pending the purchase of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Loans may also be obligations of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness or its willingness or ability to repay the bridge loan. If a Fund enters into a commitment with a borrower regarding a bridge loan, the Fund may be obligated on one or more dates in the future to lend funds to the borrower (up to an aggregate stated amount) if called upon to do so by the borrower, which may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor). Because investing in these types of loans creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations.

Senior Loans. Senior floating rate loans may be made to or issued by U.S. or non-U.S. banks or other corporations (“Senior Loans”). Senior Loans include senior floating rate loans and institutionally traded senior floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Senior Loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions that have made loans or are members of a lending syndicate or from other holders of loan interests. Senior Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Senior Loans generally (but not always) hold the most senior position in the capital structure of a borrower and, if below investment grade quality, are often secured with collateral.

From time to time, Artisan Partners and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

To the extent that the collateral, if any, securing a Senior Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no requirement to pledge additional collateral. In addition, a Senior Loan may be guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Senior Loan. On occasions when such stock cannot be pledged, the secured Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Senior Loan. However, the borrower’s ability to dispose of such securities, other than in connection

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with such pledge or replacement, will be strictly limited for the protection of the holders of secured Senior Loans.

If a borrower becomes involved in bankruptcy proceedings, a court under certain circumstances potentially could invalidate the Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Senior Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive “reasonably equivalent value” for granting the security interest in the loan collateral to the Fund. For secured Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If the Fund’s security interest in loan collateral is invalidated or a secured Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Senior Loan.

Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its exposure to a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid or which the Fund needs to sell other assets to raise cash to satisfy its obligor). Because investing in these types of loans creates a future obligation for the Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations.

Commercial Real Estate Loans. The Fund may acquire performing commercial whole mortgage loans secured by a first mortgage lien on commercial property, which may be structured to either permit the Fund to retain the entire loan, or sell the lower yielding senior portions of the loans and retain the higher yielding subordinate investment. Typically, borrowers of these loans are institutions and real estate operating companies and investors. These loans are generally secured by commercial real estate assets in a variety of industries with a variety of characteristics. The Fund may own entire whole loans or in some cases may choose to syndicate a portion of the risk or participate in syndications led by other institutions. In some cases, the Fund may fund a first mortgage loan with the intention of selling the senior tranche, or an A-Note, and retaining the subordinated tranche, or a B-Note or mezzanine loan tranche. The Fund may seek, in the future, to enhance the returns of all or a senior portion of its commercial

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mortgage loans through securitizations, should the market to securitize commercial mortgage loans recover. In addition to interest, the Fund may receive extension fees, modification or similar fees in connection with whole mortgage loans.

B-Notes. The Fund may invest in B-Notes. A B-Note is a mortgage loan typically (i) secured by a first mortgage on a single large commercial property or group of related properties and (ii) subordinated to an A-Note secured by the same first mortgage on the same collateral. As a result, if a borrower defaults, there may not be sufficient funds remaining for B-Note holders after payment to the A-Note holders. Since each transaction is privately negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default may be limited in certain investments. The Fund cannot predict the terms of each B-Note investment and does not have control over the terms of the investments held by an investment fund. Further, B-Notes typically are secured by a single property, and so reflect the increased risks associated with a single property compared to a pool of properties.

Mezzanine Loans. The Fund may invest in mezzanine loans, which are loans that are subordinate in the capital structure of the borrower, meaning that there may be significant indebtedness ranking ahead of the borrower’s obligation to that Fund in the event of the borrower’s insolvency. Such loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized. As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the mezzanine loan. While mezzanine investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the mezzanine investments and may benefit from cross-default provisions and security over the borrower’s assets, some or all of such terms may not apply to particular mezzanine investments. Mezzanine investments generally are subject to various risks including, without limitation, (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt incurred in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to collateral securing the obligations. In addition to interest, the Fund may receive extension fees, modification or similar fees in connection with investments in mezzanine loans.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

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A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for favorable tax treatment under the Code or its failure to maintain exemption from registration under the 1940 Act.

Convertible Securities

Each Fund may invest in convertible securities.3 Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund

[3]	Although each of Artisan Global Value Fund and Artisan International Value Fund may invest in the aggregate up to 10% of its total assets at market value at the time of purchase in debt securities, including convertible debt securities, convertible preferred securities are not subject to this limit.

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could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying security.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call

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protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Common Stock Warrants and Rights

Artisan Global Equity Fund may invest in common stock warrants and rights and all Funds may acquire, receive and retain common stock warrants and rights that are attached to securities held by the Fund. In addition, Artisan High Income Fund may acquire, receive and retain common stock warrants and rights that are received in connection with a restructuring transaction or bankruptcy proceeding. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Investment Companies

Each Fund may, from time to time, invest in other investment companies, including money market funds, other open-end funds, closed-end funds and exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder.

The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies, including most ETFs, or series thereof so that, as determined at the time a securities purchase is made, (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. Each Fund may invest in ETFs, which are investment companies that are generally registered under the 1940 Act. ETFs are ownership interests in publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries. The shares of the ETFs in which a Fund may invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of the other investment

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company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Exchange Traded Notes (“ETNs”)

Each of Artisan Global Opportunities Fund and Artisan High Income Fund may, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indices. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

The market value of an ETN is determined by supply and demand, the current performance of the index and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

The Funds’ investments in any commodities-linked ETNs may be limited by tax considerations, including the Fund’s intention to qualify annually as a regulated investment company under the Code. See “Additional Federal Income Tax Information” below.

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Managing Investment Exposure

Each Fund may (but is not obligated to) use various techniques, such as derivatives, to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Each Fund may use these techniques for hedging, risk management or portfolio management purposes and not for currency speculation.

In addition to the techniques described above, Artisan High Income Fund may use various swap agreements, including, among others, credit default swaps and interest rate swaps, for hedging or investment purposes, risk management, portfolio management, duration management or with the purpose or effect of creating investment leverage.

Derivatives can be highly complex and may perform in ways unanticipated by Artisan Partners. When a Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely with that of the underlying investment. It is possible that, when a Fund uses a derivative for hedging purposes, the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. Because most derivatives involve contractual arrangements with a counterparty, no assurance can be given that a particular type of derivative contract can be completed or terminated when desired by a Fund. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Certain derivatives may create a risk of loss greater than the amount invested.

Derivatives may be highly volatile and a Fund’s use of derivatives may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

In addition to the risks of an adverse change in the value of the underlying asset, a Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument becomes insolvent, a Fund potentially could lose all or a large portion of its investment in the derivative instrument. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at

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a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by Fund shareholders.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers and are not exchange traded.

Forward currency transactions may involve currencies of the different countries to which a Fund may have exposure and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions (including positions obtained through, among other instruments, participation certificates and depositary receipts that may be denominated in U.S. dollar or foreign currencies). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions (including positions obtained through, among other instruments, participation certificates and depositary receipts that may be denominated in U.S. dollar or foreign currencies) denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure to a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio positions can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the Fund’s exposure to that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the Fund’s exposure to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. A Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a

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decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indices. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. Each Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without

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additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian or are otherwise segregated or earmarked in amounts deemed to be sufficient) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a gain for tax purposes equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Risks Associated with OTC Options. OTC options are contracts between a Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if a Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund

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and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to a Fund’s restriction on investing in illiquid securities.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indices and foreign currencies, as previously discussed.

A Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodity Futures Trading Commission (“CFTC”) so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money4) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

Swap Agreements. Artisan High Income Fund (for purposes of this section, the “Fund”) may enter into swap agreements and other types of over-the-counter transactions such as caps, floors and collars with broker-dealers or other financial institutions for hedging or investment purposes. An example of one type of swap involves the exchange by the Fund with

[4]

A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

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another party of their respective commitments to pay or receive cash flows, for example, an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index or other underlying financial measure exceeds a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index or other underlying financial measure falls or other underlying measure below a predetermined value on a predetermined date or dates, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of a cap and a floor.

Swap agreements and similar transactions can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structures, swap agreements may increase or decrease the Fund’s exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, mortgage rates, corporate borrowing rates, or other factors such as security prices, inflation rates or the volatility of an index or one or more securities. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in a non-U.S. currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to that non-U.S. currency and interest rates. The Fund may also engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity or fixed income security, a combination of such securities, or an index). The value of the Fund’s swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price. The Fund’s ability to engage in certain swap transactions may be limited by tax considerations.

The Fund’s ability to realize a profit from such transactions will depend on the ability of the financial institutions with which it enters into the transactions to meet their obligations to the Fund. If a counterparty’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of a counterparty’s insolvency. Under certain circumstances, suitable transactions may not be available to the Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. Swaps carry counterparty risks that cannot be fully anticipated. Also, because swap transactions typically involve a contract between the two parties, such swap investments can be extremely illiquid, as it is uncertain as to whether another counterparty would wish to take assignment of the rights under the swap contract at a price acceptable to the Fund.

A credit default swap on a bond is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in

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exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S. or non-U.S. corporate issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.

The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Credit default swaps involve a number of special risks. A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of credit default swap protection, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer up to the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty (the risk that its counterparty may be unwilling or unable to perform its obligations on the swap as they come due). The value of the credit default swap to each party will change based on changes in the actual or perceived creditworthiness of the underlying issuer.

A protection buyer may lose its investment and recover nothing should an event of default not occur. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.

The market for credit default swaps has become more volatile in recent years as the creditworthiness of certain counterparties has been questioned and/or downgraded. The parties to a credit default swap may be required to post collateral to each other. If the Fund posts initial or

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periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty. The Fund may exit its obligations under a credit default swap by terminating the contract and paying applicable breakage fees, novating the contract to a third-party or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

The Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Many swaps are complex and often valued subjectively. Many over-the-counter derivatives are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an over-the-counter derivative. Valuation risk is more pronounced when the Fund enters into over-the-counter derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of the Fund’s NAV.

Risks Related to a Fund’s Clearing Broker and Central Clearing Counterparty. A Fund will be required to deposit margin and other assets with its swaps and futures clearing brokers. There is a risk that assets deposited by a Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of a Fund might not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class. Similarly, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of

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variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, a Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, a Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

CPO Exclusion. The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the CFTC. Accordingly, neither the Funds nor Artisan Partners (with respect to the Funds) are subject to registration or regulation as “commodity pool operators” under the CEA. The Funds’ ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) is limited by Artisan Partners’ intention to operate the Funds in a manner that would permit Artisan Partners to continue to claim the exclusion under Rule 4.5, which may adversely affect the Funds’ total return. In the event that Artisan Partners becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Funds, the Funds’ expenses may increase, adversely affecting the Funds’ total return.

Private Placements and Rule 144A Securities

Each Fund may invest in private placement and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws). Rule 144A permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates. Artisan Developing World Fund, Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan High Income Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund (and, to a lesser extent, Artisan Value Fund) may purchase securities that are privately placed in the United States. Most of the securities purchased by a Fund in a private placement are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter.

Artisan Partners, under the supervision of the board of directors of Artisan Partners Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s limitations on investing in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security,

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the method of soliciting offers and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% (or, with respect to Artisan High Income Fund, 15%) of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. or qualified institutional buyers are unwilling to purchase such securities. The potential lack of liquidity for these securities may make it more difficult for Artisan Partners to accurately value these securities.

Lending of Portfolio Securities

Although no Fund currently lends its portfolio securities to broker-dealers and banks, subject to restriction (4) under “Investment Restrictions” in this SAI, each Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

Each of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s total assets. Each of Artisan Developing World Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Value Fund and Artisan Value Fund tries to maintain a cash position of no more than 15% of its total assets. Each of Artisan Global Equity Fund, Artisan Global Small Cap Fund and Artisan High Income Fund generally tries to maintain a cash position of no more than 10% of its total assets. Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund may at times hold more than 5%, but generally not more than 10%, of its total assets in cash. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause a Fund’s cash to vary significantly from time to time. In

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addition, during periods when stock prices are moving broadly upwards, investment of available cash by the value Funds – Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund – may be slowed because higher prevailing valuations cause fewer securities to meet the Funds’ investment criteria. As a result, each Fund may at times hold more than its stated limit in cash. Each Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment. In addition, each Fund may invest its available cash in shares of U.S. dollar denominated money market funds.

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% (or, with respect to Artisan High Income Fund, 10%) of its total assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse

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repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may give rise to a form of leverage and increase a Fund’s overall investment exposure, resulting in increased volatility of a Fund’s NAV.

Stressed and Distressed Instruments

Artisan High Income Fund may invest in securities or other instruments of stressed or distressed issuers. Stressed or distressed debt securities may be issued by companies involved in reorganizations, financial restructurings or bankruptcy or otherwise experiencing, or likely to experience, financial difficulty. The Fund’s investment in stressed or distressed debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank. Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, the Fund, in effect, steps into the shoes of the lender. Stressed or distressed debt purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

Investments in the securities of financially stressed or distressed issuers involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Fund’s judgments about the credit quality of a financially stressed or distressed issuer and the relative value of its securities may prove to be wrong.

Index Securities; Structured Products

The term “structured products” is used to describe a variety of investment instruments that give the holder of the product some investment exposure to a specified asset without actually, or directly, acquiring ownership of that asset. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. Structured products include asset securitizations, in which an owner of assets transfers them to a special purpose vehicle (“SPV”), which in turn issues certificates that entitle the holder to certain

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cash flows derived from the underlying assets. Artisan High Income Fund, as a holder of such certificates, may have the right to receive payments only from the SPV, and generally does not have direct rights against the issuer or the entity that sold the assets to the SPV. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products. Structured products generally entail risks associated with derivative instruments.

Structured notes are derivative debt securities, the interest rate or principal of which is typically determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

The terms of structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities also may be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.

Credit-linked Notes. Artisan High Income Fund may invest in credit-linked notes. A credit-linked note is a type of structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a special purpose trust or similar entity and is a direct obligation of the issuing entity. The entity, in turn, invests in bonds or derivative contracts in order to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by the Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer

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and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate is generally less than the Fund’s initial investment and the Fund may lose money.

Commercial Paper

Artisan High Income Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

Each Fund may invest in U.S. Government Securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the NAV of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Inflation-Indexed Bonds

Artisan High Income Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if an investor purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

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If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities may provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its total assets.

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Line of Credit

Artisan Partners Funds maintains a line of credit with a syndicate of banks in order to permit borrowing solely for temporary or emergency purposes, including, without limitation, the funding of redemptions and trade settlement in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Each Fund paid upfront fees in connection with entering into the line of credit and is charged its share of commitment fees on the aggregate commitment amount, in each case on a pro rata basis based on its net assets. Any borrowings under that line of credit by a Fund would be subject to restriction (5) under “Investment Restrictions” in this SAI. Borrowings under the line of credit bear interest at a variable rate. Borrowing results in interest expense on the amount borrowed and other fees and expenses for the borrowing Fund which will impact such Fund’s net expenses.

Weighted Average Market Capitalization for Artisan Mid Cap Fund

Artisan Mid Cap Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index. As a result of the annual reconstitution of the Russell Midcap® Index, however, the Fund’s weighted average market capitalization may be greater than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index for a period of up to three months after such reconstitution. During this period, the Fund will invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index.

Operational and Cybersecurity Risk

Artisan Partners Funds, its service providers, including its adviser Artisan Partners, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of Artisan Partners Funds and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of Artisan Partners Funds, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of Artisan Partners Funds, its service providers or other market participants, impacting the ability to conduct a Fund’s operations.

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Cyber-attacks, disruptions or failures that affect Artisan Partners Funds’ service providers or counterparties may adversely affect a Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, a Fund’s or Artisan Partners Funds’ service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject a Fund or Artisan Partners Funds’ service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While Artisan Partners Funds and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Each Fund and Artisan Partners Funds’ service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investments to lose value. In addition, cyber-attacks involving a Fund’s counterparty could affect such counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. Artisan Partners Funds cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which a Fund invests, or securities markets and exchanges.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2015 and September 30, 2014, each Fund’s portfolio turnover rates were as follows:

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Fund	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014
Developing World Fund	9.00%[1]		—
Emerging Markets Fund	28.03		32.26%
Global Equity Fund	78.44		89.24
Global Opportunities Fund	55.53		45.14
Global Small Cap Fund	89.66		72.15
Global Value Fund	19.41		25.41
High Income Fund	91.33	[2]	56.46	[3]
International Fund	45.02		46.49
International Small Cap Fund	43.84		57.94
International Value Fund	23.74		20.45
Mid Cap Fund	51.39		55.19
Mid Cap Value Fund	31.18		25.67
Small Cap Fund	45.31		38.67
Small Cap Value Fund	39.79		30.72
Value Fund	74.07		53.36

[1]	For the period from the Fund’s inception on June 29, 2015, not annualized.
[2]	The portfolio turnover rate for Artisan High Income Fund increased during the fiscal year ended September 30, 2015 relative to the Fund’s fiscal year ended September 30, 2014 because the Fund commenced operations on March 29, 2014 and therefore did not operate for a full year during the fiscal year ended September 30, 2014.
[3]	For the period from the Fund’s inception on March 19, 2014, not annualized.

Future turnover rates for the Funds may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Partners Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

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(1) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2) purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate. A Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(3) purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, swap contracts subject to the regulation by the Commodity Futures Trading Commission, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies;

(4) (a) with respect to each Fund other than Artisan Developing World Fund and Artisan High Income Fund, make loans, except that each Fund may (a) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (b) enter into repurchase agreements and (c) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities;

(b) Artisan Developing World Fund and Artisan High Income Fund may make loans to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, including, without limitation, (a) purchasing loan participations or otherwise investing in loans or similar obligations, (b) making loans directly to issuers, itself or as part of a lending syndicate, (c) purchasing debt obligations or other financial instruments in which the Fund may invest consistent with its investment policies, (d) entering into repurchase agreements and (e) lending its portfolio securities;

(5) borrow money except under the following circumstances: (a) a Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (b) a Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (c) a Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940, as amended, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (a) above, so long as and to the extent that a Fund earmarks and maintains liquid securities equal in value to its obligations in respect of these transactions;

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(6) invest more than 25% of its total assets (taken at market value at the time of a particular purchase) in the securities of one or more issuers in any particular industry (excluding the U.S. Government or its agencies or instrumentalities);

(7) issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law; or

(8) with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value at the time of a particular purchase to be invested in the securities of such issuer; or (b) such purchase would result in more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of such issuer being held by the Fund.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

For purposes of investment restriction (5) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with a Fund’s investment policies.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a) invest in companies for the purpose of exercising control or management;

(b) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund only];

(d) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund

44

contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(e) invest more than 10% (and, with respect to Artisan High Income Fund, 15%) of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets [Artisan Emerging Markets Fund only];

(g) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics [Artisan Global Equity Fund only];

(h) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small U.S. and non-U.S. companies [Artisan Global Small Cap Fund];

(i) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies [Artisan International Small Cap Fund only];

(j) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only];

(k) under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies [Artisan Small Cap Fund and Artisan Small Cap Value Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f) through (k) above.

These investment restrictions only apply at the time of an investment. Accordingly, any subsequent increase or decrease in the percentage of the Fund’s holdings as a result of a change in market conditions, the amount of the Fund’s total or net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s investment restrictions.

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Organization

The Funds are series of Artisan Partners Funds, Inc., an open-end management investment company that was incorporated under Wisconsin law on January 5, 1995. Each Fund is classified as a diversified fund under the 1940 Act.

Artisan Developing World Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund and Artisan Value Fund each offers three classes of shares: Investor Shares, Advisor Shares and Institutional Shares. Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund each offers two classes of shares: Investor Shares and Institutional Shares. Effective February 14, 2014, Artisan Emerging Markets Fund’s Advisor Shares were redesignated as Investor Shares. Artisan High Income Fund offers two classes of shares: Investor Shares and Advisor Shares. Artisan Global Small Cap Fund and Artisan International Small Cap Fund each offer only Investor Shares. As described more fully in the Funds’ prospectus:

•	Investor Shares of the Funds are offered to members of the general public and require a minimum initial investment of $1,000;

•	Advisor Shares of the Funds are generally available for investment only by certain employee benefit plans, clients of financial advisors or financial planners, investors in sponsored fee-based programs and other investors that meet the minimum investment requirement of $250,000; and

•	Institutional Shares of the Funds are designed for certain employee benefit plans as well as institutional and other investors with a minimum initial investment of $1 million.

The classes of a Fund pay pro rata the costs of management of that Fund’s portfolio, including the advisory fee. Each class of a Fund bears the cost of its own transfer agency and shareholder servicing arrangements, which may result in differing expenses by class. Because of the different expenses, the Advisor Shares or Institutional Shares of a Fund generally may have a lower expense ratio and correspondingly higher total return than the Investor Shares of the same Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Partners Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Partners Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

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The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will distribute proxy materials in advance, including information about the proposals to be voted on and instructions on how to vote. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Funds or classes, only the shares of the affected Funds or classes are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Partners Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Partners Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Partners Funds. The chairman of the board is an independent director.5 Each director serves an indefinite term until the next meeting of shareholders at which the directors are elected and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Partners Funds’ bylaws provide that each director must retire by the end of the calendar year in which he or she attains the age of 75. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Partners Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Partners Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Partners Funds. Senior officers of Artisan Partners Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Partners Funds’ audit committee, which is comprised of all of Artisan Partners Funds’ independent directors.

The board’s leadership structure features independent directors serving as board chair and chairs of the audit and governance and nominating committees. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are currently members of the audit and governance and nominating committees.

[5]	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”

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Inclusion of independent directors in the audit and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.

The board of directors elects the officers of Artisan Partners Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are 15 series of Artisan Partners Funds, all of which are overseen by the board of directors and officers of Artisan Partners Funds.

Name and Age at January 1, 2016	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Directors who are not “interested persons” of Artisan Partners Funds:
David A. Erne, 72	Director	3/27/95	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	None.	Significant board experience; legal training and practice.

Gail L. Hanson, 60	Director	1/1/12	Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (investment company) (27 portfolios).	Significant executive experience including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant; audit committee financial expert.

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Name and Age at January 1, 2016	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas R. Hefty, 68	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 1/1/15	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.

Peter M. Lebovitz, 60	Director	7/1/14	Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms).	None.	Significant board experience; significant executive experience including past service as chief executive officer of a management investment company; audit committee financial expert.

Patrick S. Pittard, 70	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia; until December 2012, Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

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Name and Age at January 1, 2016	Position(s) Held with Artisan Partners Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
R. Scott Trumbull, 67	Director	11/13/12	Until 2015, Chairman and Director, Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems); until 2014, Chief Executive Officer, Franklin Electric Co., Inc.	Director, Welltower Inc. (investor in health care real estate); Director, Columbus McKinnon Corporation (designer, manufacturer and marketer of material handling products).	Significant board experience; significant executive experience including service as chief executive officer of a public company and service as non-executive chairman of a privately held company; audit committee financial expert.

Director who is an “interested person” of Artisan Partners Funds and Officers:
Eric R. Colson, 46*	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2/9/10; Director since 11/12/13	President, Chief Executive Officer and Director of Artisan Partners Asset Management Inc. (since March 2013) and Chairman (since August 2015); Managing Director, Chief Executive Officer of Artisan Partners and President (since April 2013); prior thereto, Managing Director and Chief Operating Officer – Investment Operations of Artisan Partners.	None.	Significant executive experience; continuing service as President, Chief Executive Officer and Managing Director of Artisan Partners; continuing service as President and Chief Executive Officer of Artisan Partners Holdings LP.

*	Mr. Colson is an “interested person” of Artisan Partners Funds, as defined in the 1940 Act, because he is President and Chief Executive Officer of Artisan Partners Funds and holds various positions with Artisan Partners and its affiliates.

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Name and Age at January 1, 2016	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Gregory K. Ramirez, 45	Chief Financial Officer, Vice President and Treasurer	2/8/11	Managing Director and since April 2013, Vice President and Assistant Treasurer of Artisan Partners; Senior Vice President (since October 2013) of Artisan Partners Asset Management Inc.; Chairman and President of Artisan Partners Distributors LLC; prior thereto, Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Partners Funds.	None.

Sarah A. Johnson, 43	General Counsel, Vice President and Secretary	2/8/11	Managing Director, Vice President (since April 2013), Secretary (since October 2013), Chief Compliance Officer (January 2012 – September 2013) and General Counsel (since October 2013) of Artisan Partners; prior thereto Associate Counsel of Artisan Partners; Executive Vice President, Chief Legal Officer and Secretary (since October 2013) of Artisan Partners Asset Management Inc.; Vice President and Secretary of Artisan Partners Distributors, LLC; until February 2011, Assistant Secretary of Artisan Partners Funds.	None.

Brooke J. Billick, 62	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Partners Distributors LLC; until January 2012, Chief Compliance Officer of Artisan Partners.	None.

Laura E. Simpson, 40	Vice President and Assistant Secretary	2/10/14	Deputy General Counsel (since January 2015) of Artisan Partners; prior thereto, Associate Counsel; until March 2011, Counsel, Invesco Ltd.	None.

Shannon K. Jagodinski, 38	Vice President and Assistant Treasurer	Vice President since 2/10/15; Assistant Treasurer since 2/14/12	Director (since January 2016) of Vehicle Administration of Artisan Partners; prior thereto, Senior Manager.	None.

The business address of the officers and director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is: c/o Artisan Partners Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

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The board of directors has an audit committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2015, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	David A. Erne Gail L. Hanson* Thomas R. Hefty Peter M. Lebovitz Patrick S. Pittard R. Scott Trumbull	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Partners Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Partners Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; receives regular reports from Artisan Partners Funds’ chief compliance officer regarding the operation of Artisan Partners Funds’ compliance program and procedures and related matters; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Gail L. Hanson Thomas R. Hefty Peter M. Lebovitz Patrick S. Pittard R. Scott Trumbull*	2	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors, executive officers of Artisan Partners Funds, compensation of directors who are not affiliated persons of Artisan Partners and proposed changes to Artisan Partners Funds’ governing documents, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	James S. Hamman, Jr. Shannon K. Jagodinski Sarah A. Johnson Gregory K. Ramirez Laura E. Simpson	410‡	The valuation committee is responsible for determining, in accordance with Artisan Partners Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.
‡	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

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Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Partners Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Partners Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Partners Funds, Artisan Partners or Artisan Partners Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Partners Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Partners Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Partners Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Partners Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Partners Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

As of the date of this SAI, the compensation paid to the directors of Artisan Partners Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $270,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Partners Funds. Effective July 1, 2015, the amount of the annual retainer increased by $10,000 to $270,000 due to the

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commencement of operations of Artisan Developing World Fund. In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, the chair of the audit committee receives an additional $45,000 annually, payable quarterly and the chair of the governance and nominating committee receives an additional $30,000 annually, payable quarterly. If more than five in-person meetings are held in a calendar year, the board of directors may, at its discretion, pay each director an additional meeting attendance fee. Otherwise, no per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Partners Funds in accordance with a procedure determined from time to time by the board. Artisan Partners Funds has no retirement or pension plan.

Artisan Partners Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her Compensation (as defined under the Plan) as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Partners Funds on the date that such Compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Partners Funds as designated by the participating director. At the time of making a deferral election, the director may elect to receive distributions from his or her deferral account in a lump sum or over a period of five years, which distributions must commence, at the latest, within 90 days of when the director ceases to be a member of the board of directors. Any obligation of an Artisan Partners Fund to make distributions under the Plan is a general obligation of that Fund. No Artisan Partners Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by each of the Funds and the total compensation paid by the Artisan Partners Funds complex to each director for the fiscal year ended September 30, 2015.

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Fund	Directors who are not interested persons of Artisan Partners Funds						Director who is an “interested person” of Artisan Partners Funds
	David A. Erne	Gail L. Hanson[1]	Thomas R. Hefty	Peter M. Lebovitz	Patrick S. Pittard	R. Scott Trumbull	Eric R. Colson[2]
Developing World Fund[3]	$923	$1,077	$1,128	$923	$923	$1,026	$0
Emerging Markets Fund	$1,284	$1,307	$1,426	$1,181	$1,232	$1,265	$0
Global Equity Fund	$1,218	$1,312	$1,408	$1,158	$1,188	$1,261	$0
Global Opportunities Fund	$5,810	$6,245	$6,706	$5,519	$5,665	$6,003	$0
Global Small Cap Fund	$974	$1,039	$1,118	$921	$948	$1,000	$0
Global Value Fund	$8,633	$9,208	$9,911	$8,162	$8,398	$8,860	$0
High Income Fund	$2,877	$3,125	$3,345	$2,750	$2,813	$3,000	$0
International Fund	$88,061	$94,640	$101,629	$83,634	$85,847	$90,971	$0
International Small Cap Fund	$4,803	$5,094	$5,491	$4,526	$4,665	$4,905	$0
International Value Fund	$53,830	$57,531	$61,880	$50,954	$52,392	$55,339	$0
Mid Cap Fund	$45,362	$48,536	$52,189	$42,967	$44,164	$46,679	$0
Mid Cap Value Fund	$46,067	$48,635	$52,501	$43,288	$44,678	$46,853	$0
Small Cap Fund	$6,828	$7,292	$7,845	$6,460	$6,644	$7,014	$0
Small Cap Value Fund	$5,233	$5,364	$5,841	$4,832	$5,032	$5,186	$0
Value Fund	$6,289	$6,653	$7,178	$5,917	$6,103	$6,407	$0

Total Compensation from the Artisan Partners Funds Complex Paid to Directors	$278,192	$297,058	$319,596	$263,192	$270,692	$285,769	$0

[1]	This amount includes compensation deferred at the election of Ms. Hanson under Artisan Partners Funds’ deferred compensation plan. As of September 30, 2015, the value of Ms. Hanson’s deferred compensation account was $211,587.
[2]	Mr. Colson does not receive any compensation from Artisan Partners Funds for his service as a director.
[3]	The compensation presented in this row for Artisan Developing World Fund, which commenced operations on June 29, 2015, is an estimate of the amount to be paid for the fiscal year ending September 30, 2016.

As of December 31, 2015, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) less than 1% of the outstanding Investor Shares of each of the Funds except Artisan Emerging Markets Fund. As of December 31, 2015, the officers and directors of Artisan Partners Funds as a group owned beneficially 3.78% of Investor Shares of Artisan Emerging Markets Fund.

As of December 31, 2015, the officers and directors of Artisan Partners Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) less than 1% of the outstanding Advisor Shares of each of the Funds and less than 1% of the outstanding Institutional Shares of each of the Funds.

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The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of December 31, 2015. The table includes, as applicable, securities in which each director holds an economic interest through their deferred compensation plan. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on December 31, 2015.

Fund	Directors who are not interested persons of Artisan Partners Funds						Director who is an “interested person” of Artisan Partners Funds
	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Peter M. Lebovitz	Patrick S. Pittard	R. Scott Trumbull	Eric R. Colson
Developing World Fund	None	None	None	$50,001 - $100,000	None	None	Over $100,000
Emerging Markets Fund	None	$50,001 - $100,000	None	None	None	None	Over $100,000
Global Equity Fund	None	Over $100,000	None	$10,001- $50,000	None	None	Over $100,000
Global Opportunities Fund	None	Over $100,000	None	None	None	Over $100,000	Over $100,000
Global Small Cap Fund	None	$50,001 - $100,000	None	None	None	None	Over $100,000
Global Value Fund	Over $100,000	Over $100,000	None	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000
High Income Fund	Over $100,000	None	None	$10,001- $50,000	None	None	Over $100,000
International Fund	Over $100,000	$50,001 - $100,000	Over $100,000	$50,001 - $100,000	$50,001 - $100,000	None	None
International Small Cap Fund	Over $100,000	$50,001 - $100,000	None	$10,001- $50,000	None	None	Over $100,000
International Value Fund	Over $100,000	$50,001 - $100,000	None	None	Over $100,000	None	$10,001- $50,000
Mid Cap Fund	Over $100,000	$50,001 - $100,000	Over $100,000	None	$50,001 - $100,000	$10,001- $50,000	None
Mid Cap Value Fund	None	$50,001 - $100,000	None	None	Over $100,000	Over $100,000	$10,001- $50,000
Small Cap Fund	Over $100,000	Over $100,000	Over $100,000	None	$50,001 - $100,000	None	None
Small Cap Value Fund	None	$50,001 - $100,000	Over $100,000	None	$50,001 - $100,000	None	$10,001- $50,000
Value Fund	None	Over $100,000	None	$50,001 - $100,000	Over $100,000	None	Over $100,000
Aggregate Artisan Partners Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

No independent director of Artisan Partners Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

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Portfolio Managers

Lewis S. Kaufman is portfolio manager for Artisan Developing World Fund. Maria Negrete-Gruson is portfolio manager for Artisan Emerging Markets Fund. Mark L. Yockey, Charles-Henri Hamker and Andrew J. Euretig are portfolio managers for Artisan Global Equity Fund. James D. Hamel is lead portfolio manager, Matthew H. Kamm, Craigh A. Cepukenas and Jason L. White are portfolio managers for Artisan Global Opportunities Fund. Mr. Yockey and Mr. Hamker are portfolio managers for Artisan Global Small Cap Fund. Daniel J. O’Keefe is lead portfolio manager and N. David Samra is portfolio manager for Artisan Global Value Fund. Bryan C. Krug is the portfolio manager for Artisan High Income Fund. Mr. Yockey is portfolio manager and Messrs. Euretig and Hamker are associate portfolio managers for Artisan International Fund. Messrs. Yockey and Hamker are portfolio managers for Artisan International Small Cap Fund. Mr. Samra is lead portfolio manager and Mr. O’Keefe is portfolio manager for Artisan International Value Fund. Mr. Kamm is lead portfolio manager and Messrs. Hamel, Cepukenas and White are portfolio managers for Artisan Mid Cap Fund. Scott C. Satterwhite, James C. Kieffer, George O. Sertl, Jr. and Daniel L. Kane are portfolio managers for Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund. Mr. Cepukenas is lead portfolio manager and Messrs. Hamel, Kamm and White are portfolio managers for Artisan Small Cap Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, which may include separate accounts offered by Artisan Partners, other series of Artisan Partners Funds and unregistered funds. Portfolio managers may provide services to other accounts that are managed in investment strategies that differ from those of the Funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the table below.6

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2015
Portfolio Manager	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Craigh A. Cepukenas	Accounts: 0 Assets: $0	Accounts: 7 Assets: $2.84B	Accounts: 68 Assets: $9.45B
Andrew J. Euretig	Accounts: 6 Assets: $1.65B	Accounts: 4 Assets: $859.09M	Accounts: 36 Assets: $8.52B
James D. Hamel	Accounts: 0 Assets: $0	Accounts: 7 Assets: $2.84B	Accounts: 68 Assets: $9.45B

[6]

Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

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Number of Other Accounts Managed and Assets by Account Type as of September 30, 2015
Portfolio Manager	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Charles-Henri Hamker	Accounts: 6 Assets: $1.65B	Accounts: 5 Assets: $928.72M	Accounts: 39 Assets: $8.75B
Matthew H. Kamm	Accounts: 0 Assets: $0	Accounts: 7 Assets: $2.84B	Accounts: 68 Assets: $9.45B
Daniel L. Kane	Accounts: 4 Assets: $1.89B	Accounts: 1 Assets: $23.83M	Accounts: 21 Assets: $1.81B
Lewis S. Kaufman	Accounts: 0 Assets: $0	Accounts: 0 Assets: $0	Accounts: 0 Assets: $0
James C. Kieffer	Accounts: 4 Assets: $1.89B	Accounts: 1 Assets: $23.83M	Accounts: 21 Assets: $1.81B
Bryan C. Krug	Accounts: 0 Assets: $0	Accounts: 0 Assets: $0	Accounts: 0 Assets: $0
Maria Negrete-Gruson	Accounts: 0 Assets: $0	Accounts: 1 Assets: $58.41M	Accounts: 3 Assets: $423.68M
Daniel J. O’Keefe	Accounts: 1 Assets: $57.90M	Accounts: 18 Assets: $10.18B	Accounts: 46 Assets: $7.21B
N. David Samra	Accounts: 1 Assets: $57.90M	Accounts: 18 Assets: $10.18B	Accounts: 46 Assets: $7.21B
Scott S. Satterwhite	Accounts: 4 Assets: $1.89B	Accounts: 1 Assets: $23.83M	Accounts: 21 Assets: $1.81B
George O. Sertl, Jr.	Accounts: 4 Assets: $1.89B	Accounts: 1 Assets: $23.83M	Accounts: 21 Assets: $1.81B
Jason L. White	Accounts: 0 Assets: $0	Accounts: 7 Assets: $2.84B	Accounts: 68 Assets: $9.45B
Mark L. Yockey	Accounts: 6 Assets: $1.65B	Accounts: 5 Assets: $928.72M	Accounts: 39 Assets: $8.75B

As of September 30, 2015, Artisan Partners received a performance-based fee for its management of one separate account in its global equity strategy, one separate account in its global value strategy, one separate account in its non-U.S. growth strategy and one separate account in its U.S. small-cap value strategy. As of September 30, 2015, those accounts had $283,686,951, $213,200,617, $162,490,081 and $59,491,377, respectively, in total assets. These accounts are reflected in the table above.

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by

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all accounts included within the manager’s investment strategies, including the Funds. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have, or are expected to have over a reasonable time, equity interests in the firm.

At September 30, 2015, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the indicated dollar ranges.

Portfolio Manager	Fund	Ownership
Craigh A. Cepukenas	Global Opportunities Fund Mid Cap Fund Small Cap Fund	$100,001 - $500,000 $500,001 - $1,000,000 Over $1,000,000
Andrew J. Euretig	Global Equity Fund International Fund	$50,001 - $100,000 $100,001 - $500,000
James D. Hamel	Global Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Charles-Henri Hamker	Global Equity Fund Global Small Cap Fund International Fund International Small Cap Fund	None None $10,001 - $50,000 $100,001 - $500,000
Matthew H. Kamm	Global Opportunities Fund Mid Cap Fund Small Cap Fund	Over $1,000,000 Over $1,000,000 $500,001 - $1,000,000
Daniel L. Kane	Mid Cap Value Fund Small Cap Value Fund Value Fund	$100,001- $500,000 $10,001 - $50,000 $10,001 - $50,000
Lewis S. Kaufman	Developing World Fund	Over $1,000,000
James C. Kieffer	Mid Cap Value Fund Small Cap Value Fund Value Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000
Bryan C. Krug	High Income Fund	$500,001 - $1,000,000
Maria Negrete-Gruson	Emerging Markets Fund	$100,001 - $500,000

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Portfolio Manager	Fund	Ownership
Daniel J. O’Keefe	Global Value Fund International Value Fund	Over $1,000,000 Over $1,000,000
N. David Samra	Global Value Fund International Value Fund	Over $1,000,000 Over $1,000,000
Scott C. Satterwhite	Mid Cap Value Fund Small Cap Value Fund Value Fund	$100,001 - $500,000 $50,001 - $100,000 Over $1,000,000
George O. Sertl, Jr.	Mid Cap Value Fund Small Cap Value Fund Value Fund	Over $1,000,000 $100,001 - $500,000 Over $1,000,000
Jason L. White	Global Opportunities Fund Mid Cap Fund Small Cap Fund	$50,001 - $100,000 $100,001 - $500,000 $10,001 - $50,000
Mark L. Yockey	Global Equity Fund Global Small Cap Fund International Fund International Small Cap Fund	Over $1,000,000 Over $1,000,000 Over $1,000,000 Over $1,000,000

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, the Funds’ portfolio managers and their other personnel might conflict with the interests of a Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners Funds and other client accounts. Although at certain times these employees, and other Artisan Partners employees and senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Partners Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Partners Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Partners Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Partners Fund in that

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strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Partners Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.

Management Services Provided to or Business Relationships with Artisan Partners Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Partners Funds. In every case, the compensation paid by Artisan Partners Funds or Artisan Partners for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Artisan Partners Funds is the same or consistent with fees received by Artisan Partners from clients that have a relationship with Artisan Partners Funds.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan Partners’ investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan Partners’ investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or

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sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Funds, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same average execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Partners Funds’ compliance program.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting a Fund’s investment opportunities may also arise when a Fund and other Artisan Partners clients invest in different parts of an issuer’s capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other Artisan Partners clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if Artisan Partners

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acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Confidential Information Access. In managing the Funds, Artisan Partners may seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of loans or other investments being considered for acquisition by a Fund or held in a Fund’s portfolio if the receipt of the Confidential Information would restrict the Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when Artisan Partners declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be compromised by its lack of access to Confidential Information. In certain situations, Artisan Partners may choose to receive Confidential Information but create information walls around persons having access to the Confidential Information (“walled-off personnel”) to limit the restrictions on others at Artisan Partners. Those measures could impair the ability of walled-off personnel from accessing information from others at Artisan Partners.

Short Selling. With respect to an investment team that is permitted to short securities in a strategy it manages, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of broker-dealers may be affected by Artisan Partners’ receipt of brokerage and research services. However, Artisan

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Partners generally does not use commissions from client account trades of fixed income securities to obtain research services or other products from broker-dealers.

Artisan Partners may use client commissions to pay for brokerage and research services if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer.

The research products and services received by Artisan Partners and obtained through the use of client commission dollars include proprietary research (in which the research products or services are prepared and provided by the executing broker-dealer) and third-party research from independent research providers and broker-dealers through commission sharing arrangements (in which the executing broker-dealer makes a payment on Artisan Partners’ behalf and at Artisan Partners’ direction to a third-party who has independently prepared the research products or services).

When Artisan Partners receives the items described above in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with brokerage or research services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Partners Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Funds (other than Artisan High Income Fund), participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in commission reporting in the United Kingdom, and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

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Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Partners Funds’ compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code strongly discourages personnel from excessive short-term trading of securities and provides that Artisan Partners’ compliance team may deny pre-approval for transactions that would constitute short-term trading. The purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days are generally considered short-term trading. In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2015, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that

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potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

The only persons known by Artisan Partners Funds to own of record or beneficially 5% or more of the outstanding shares of each Fund as of December 31, 2015, unless otherwise noted, were:

Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held	Percentage of Outstanding Institutional Shares Held
Charles Schwab & Co. Inc.(1)	Developing World Fund	32.54%	55.78%	—
211 Main Street	Emerging Markets Fund	78.64	N/A	—
San Francisco, CA 94104-4122	Global Equity Fund	27.71	N/A	70.29%
	Global Opportunities Fund	31.41	47.99	—
	Global Small Cap Fund	29.84	N/A	N/A
	Global Value Fund	24.26	36.58	4.99
	High Income Fund	15.83	43.42	N/A
	International Fund	29.07	21.14	6.00
	International Small Cap Fund	36.57	N/A	N/A
	International Value Fund	24.89	14.05	—
	Mid Cap Fund	18.87	19.93	8.17
	Mid Cap Value Fund	20.84	10.01	5.39
	Small Cap Fund	11.25	N/A	—
	Small Cap Value Fund	11.02	N/A	7.26
	Value Fund	27.00	5.13	11.33

National Financial Services Corp.(1)	Developing World Fund	18.53%	30.07%	5.39%
One World Financial Center	Emerging Markets Fund	7.81	N/A	—
499 Washington Boulevard, Floor 5	Global Equity Fund	35.24	N/A	—
Jersey City, NJ 07310-2010	Global Opportunities Fund	30.93	4.56	—
	Global Small Cap Fund	24.95	N/A	N/A
	Global Value Fund	24.42	19.34	8.85
	High Income Fund	45.69	16.97	N/A
	International Fund	26.21	14.69	10.31
	International Small Cap Fund	25.03	N/A	—
	International Value Fund	33.60	—	—
	Mid Cap Fund	28.03	17.44	34.17
	Mid Cap Value Fund	27.39	9.60	40.53
	Small Cap Fund	30.89	N/A	9.88
	Small Cap Value Fund	12.40	N/A	9.76
	Value Fund	34.06	—	18.75
TD Ameritrade(1)	Developing World Fund	26.21%	—	—
P.O. Box 2226	Global Equity Fund	18.47	N/A	—
Omaha, NE 68103-2226	Global Opportunities Fund	6.60	—	—
	Global Small Cap Fund	25.69	N/A	N/A
	Global Value Fund	8.72	3.38%	—
	High Income Fund	10.07	4.16	N/A
	Mid Cap Value Fund	—	12.73	—
	Value Fund	11.47	—	4.77%

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Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held	Percentage of Outstanding Institutional Shares Held
Merrill Lynch Pierce Fenner & Smith(1)	Global Opportunities Fund	7.46%	—	—
4800 Deer Lake Drive E.	Global Value Fund	7.64	—	—
Jacksonville, FL 32246-6484	High Income Fund	13.04	—	N/A
	International Fund	9.81	—	—
	International Value Fund	7.37	—	—
Linsco Private Ledger(1)	Developing World Fund	8.92%	—	—
4707 Executive Drive	Global Value Fund	11.35	—	—
San Diego, CA 92121-3091	Mid Cap Fund	11.32	5.40%	—
	Small Cap Fund	5.16	N/A	—
	Small Cap Value Fund	12.82	N/A	—
Pershing LLC(1)	Developing World Fund	—	6.09%	—
1 Pershing Plaza	Global Equity Fund	8.69%	N/A	—
Jersey City, NJ 07399-001	High Income Fund	6.04	—	N/A
	International Small Cap Fund	10.27	—	N/A
	International Value Fund	—	5.02	—
	Small Cap Value Fund	17.01	N/A	—
UBS(1)	Global Opportunities Fund	—	15.73%	—
1000 Harbor Boulevard, Floor 5	Global Value Fund	—	16.52	—
Weehawken, NJ 07086-6761	High Income Fund	—	10.46	N/A
	Mid Cap Value Fund	—	7.08	—
Morgan Stanley Smith Barney(1)	Global Opportunities Fund	—	13.64%	—
Harborside Financial Center	International Fund	—	10.40	—
Plaza 2, 3rd Floor	Mid Cap Fund	—	49.04	—
Jersey City, NJ 07311	Mid Cap Value Fund	—	43.13	—

Edward D. Jones & Co. Inc.(1)	International Value Fund	—	23.18%	—
12555 Manchester Road	Mid Cap Value Fund	—	8.46	—
St. Louis, MO 63131-3729	Value Fund	—	81.84	—
Wells Fargo Bank NA(1)	International Fund	—	—	18.88%
P.O. Box 1533	Mid Cap Fund	—	—	11.33
Minneapolis, MN 55480-1533	Small Cap Fund	—	N/A	21.83
RBC Capital Markets(1)	Global Value Fund	—	15.89%	—
510 Marquette Avenue South	Value Fund	10.27%	8.15	—
Minneapolis, MN 55402-1110
First Clearing LLC(1)	Small Cap Fund	29.89%	N/A	—
2801 Market Street	Small Cap Value Fund	5.00	N/A	—
St. Louis, MO 63103-2523
SEI Trust Company	Developing World Fund	—	—	33.87%
FBO Florida LLC
One Freedom Valley Drive
Oaks, PA 19456-9989
Northern Trust Company	Developing World Fund	—	—	11.34%
FBO J. Stanton & T. Gillespie
P.O. Box 92956
Chicago, IL 60675-2956

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Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held	Percentage of Outstanding Institutional Shares Held
SEI Trust Company FBO Carl Page Foundation One Freedom Valley Drive Oaks, PA 19456-9989	Developing World Fund	—	—	5.82%
Northern Trust Company FBO FCM Emerging Markets P.O. Box 92956 Chicago, IL 60675-2956	Developing World Fund	—	—	5.62%
Northern Trust Company FBO Amgen 401K P.O. Box 92956 Chicago, IL 60675-2956	Emerging Markets Fund	—	N/A	72.80%
Northern Trust Company FBO Genesis Trust 50 LaSalle Street Chicago, IL 60603-1003	Emerging Markets Fund	—	N/A	8.83%
Northern Trust Company FBO Amgen PR P.O. Box 92956 Chicago, IL 60675-2956	Emerging Markets Fund	—	N/A	5.39%
BMO Harris Bank NA FBO Blue Cross Blue Shield of LA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	Global Equity Fund	—	N/A	12.15%
Mac & Co. FBO Collier International Fund LP P.O. Box 3198 Pittsburgh, PA 15230-3198	Global Equity Fund	—	N/A	10.86%
Roger L. Hungerford 10000 Mountain Road Middleport, NY 14105-9647	Global Equity Fund	—	N/A	6.70%
Milton Hershey School Trust – Corpus P.O. Box 445 Hershey, PA 17033-0445	Global Opportunities Fund	—	—	11.74%
Northern Trust Company FBO Clark Investment Fund P.O. Box 92956 Chicago, IL 60675-2956	Global Opportunities Fund	—	—	7.82%
Baylor Scott & White Holdings 2001 Bryant Street, Suite 2200 Dallas, TX 75201-3024	Global Opportunities Fund	—	—	7.28%
Metropolitan Transportation Authority 347 Madison Avenue, 3rd Floor New York, NY 10017-3706	Global Opportunities Fund	—	—	5.69%
Milton Hershey School Trust – Income P.O. Box 445 Hershey, PA 17033-0445	Global Opportunities Fund	—	—	5.52%

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Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held	Percentage of Outstanding Institutional Shares Held
Wells Fargo Bank NA	Global Opportunities Fund	—	5.28%	—
FBO H&M Stuart Foundation
P.O. Box 1533
Minneapolis, MN 55480-1533
Raymond James(1)	Global Small Cap Fund	12.36%	N/A	N/A
880 Carillon Place
St. Petersburg, FL 33716-1102
Northern Trust Company	Global Value Fund	—	—	13.21%
FBO Ohana Holdings LLC
P.O. Box 92956
Chicago, IL 60675-2956
Rotary Foundation of Rotary	Global Value Fund	—	—	10.41%
International
1560 Sherman Avenue
Evanston, IL 60201-4818
Northern Trust Company	Global Value Fund	—	—	6.88%
FBO Children’s Hospital Heal Care
P.O. Box 92956
Chicago, IL 60675-2956
Covariance Capital Management	Global Value Fund	—	—	6.43%
1221 McKinney Street, Suite 1800
Houston, TX 77010-2006
Washington & Co.(1)	High Income Fund	—	5.34%	N/A
c/o U.S. Bank N.A.
P.O. Box 1787
Milwaukee, WI 53201-1787
Saxon & Co.(1)	International Fund	—	9.18%	—
P.O. Box 7780-1888
Philadelphia, PA 19182-0001
Mac & Co.	International Value Fund	—	—	8.47%
FBO Lighthouse Investments LLC
P.O. Box 3198
Pittsburg, PA 15230-3198
Vanguard Fiduciary Trust Co(1)	Mid Cap Value Fund	—	—	14.91%
PO Box 2600 VM L23
Valley Forge, PA 19482-2600
Acuity A Mutual Insurance Company	Mid Cap Value Fund	—	—	5.94%
2800 S. Taylor Road
Sheboygan, WI 53081-8474
Reliance Trust Company (1)	Small Cap Fund	—	N/A	14.79%
Retirement Plans Serviced by Met Life
8515 E. Orchard Road 2T2
Greenwood Village, CO 80111-5002
Mac & Co.	Small Cap Fund	—	N/A	8.97%
FBO NFL Player Retirement Plan
P.O. Box 3198
Pittsburgh, PA 15230-3198

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Name and Address	Fund	Percentage of Outstanding Investor Shares Held	Percentage of Outstanding Advisor Shares Held	Percentage of Outstanding Institutional Shares Held
State Street Bank & Trust	Small Cap Value Fund	20.44%	N/A	—
FBO Best Buy Retirement Savings Plan
1 Lincoln Street
Boston, MA 02111-2900
Northern Trust Company	Small Cap Value Fund	—	N/A	33.52%
FBO Auto Owners Insurance Company
P.O. Box 92956
Chicago, IL 60675-2956
Northern Trust Company	Small Cap Value Fund	—	N/A	18.41%
FBO Auto Owners Life Insurance Company
P.O. Box 92956
Chicago, IL 60675-2956
BMO Harris Bank NA	Small Cap Value Fund	—	N/A	9.30%
FBO Episcopal Diocese of Oklahoma
480 Pilgrim Way, Suite 1000
Green Bay, WI 54304-5280
Paul & Marsha Wythes Living Trust	Small Cap Value Fund	—	N/A	6.11%
755 Page Mill Road, Suite A200
Palo Alto, CA 94304-1005
AHS Hospital Corp.	Value Fund	—	—	16.24%
475 South Street #920
Morristown, NJ 07960-6459
SEI Trust Company	Value Fund	—	—	5.40%
FBO SCS Financial Management
One Freedom Valley Drive
Oaks, PA 19456-9989
Louisiana Medical Mutual Insurance	Value Fund	—	—	5.11%
1 Galleria Boulevard, Suite 700
Metairie, LA 70001-7510

[1]	Shares are held of record on behalf of customers and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Institutional Shares held of Artisan Global Equity Fund includes 48.68% of outstanding shares held beneficially by Mark L. Yockey; the percentage of outstanding Advisor Shares held of Artisan Global Opportunities Fund includes 5.87% of outstanding shares held beneficially by Matthew H. Kamm. With respect to National Financial Services Corp., the percentage of outstanding Investor Shares held of Artisan International Value Fund includes 7.49% of outstanding shares held beneficially by Fidelity Strategic Advisors. With respect to National Financial Services Corp. and TD Ameritrade, the percentage of outstanding Institutional Shares held of Artisan Value Fund includes 5.95% (3.28% and 2.68%, respectively) of outstanding shares held beneficially by George O. Sertl, Jr.

Investment Advisory Services

Artisan Partners provides investment advisory services to each Fund pursuant to an investment advisory agreement dated May 12, 2015 (the “Advisory Agreement”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed

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by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. A three-member stockholders committee, of which Mr. Colson and Mr. Ramirez are members, has the authority to vote more than a majority of the combined voting power of APAM’s capital stock. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; 38 Keyes Avenue, Suite 219, San Francisco, California 94129; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1330 Avenue of the Americas, Suite 3100, New York, New York 10019; 2000 Shawnee Mission Parkway, Suite 210, Mission Woods, Kansas 66205 and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Partners Funds who are not “interested persons” of Artisan Partners Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the basis for the approval by the board of directors of the Advisory Agreement for each Fund is available in the September 30, 2015 annual report to shareholders. You may obtain a copy of the most recent annual or semiannual reports, without charge, upon request to the Funds. You may view a copy of the September 30, 2015 annual report and the March 31, 2015 semiannual report on the SEC’s website at www.sec.gov. You also may review and copy the Funds’ reports by visiting the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800.SEC.0330.

In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.

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Fund	Annual Rate of Fee	Asset Base
Developing World Fund[1]	1.050%	up to $1 billion
Emerging Markets Fund[1]	1.025%	$1 billion up to $2 billion
	1.000%	$2 billion up to $3.5 billion
	0.975%	$3.5 billion up to $5 billion
	0.950%	over $5 billion
Global Equity Fund[1]	1.000%	up to $1 billion
Global Value Fund[1]	0.975%	$1 billion up to $4 billion
	0.950%	$4 billion up to $8 billion
	0.925%	$8 billion up to $12 billion
	0.900%	over $12 billion
Global Opportunities Fund[1]	0.900%	up to $1 billion
	0.875%	$1 billion up to $4 billion
	0.850%	$4 billion up to $8 billion
	0.825%	$8 billion up to $12 billion
	0.800%	over $12 billion
Global Small Cap Fund[1]	1.000%	All assets
High Income Fund[1]	0.725%	up to $1 billion
	0.700%	$1 billion up to $2 billion
	0.675%	$2 billion up to $3.5 billion
	0.650%	$3.5 billion up to $10 billion
	0.625%	over $10 billion
International Fund[1]	1.000%	up to $500 million
	0.975%	$500 million up to $750 million
	0.950%	$750 million up to $1 billion
	0.925%	$1 billion up to $12 billion
	0.900%	over $12 billion
International Small Cap Fund	1.250%	All assets
International Value Fund[1]	1.000%	up to $500 million
Mid Cap Fund[1]	0.975%	$500 million up to $750 million
Mid Cap Value Fund[1]	0.950%	$750 million up to $1 billion
Small Cap Fund	0.925%	over $1 billion
Small Cap Value Fund
Value Fund[1]	0.800%	up to $50 million
	0.760%	$50 million up to $100 million
	0.720%	$100 million up to $500 million
	0.680%	$500 million up to $7.5 billion
	0.640%	over $7.5 billion

[1]	Artisan Partners has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed the percentages of average daily net assets indicated below. This contract continues through February 1, 2017, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

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Fund	Expense Limit as a % of Average Daily Net Assets
Developing World Fund - Investor Shares	1.50%
Developing World Fund - Advisor Shares	1.40%
Developing World Fund - Institutional Shares	1.40%
Emerging Markets Fund - Investor Shares	1.50%
Emerging Markets Fund - Institutional Shares	1.50%
Global Equity Fund - Investor Shares	1.50%
Global Equity Fund - Institutional Shares	1.50%
Global Opportunities Fund - Advisor Shares	1.10%
Global Small Cap Fund	1.50%
Global Value Fund - Advisor Shares	1.20%
High Income Fund - Investor Shares	1.25%
High Income Fund - Advisor Shares	1.25%
International Fund - Advisor Shares	1.07%
International Value Fund - Advisor Shares	1.06%
Mid Cap Fund - Advisor Shares	1.10%
Mid Cap Value Fund - Advisor Shares	1.09%
Value Fund - Advisor Shares	0.88%

The investment advisory fees paid by each Fund before waivers, and the amounts waived by Artisan Partners, for the fiscal years ended September 30, 2015, September 30, 2014 and September 30, 2013 were as follows:

Fund	Fiscal Year Ended September 30, 2015				Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
	Paid to Artisan Partners		Waived by Artisan Partners		Paid to Artisan Partners	Waived by Artisan Partners	Paid to Artisan Partners	Waived by Artisan Partners
Developing World Fund	$147,348	[1]	$88,085	[1]	—	—	—	—
Emerging Markets Fund	1,624,429		102,671		$5,977,879	$17,005	$7,294,652	—
Global Equity Fund	2,734,948		—		2,087,410	—	771,625	$1,520,706

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Fund	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014			Fiscal Year Ended September 30, 2013
	Paid to Artisan Partners	Waived by Artisan Partners	Paid to Artisan Partners		Waived by Artisan Partners	Paid to Artisan Partners		Waived by Artisan Partners
Global Opportunities Fund	11,524,321	41,626	8,845,853		—	4,692,434		—
Global Small Cap Fund	1,415,044	40,982	1,248,506		60,258	67,036	[2]	67,036	[2]
Global Value Fund	17,891,535	15,867	16,507,691		—	5,893,512		—
High Income Fund	4,813,541	—	1,181,541	[3]	—	—		—
International Fund	174,861,096	8,030	148,576,417		—	106,607,926		—
International Small Cap Fund	12,691,857	—	14,809,104		—	10,668,155		—
International Value Fund	106,428,074	87,130	107,759,990		—	79,572,754		—
Mid Cap Fund	90,017,908	26,090	89,619,627		—	70,115,149		—
Mid Cap Value Fund	85,503,139	33,826	108,384,217		—	86,011,778		—
Small Cap Fund	13,943,037	—	15,692,367		—	10,340,704		—
Small Cap Value Fund	9,442,471	—	23,658,086		—	24,929,674		—
Value Fund	8,979,062	—	9,908,473		—	7,011,526		—

[1]	For the period from the Fund’s inception on June 29, 2015.
[2]	For the period from the Fund’s inception on June 25, 2013.
[3]	For the period from the Fund’s inception on March 19, 2014.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Partners Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Partners Funds might take advantage of that knowledge for their own benefit. Artisan Partners Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Partners Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Partners Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Funds are paid by Artisan Partners Holdings LP or Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from

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year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Partners Funds pays all expenses in connection with registration of its shares with the SEC and any auditing and filing fees required in compliance with various state securities laws. Distributors, Artisan Partners Holdings LP or Artisan Partners bear all sales and promotional expenses relating to the Funds, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. When selecting a broker-dealer or venue to execute a Fund’s portfolio transactions, Artisan Partners’ primary objective in effecting portfolio transactions is to seek the best possible result, taking into account price, among other things, costs, speed, likelihood of execution and settlement, size, nature and other relevant considerations. Artisan Partners seeks to utilize execution venues that enable the firm to obtain on a consistent basis the best possible result for execution of orders. Execution venues include, as appropriate for each transaction: regulated markets, multilateral trading facilities, systematic internalizers, market makers and other liquidity providers. A number of subjective factors may enter into the decision when selecting a broker-dealer or venue, including but not limited to the following: Artisan Partners’ knowledge of the financial stability, reputation, integrity and operational, investment and research capabilities of the broker-dealer selected; the broker-dealer’s willingness to commit its own capital to complete the transaction; the broker-dealer’s ability to place difficult trades; sophistication of broker-dealer’s trading facilities; access provided by the broker-dealer to markets and limited investment opportunities, such as initial public offerings; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer considered.

In executing portfolio transactions on behalf of the Funds, the factors used to evaluate best execution include, but are not limited to, price; the broker-dealer’s relevant expertise related to specific instruments traded; information and services provided by the broker-dealer; speed of execution; transaction costs, including fees and commissions; likelihood of execution and settlement; availability; commitment of capital; size of the order; nature of the order; potential market impact; confidentiality provided by the broker-dealer; anonymity; and other considerations relevant to the order. When applying these factors, Artisan Partners takes into account a variety of other criteria including, but not limited to, criteria that relate to the client, characteristics of the instrument being traded, and the methods and venues that may be used to execute the trade.

Artisan Partners maintains and periodically updates a list of approved broker-dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by

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broker-dealers, including the reasonableness of any brokerage commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners while effecting portfolio transactions, subject to the oversight of and review by Artisan Partners’ trading oversight committee, and reports are made annually to Artisan Partners Funds’ board of directors. To the extent more than one broker-dealer is capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker-dealer provides the firm with brokerage and research services, and the value of such brokerage and research services. For equity transactions, recognizing the value of those factors, Artisan Partners may cause a Fund to pay a brokerage commission in excess of that which another broker-dealer might have charged for effecting the same transaction. The broker-dealers Artisan Partners uses for fixed income transactions generally do not charge explicit commissions. The broker-dealers in fixed-income securities make a profit through the “spread,” which is the difference between the issuer’s fixed-income security price and the marked-up price offered to buyers (in an initial offering) or the difference between the quoted bid and ask prices (in secondary market trading). Fixed-income transactions may also be transactions directly with the issuer of the obligations or the issuer’s underwriter.

As a matter of policy, Artisan Partners Funds and Artisan Partners do not compensate a broker-dealer for any promotion or sale of Artisan Partners Funds’ shares by directing to the broker-dealer (i) securities transactions for an Artisan Partners Funds portfolio; or (ii) any remuneration, including, but not limited to, any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Partners Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Partners Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Partners Funds; and (2) Artisan Partners Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Artisan Partners Funds’ shares.

A small portion, if any, of the commissions generated by each Fund (other than Artisan High Income Fund) may be directed to a broker-dealer in a commission recapture arrangement. Pursuant to those arrangements, the participating broker-dealer repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statement of Operations in the Funds’ annual and semiannual reports to shareholders.

Artisan Partners may use client commissions to pay for brokerage and research services if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners’ and its affiliates’ use of client brokerage to acquire brokerage and research services is intended to qualify for the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as

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amended, and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions, the compensation on which qualifies for safe harbor treatment.

“Brokerage services” are products and services relating to the execution of the trade from the point at which Artisan Partners communicates with the broker-dealer for the purposes of transmitting an order for execution, through the point at which funds or securities are delivered or credited to a Fund. Eligible brokerage services must provide Artisan Partners with lawful and appropriate assistance in carrying out its responsibilities to clients, including the Funds.

As more fully described below, “Research services” may include, but are not limited to, (i) research reports (including reports that are specific to issuers, industries and/or geographic regions) and (ii) research-oriented data analytics and software applications. Eligible research services must provide Artisan Partners with lawful and appropriate assistance in making investment decisions.

When selecting a broker-dealer or an ECN for a particular equity transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners and its affiliates by those organizations. The types of research products and services received include: research reports (including reports that are specific to issuers, industries and/or geographic regions); subscriptions to financial publications and research compilations that are not targeted to a wide, public audience; investment ideas; access to the broker-dealer’s traders and analysts; access to conferences and seminars that provide substantive content relating to issuers and industries; access to management teams of companies with which the broker-dealer has a relationship; access to groups of professionals with expertise in particular industries and/or subject matter areas; research-oriented data analytics and software applications; compilations of securities prices, earnings, dividends and similar market, financial and other economic data; securities quotation services; and services related to economic and other consulting services. When Artisan Partners or its affiliates receive these items in return for client brokerage, it relieves such entity of the expense it would otherwise bear in creating such items on its own or paying for those items with its own funds, which may provide an incentive to select a particular broker-dealer or ECN that will provide it or its affiliates with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with

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research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

Artisan Partners may use brokerage and research services provided by broker-dealers or ECNs in servicing Artisan Partners’ proprietary accounts (if any) and the accounts of any or all of its affiliates’ clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may also use such research products or services in servicing client accounts other than those that pay commissions to the broker-dealers or ECNs providing the research. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners or its affiliates and provides clearing and settlement services in connection with a transaction. Artisan Partners has also entered into a limited number of client commission arrangements with certain broker-dealer firms pursuant to which Artisan Partners executes securities transactions with such broker-dealers in order to facilitate the receipt of research provided by a party other than the executing broker-dealer. A portion of the commission paid to the executing broker-dealer is retained by that broker-dealer to compensate the broker-dealer for the execution services provided, while another portion is credited for the provision of research products and services (or in some cases, the “eligible portion” of “mixed use” products and services described below).

In some instances, Artisan Partners may receive from a broker-dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes (so called “mixed-use” products and services). In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

The research products and services received by Artisan Partners and obtained through the payment of soft dollars include proprietary research (in which the research products or services are prepared and provided by the executing broker-dealer) and third-party research from independent research providers and broker-dealers through commission sharing arrangements (in which the executing broker-dealer makes a payment on Artisan Partners’ behalf and at Artisan Partners’ direction to a third-party who has independently prepared the research products or services).

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The following table shows the aggregate commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2015		Fiscal Year Ended September 30, 2014		Fiscal Year Ended September 30, 2013
Developing World Fund	$106,637	[1]	—		—
Emerging Markets Fund	497,813		$1,041,628		$1,071,314
Global Equity Fund	296,919		381,132		358,133
Global Opportunities Fund	971,808		804,093		597,147
Global Small Cap Fund	238,999		289,291		40,469	[2]
Global Value Fund	649,255		825,809		543,340
High Income Fund	0		0	[3]	—
International Fund	19,034,236		20,494,769		13,455,382
International Small Cap Fund	1,051,445		1,952,324		1,672,450
International Value Fund	4,660,712		4,395,435		5,215,733
Mid Cap Fund	4,667,443		4,586,804		3,292,601
Mid Cap Value Fund	4,307,468		3,096,120		3,415,137
Small Cap Fund	869,345		786,334		866,772
Small Cap Value Fund	1,600,223		2,331,623		2,214,257
Value Fund	1,103,920		657,105		771,051

[1]	For the period from the Fund’s inception on June 29, 2015.
[2]	For the period from the Fund’s inception on June 25, 2013.
[3]	For the period from the Fund’s inception on March 19, 2014.

Artisan Emerging Markets Fund, Artisan International Small Cap Fund, Artisan Small Cap Value Fund had a material decrease to the aggregate commissions paid by each such Fund for the fiscal year ended September 30, 2015 as compared to the fiscal year ended September 30, 2014 and September 30, 2013. The decrease in aggregate commissions paid by each of these Funds was primarily due to a decrease in Fund assets. Artisan Mid Cap Value Fund and Artisan Value Fund had a material increase to the aggregate commissions paid by each such Fund for the fiscal year ended September 30, 2015 as compared to the fiscal year ended September 30, 2014. The increase in aggregate commissions paid by each of these Funds was primarily due to a higher average commission rate and an increase in portfolio turnover.

Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan International Fund and Artisan Mid Cap Fund had a material increase to the aggregate commissions paid by each such Fund for the fiscal year ended September 30, 2014 as compared to the fiscal year ended September 30, 2013. The increase in aggregate commissions paid by each of these Funds was primarily due to an increase in Fund assets.

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The following table shows the total commissions paid by each Fund to broker-dealers who furnished brokerage or research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2015.

Fund	Fiscal Year Ended September 30, 2015
	Total Commissions Paid to Broker-Dealers that Provided Brokerage and Research Services	Related Aggregate Share Price Paid/Received
Developing World Fund[1]	$12,022	$5,841,667
Emerging Markets Fund	161,679	70,772,185
Global Equity Fund	185,198	180,915,977
Global Opportunities Fund	495,289	574,781,663
Global Small Cap Fund	128,425	77,944,859
Global Value Fund	326,674	307,731,558
High Income Fund[2]	N/A	N/A
International Fund	12,702,893	8,998,682,481
International Small Cap Fund	694,997	408,548,395
International Value Fund	2,553,387	1,989,095,607
Mid Cap Fund	3,730,028	7,285,888,458
Mid Cap Value Fund	1,916,128	2,765,397,547
Small Cap Fund	505,188	646,654,844
Small Cap Value Fund	587,121	387,274,901
Value Fund	552,444	859,263,214

[1]	For the period from the Fund’s inception on June 29, 2015.
[2]	Artisan Partners generally does not use commissions from client account trades of fixed income securities to obtain research or other products or services from broker-dealers.

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The following table shows, as of September 30, 2015, the aggregate holdings by a Fund, if any, of the securities of the Fund’s regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), or of their parents, whose securities the Fund acquired during its most recent fiscal year.

Fund	Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended September 30, 2015
Global Equity Fund	Barclays Bank Plc	$1,865,163
	Citigroup Global Markets Inc.	3,172,808
	Credit Suisse First Boston Corp.	2,426,050
	JP Morgan Chase & Co.	7,426,268
Global Value Fund	Citigroup Global Markets Inc.	54,950,268
	UBS Securities LLC	39,664,636
International Fund	Credit Suisse First Boston Corp.	188,352,854
	Barclays Bank Plc	148,018,645
International Value Fund	UBS Securities LLC	467,975,673
Value Fund	Citigroup Global Markets Inc.	27,671,763
	Goldman Sachs & Co.	19,544,525

Proxy Voting

The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests Artisan Partners Funds may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

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In the following circumstances Artisan Partners may not vote a Fund’s proxy:

•	Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•	Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•	The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•	The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies; (iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

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Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners’ employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter where there is an actual or potential conflict of interest. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Partners Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”). Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, in the event an actual or potential conflict of interest has been identified, Artisan Partners will vote in accordance with Artisan Partners proxy voting guidelines on routine or corporate administrative matters, and with respect to non-routine matters, Artisan Partners will generally vote in accordance with the determination made by the proxy voting committee, which will consider the investment team’s recommended vote, any analysis available from the proxy service provider(s) and whether the proxy service provider(s) has a relationship with the issuer that could present a conflict of interest, the consistency of those recommendations with the proxy voting guidelines and any identified conflict of interest. Artisan Partners may vote in accordance with the recommendations of a proxy service provider, provided that such service provider provides research and analysis with respect to the issuer in question and the proxy voting committee has reason to believe the service provider is independent of the issuer. If the service provider does not meet those requirements, the proxy voting committee shall consider what course of action will serve the interests of Artisan Partners’ clients, including the Funds, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31

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of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Partners Funds’ website at www.artisanpartners.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and the conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Partners Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Partners Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Artisan Partners Fund may be provided to any person. In no case do Artisan Partners Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.

Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Partners Funds may determine for each Fund on Artisan Partners Funds’ website (www.artisanpartners.com.). On Artisan Partners Funds’ website, portfolio holdings information can be found at www.artisanpartners.com/individual-investors/news-insights/research-data/holdings.html. A complete list of portfolio holdings is also included in the reports Artisan Partners Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings

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also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Partners Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Partners Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Partners Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year). See the Funds’ prospectus for information on the Funds’ release of portfolio holdings information.

Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Partners Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Partners Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners (and its affiliates and service providers); Distributors; Kinetic Partners LLP; counsel to Artisan Partners Funds; Ernst & Young LLP, Artisan Partners Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank and Trust Company, Artisan Partners Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., Artisan Partners Funds’ sub-transfer agent; ISS (Institutional Shareholder Services) and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Artisan Partners Funds’ securities valuation service providers, which include The WM Company, Bloomberg, Interactive Data Corporation, Markit, Thomson Reuters, ITG, Inc. and Super Derivatives Inc.; Deloitte & Touche LLP, Artisan Partners Funds’ valuation consultant; Artisan Partners Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Diligent Board Member Services, Inc., Stark Media, The Marek Group, Essex Two Incorporated and Ripon Printers; and Cortland Capital Market Services LLC, a loan closing and settlement provider; (b) to broker-dealers or other counterparties, research or data providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or

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redemptions in-kind permitted under Artisan Partners Funds’ policy on purchases and redemptions in-kind.

Artisan Partners provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar or identical to the Funds’. These clients may therefore have substantially similar, and in certain cases nearly identical, portfolio holdings to those of certain Funds. These clients generally have access to current portfolio holding information for their accounts, but these clients may be subject to different portfolio holdings disclosure policies than the Funds, and neither Artisan Partners nor the board of directors of the Funds exercises control over such policies or disclosure. These clients do not necessarily owe Artisan Partners or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Partners Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.

Purchasing, Exchanging and Redeeming Shares

Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. You may, subject to the approval of Artisan Partners Funds, purchase Institutional, Advisor or Investor Shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with Artisan Partners Funds’ valuation policies. Should Artisan Partners Funds approve your purchase of a Fund’s shares with securities, Artisan Partners Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Partners Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Partners Funds at 800.344.1770.

Artisan High Income Fund imposes a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Fund uses the “first in, first out” method, but reserves the right, after notice to shareholders, to change that methodology.

Shares of each Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value”

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below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent and the 2% redemption fee (if applicable) imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

Institutional Shares do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other service that any intermediary may provide to its clients.

Each Fund reserves the right to waive or reduce the minimum initial investment requirement. Artisan High Income Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and may waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Fund’s criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Fund.

Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services to clients of the authorized agents. A Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. Artisan Partners or an affiliate, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund) and for distribution and marketing-related services. Such payments by Artisan Partners or an affiliate may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings. Although neither the Funds nor Artisan Partners nor any of its affiliates pay for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included.

Net Asset Value. Share purchase, exchange and redemption orders will be priced at a Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf. A Fund may reject a purchase or redemption order under certain circumstances, which are described in the Funds’ prospectus.

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The NAV of the Funds’ shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Partners Funds” for a description of the procedures used by the Funds to value securities and other assets. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the NYSE and the other market are open, several hours may have passed between the time when trading in the other market closed and the NYSE closes and the Funds calculate their NAVs.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in Artisan Partners Funds’ Valuation Procedures. Artisan Partners Funds’ valuation committee will value securities or other assets at a fair value determined in good faith under procedures established by and under the general supervision of Artisan Partners Funds’ board of directors, when, with respect to such securities or other assets (i) market quotations are not readily available, (ii) no approved pricing vendor price quotation is available or (iii) Artisan Partners Funds’ valuation committee believes that such quotations are not reliable indications of market value or fair value. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, among other things, there are no quotations, pricing data is not provided by an approved pricing vendor, the valuation committee believes that the quotation, price or market value resulting from Artisan Partners Funds’ Valuation Procedures does not reflect a fair value of the security or asset or the value of the security or asset might have been materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign equity securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security or asset used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by Artisan Partners or an affiliate as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

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Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken

< 1⁄2 of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.

= or > 1⁄2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Federal Income Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders such as tax-advantaged retirement plans, financial institutions or foreign persons (defined below). You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

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In General

Each Fund has elected or intends to elect and intends to qualify and to be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers in which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. Special rules potentially provide limited relief from the application of the rule generally requiring a regulated investment company to look through its 20% voting interest in a corporation, including a regulated investment company, to the assets thereof for purposes of the diversification test described in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income or gains that it distributes in a timely manner to shareholders in the form of dividends (including capital gain dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment for such year, then it would be required to pay taxes on its income and realized capital gains at corporate rates, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all

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distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders and might be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be properly taken into account after October 31 generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend (as defined below), its taxable income, and its earnings and profits, a regulated investment company is generally permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any taxable year, the amount thereof may, potentially subject to certain limitations, be carried forward to offset capital gains in subsequent taxable years, thereby reducing the amount the Fund would otherwise be required to distribute in such years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward,

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such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s available capital loss carryforwards, if any, are set forth in the Funds’ annual shareholder reports for each fiscal year.

In addition, under Code sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends (“capital gain dividends”) are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates relative to ordinary income, regardless of the length of time you have held your shares. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Long-term gains are generally those derived from securities held (or deemed to have been held) by a Fund for more than one year. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

Net capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. If a Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that are eligible to be taxed as qualified dividend income at the reduced rate generally is not permitted to exceed the amount of aggregate qualifying dividends received by that Fund. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) are eligible to be treated as qualified dividend income. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax

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information reports to its shareholders. Artisan High Income Fund does not expect a significant portion of its distributions to derive from qualified dividend income.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion is not permitted to exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Artisan High Income Fund does not expect a significant portion of its distributions to qualify for the dividends-received deduction.

To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either gains that are unrealized, or income or gains that are realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions, Sales and Exchanges of Fund Shares

Any gain or loss realized from a redemption, sale or exchange of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the taxable disposition of Fund shares held for six months or less, such loss will be treated as long-term, rather than short term, to the extent of capital gain dividends you have received (or are deemed to have received) with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares

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are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An exchange of shares of one Artisan Partners Fund for shares of another Artisan Partners Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.

For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Upon the redemption, sale or exchange of a Fund’s shares, the Fund (or, in the case of shares purchased through a financial intermediary, the financial intermediary) may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s prospectus for more information.

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of such an investment on their particular tax situations.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding generally is required if:

•	You fail to furnish your properly certified social security or other tax identification number;

•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain dividend or interest income;

•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or

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•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

The backup withholding rate is 28%.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Partners Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Partners Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Funds

A Fund may purchase the equity securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be treated as ordinary income regardless of how long the Fund holds its investment.

In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund generally may also elect to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. The “QEF election” and the “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

It is possible that a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) will give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the ordinary dividend paid by the Fund will be increased; if the result is a loss, the ordinary dividend paid by the Fund will be decreased. Foreign currency losses, if any, may result in a Fund having an overall net ordinary loss, and such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

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Income, gains and proceeds received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the end of its taxable year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax.

Investments by a Fund in certain debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year, thereby potentially requiring the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level U.S. federal income or excise tax.

A Fund’s investment in participation certificates, a form of derivative instrument, can affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in derivative instruments (e.g., forward contracts, options or futures), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities,

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thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax. In the alternative, if a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect Artisan High Income Fund’s and Artisan Global Opportunities Fund’s ability to qualify for treatment as a regulated investment company and avoid a Fund-level tax.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund’s investment (directly or indirectly) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding and tax payment responsibilities. Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides, and these regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs, or TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund that invests in a REIT may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from residual interests in REMICs or equity interests in TMPs as described above. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs and other tax-exempt investors should consult their tax advisors concerning the tax consequences of investing in a Fund.

Non-U.S. Investors

Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign shareholders”) properly reported as (1) capital gain dividends, (2) interest-related dividends and (3) short-term capital gain dividends, each as defined below and subject to certain conditions described below, are not subject to withholding of U.S. federal income tax.

The exemption from withholding for “interest-related dividends” generally applies with respect to distributions of U.S.-source interest income that, in general, would not have been

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subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders, but does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a United States shareholder, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a shareholder that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. The exemption from withholding for “short-term capital gain dividends” generally applies with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported as such by the Fund in a written notice to shareholders, but does not apply to (i) distributions to an individual foreign shareholder who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests, as described below. A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gains dividends as are eligible, but is not required to do so.

In the case of shares held by a foreign shareholder through an intermediary, the intermediary may withhold tax even if the regulated investment company reports a distribution as an interest-related or short-term capital gain dividend.

Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to foreign shareholders other than capital gain dividends, interest-related dividends and short-term capital gain dividends (e.g., dividends attributable to foreign source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

If a beneficial holder of Fund shares who or which is a foreign shareholder has a trade or business in the U.S. and income from a Fund received by such holder is effectively connected with the conduct of that trade or business, such income will be subject to U.S. federal net income taxation at regular income tax rates.

In the case of a foreign shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements

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relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding a Fund’s shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding a Fund’s shares through foreign entities should consult their tax advisers about their particular situation.

A beneficial holder of shares who or which is a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the capital gain dividend the foreign shareholder received (see below). Very generally, special tax rules would apply if a Fund were a qualified investment entity (“QIE”) because it either holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to, the proceeds of a sale of shares by, a greater-than-5% foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. Each Fund generally does not expect that it will be a QIE, so these special tax rules are not likely to apply. Foreign shareholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Certain Additional Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an

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IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199, is counsel to the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements of the Funds for the fiscal year ended September 30, 2015, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual report to shareholders, which was filed with the SEC on Form N-CSR on December 3, 2015 (Accession Number 0001193125-15-394425).

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PART C

OTHER INFORMATION

ITEM 28. Exhibits.

Exhibit Number	Description

(a)(1)	Amended and Restated Articles of Incorporation dated January 11, 2013. (kk)

(2)	Articles of Amendment dated December 17, 2013. (mm)

(3)	Articles of Amendment dated February 12, 2014. (nn)

(4)	Articles of Amendment dated March 12, 2015. (rr)

(5)	Articles of Amendment dated August 11, 2015. (tt)

(b)	Bylaws, as amended and restated, of the Registrant dated February 21, 2014. (oo)

(c)	None. (Registrant does not issue share certificates.)

(d)(1)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Fund. (a)

(2)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (a)

(3)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Fund. (b)

(4)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Small Cap Value Fund. (e)

(5)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Mid Cap Value Fund. (g)

(6)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Small Cap Fund. (i)

(7)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Value Fund. (k)

(8)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan International Fund. (p)

(9)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Value Fund. (q)

(10)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Emerging Markets Fund. (r)

(11)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Value Fund. (u)

(12)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Opportunities Fund. (y)

(13)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Equity Fund. (dd)

(14)	Amendment No. 1 to the Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Value Fund. (ee)

(15)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Small Cap Fund. (ll)

(16)	Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan High Income Fund. (pp)

(17)	Amended and Restated Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership. (qq)

(18)	Second Amended and Restated Investment Advisory Agreement between the Registrant and Artisan Partners Limited Partnership. (ss)

(e)(1)	Distribution Agreement between the Registrant and Artisan Partners Distributors LLC. (e)

(2)	Notification to Distributor regarding addition of Artisan Mid Cap Value Fund. (g)

(3)	Notification to Distributor regarding addition of Artisan International Small Cap Fund. (i)

(4)	Notification to Distributor regarding addition of Artisan International Value Fund. (k)

(5)	Notification to Distributor regarding addition of Artisan Value Fund. (q)

(6)	Notification to Distributor regarding addition of Artisan Emerging Markets Fund. (r)

(7)	Notification to Distributor regarding addition of Artisan International Value Fund – Institutional Shares. (t)

(8)	Notification to Distributor regarding addition of Artisan Global Value Fund. (v)

(9)	Notification to Distributor regarding addition of Artisan Emerging Markets Fund – Advisor Shares. (x)

(10)	Notification to Distributor regarding addition of Artisan Global Opportunities Fund. (z)

(11)	Amendment No. 1 to Distribution Agreement between the Registrant and Artisan Partners Distributors LLC. (bb)

(12)	Notification to Distributor regarding addition of Artisan Global Equity Fund. (dd)

(13)	Notification to Distributor regarding addition of Artisan Global Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares. (ff)

(14)	Notification to Distributor regarding addition of Artisan Mid Cap Value Fund – Institutional Shares and Artisan Small Cap Value Fund – Institutional Shares. (gg)

(15)	Notification to Distributor regarding addition of Artisan Small Cap Fund – Institutional Shares. (hh)

(16)	Notification to Distributor regarding addition of Artisan Global Value Fund – Institutional Shares. (jj)

(17)	Notification to Distributor regarding addition of Artisan Global Small Cap Fund. (ll)

(18)	Notification to Distributor regarding addition of Artisan High Income Fund. (pp)

(19)	Notification to Distributor regarding redesignation of Artisan Emerging Markets Fund – Advisor Shares as Investor Shares. (pp)

(20)	Notification to Distributor regarding addition of Artisan Global Opportunities Fund – Advisor Shares, Artisan Global Value Fund – Advisor Shares, Artisan International Fund – Advisor Shares, Artisan International Value Fund – Advisor Shares, Artisan Mid Cap Fund – Advisor Shares, Artisan Mid Cap Value Fund – Advisor Shares, and Artisan Value Fund – Advisor Shares. (pp)

(21)	Amended and Restated Distribution Agreement between the Registrant and Artisan Partners Distributors LLC. (qq)

(22)	Second Amended and Restated Distribution Agreement between the Registrant and Artisan Partners Distributors LLC. (ss)

(23)	Revised Schedule to Second Amended and Restated Distribution Agreement as of August 11, 2015. (tt)

(f)	None.

(g)(1)	Custodian Agreement and Accounting Services Agreement between the Registrant and State Street Bank and Trust Company. (a)

(2)	Notification to Custodian regarding addition of Artisan Mid Cap Fund. (b)

(3)	Notification to Custodian regarding addition of Artisan Small Cap Value Fund. (c)

(4)	Amendment No. 1 to Custodian Agreement. (e)

(5)	Notification to Custodian regarding addition of Artisan Mid Cap Value Fund. (g)

(6)	Notification to Custodian regarding addition of Artisan International Small Cap Fund. (i)

(7)	Notification to Custodian regarding addition of Artisan International Value Fund. (m)

(8)	Amendment No. 2 to Custodian Agreement. (m)

(9)	Notification to Custodian regarding addition of Artisan Value Fund. (q)

(10)	Notification to Custodian regarding addition of Artisan Emerging Markets Fund. (r)

(11)	Notification to Custodian regarding addition of Artisan Global Value Fund. (v)

(12)	Notification to Custodian regarding addition of Artisan Global Opportunities Fund. (z)

(13)	Amendment to the Custodian Agreement. (bb)

(14)	Notification to Custodian regarding addition of Artisan Global Equity Fund. (dd)

(15)	Notification to Custodian regarding addition of Artisan Global Small Cap Fund. (ll)

(16)	Notification to Custodian regarding addition of Artisan High Income Fund. (pp)

(17)	Amendment to Custodian Agreement. (pp)

(18)	Notification to Custodian regarding addition of Artisan Developing World Fund. (tt)

(h)(1)	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (h)

(2)	Notification to Transfer Agent regarding addition of Artisan International Small Cap Fund. (i)

(3)	Notification to Transfer Agent regarding addition of Artisan International Value Fund. (l)

(4)	Letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company. (m)

(5)	Amendment No. 1 to Transfer Agency and Service Agreement. (n)

(6)	October 1, 2003 amendment to letter agreement dated July 24, 2002 between the Registrant and State Street Bank and Trust Company. (o)

(7)	Notification to Transfer Agent regarding addition of Artisan Value Fund. (q)

(8)	Notification to Transfer Agent regarding addition of Artisan Emerging Markets Fund. (r)

(9)	Notification to Transfer Agent regarding addition of Artisan International Value Fund – Institutional Shares. (t)

(10)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (t)

(11)	Notification to Transfer Agent regarding addition of Artisan Global Value Fund. (v)

(12)	Notification to Transfer Agent regarding addition of Artisan Emerging Markets Fund – Advisor Shares. (x)

(13)	Notification to Transfer Agent regarding addition of Artisan Global Opportunities Fund. (z)

(14)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (aa)

(15)	Notification to Transfer Agent regarding addition of Artisan Global Equity Fund. (dd)

(16)	Notification to Transfer Agent regarding addition of Artisan Global Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares. (ff)

(17)	Notification to Transfer Agent regarding addition of Artisan Mid Cap Value Fund – Institutional Shares and Artisan Small Cap Value Fund – Institutional Shares. (gg)

(18)	Notification to Transfer Agent regarding addition of Artisan Small Cap Fund – Institutional Shares. (hh)

(19)	Notification to Transfer Agent regarding addition of Artisan Global Value Fund – Institutional Shares. (jj)

(20)	Notification to Transfer Agent regarding addition of Artisan Global Small Cap Fund. (ll)

(21)	Notification to Transfer Agent regarding addition of Artisan High Income Fund. (pp)

(22)	Notification to Transfer Agent regarding redesignation of Artisan Emerging Markets Fund – Advisor Shares as Investor Shares. (pp)

(23)	Notification to Transfer Agent regarding addition of Artisan Global Opportunities Fund – Advisor Shares, Artisan Global Value Fund – Advisor Shares, Artisan International Fund – Advisor Shares, Artisan International Value Fund – Advisor Shares, Artisan Mid Cap Fund – Advisor Shares, Artisan Mid Cap Value Fund – Advisor Shares and Artisan Value Fund – Advisor Shares. (pp)

(24)	Amendment to Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company. (qq)

(25)	Notification to Transfer Agent regarding addition of Artisan Developing World Fund. (tt)

(26)	Notification to Transfer Agent regarding addition of Artisan Global Equity Fund – Institutional Shares. (uu)

(i)(1)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Small Cap Fund – Investor Shares and Artisan International Fund – Institutional Shares and Investor Shares (aa)

(2)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund. (b)

(3)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Small Cap Value Fund. (c)

(4)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Fund – Institutional Shares. (d)

(5)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Value Fund – Investor Shares. (f)

(6)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Small Cap Fund – Investor Shares. (g)

(7)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Value Fund – Investor Shares. (j)

(8)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Value Fund – Investor Shares. (q)

(9)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Emerging Markets Fund – Institutional Shares. (r)

(10)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan International Value Fund – Institutional Shares. (t)

(11)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Value Fund – Investor Shares. (v)

(12)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Emerging Markets Fund – Advisor Shares. (x)

(13)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Opportunities Fund – Investor Shares. (z)

(14)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Equity Fund – Investor Shares. (dd)

(15)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Opportunities Fund – Institutional Shares and Artisan Value Fund – Institutional Shares. (ff)

(16)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Mid Cap Value Fund – Institutional Shares and Artisan Small Cap Value Fund – Institutional Shares. (gg)

(17)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Small Cap Fund – Institutional Shares. (hh)

(18)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Value Fund – Institutional Shares. (jj)

(19)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Small Cap Fund – Investor Shares. (ll)

(20)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Emerging Markets Fund – Investor Shares. (nn)

(21)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan High Income Fund. (pp)

(22)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Opportunities Fund – Advisor Shares, Artisan Global Value Fund – Advisor Shares, Artisan International Fund – Advisor Shares, Artisan International Value Fund – Advisor Shares, Artisan Mid Cap Fund – Advisor Shares, Artisan Mid Cap Value Fund – Advisor Shares and Artisan Value Fund – Advisor Shares. (qq)

(23)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Developing World Fund. (ss)

(24)	Opinion and consent of Godfrey & Kahn, S.C. relating to Artisan Global Equity Fund – Institutional Shares. (uu)

(25)	Consent of Godfrey & Kahn, S.C. Filed herewith.

(j)(1)	Consent of Ropes & Gray LLP. Filed herewith.

(2)	Consent of independent registered public accounting firm. Filed herewith.

(k)	None.

(l)(1)	Subscription Agreement between the Registrant and Andrew A. Ziegler and Carlene Murphy Ziegler relating to Artisan Small Cap Fund. (a)

(2)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Value Fund. (q)

(3)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Emerging Markets Fund. (s)

(4)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Value Fund. (w)

(5)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Opportunities Fund. (cc)

(6)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Equity Fund. (dd)

(7)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Global Small Cap Fund. (ll)

(8)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan High Income Fund. (qq)

(9)	Subscription Agreement between the Registrant and Artisan Partners Limited Partnership relating to Artisan Developing World Fund. (tt)

(m)	None.

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. (tt)

(p)(1)	Artisan Partners Funds, Inc. Code of Ethics for Directors. (ii)

(2)	Artisan Partners Code of Ethics and Insider Trading Policy. (tt)

(99)(a)	Powers of Attorney for the Directors of Artisan Partners Funds, Inc. Filed herewith.

(a)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 3 to Registrant’s registration statement, Securities Act file number 33-88316 (the “Registration Statement”), filed on November 27, 1995.
(b)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 6 to the Registration Statement, filed on April 11, 1997.
(c)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 7 to the Registration Statement, filed on June 6, 1997.
(d)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 12 to the Registration Statement, filed on April 28, 2000.
(e)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 13 to the Registration Statement, filed on October 31, 2000.
(f)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 14 to the Registration Statement, filed on November 30, 2000.
(g)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 16 to the Registration Statement, filed on September 4, 2001.
(h)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 17 to the Registration Statement, filed on October 29, 2001.
(i)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 18 to the Registration Statement, filed on June 6, 2002.
(j)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 19 to the Registration Statement, filed on June 7, 2002.
(k)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 20 to the Registration Statement, filed on August 21, 2002.
(l)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 21 to the Registration Statement, filed on October 29, 2002.
(m)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 22 to the Registration Statement, filed on September 26, 2003.
(n)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 23 to the Registration Statement, filed on January 28, 2004.

(o)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 24 to the Registration Statement, filed on November 30, 2004.
(p)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 25 to the Registration Statement, filed on December 1, 2005.
(q)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 28 to the Registration Statement, filed on March 21, 2006.
(r)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 31 to the Registration Statement, filed on June 26, 2006.
(s)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 32 to the Registration Statement, filed on August 4, 2006.
(t)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 33 to the Registration Statement, filed on September 26, 2006.
(u)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 35 to the Registration Statement, filed on September 11, 2007.
(v)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 36 to the Registration Statement, filed on December 3, 2007.
(w)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 37 to the Registration Statement, filed on January 28, 2008.
(x)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 39 to the Registration Statement, filed on April 14, 2008.
(y)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 40 to the Registration Statement, filed on June 18, 2008.
(z)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 41 to the Registration Statement, filed on August 29, 2008.
(aa)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 42 to the Registration Statement, filed on January 28, 2009.
(bb)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 43 to the Registration Statement, filed on November 25, 2009.
(cc)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 44 to the Registration Statement, filed on January 13, 2010.

(dd)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 46 to the Registration Statement, filed on March 26, 2010.
(ee)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 48 to the Registration Statement, filed on January 28, 2011.
(ff)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 51 to the Registration Statement, filed on July 25, 2011.
(gg)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 55 to the Registration Statement, filed on January 30, 2012.
(hh)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 58 to the Registration Statement, filed on April 27, 2012.
(ii)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 59 to the Registration Statement, filed on May 9, 2012.
(jj)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 61 to the Registration Statement, filed on July 6, 2012.
(kk)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 63 to the Registration Statement, filed on January 11, 2013.
(ll)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 70 to the Registration Statement, filed on June 21, 2013.
(mm)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 72 to the Registration Statement, filed on December 18, 2013.
(nn)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 74 to the Registration Statement, filed on February 14, 2014.
(oo)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 76 to the Registration Statement, filed on February 21, 2014.
(pp)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 77 to the Registration Statement, filed on February 28, 2014.
(qq)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 85 to the Registration Statement, filed on January 28, 2015.
(rr)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 87 to the Registration Statement, filed on March 13, 2015.
(ss)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 88 to the Registration Statement, filed on May 26, 2015.

(tt)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 90 to the Registration Statement, filed on August 12, 2015.
(uu)	Previously filed. Incorporated by reference to the exhibit filed with post-effective amendment no. 91 to the Registration Statement, filed on September 30, 2015.

ITEM 29. Persons Controlled by or Under Common Control With Registrant.

None.

ITEM 30. Indemnification.

Article VIII of Registrant’s Amended and Restated Articles of Incorporation and Article IX of Registrant’s Bylaws (Exhibits (a)(1) through (b), which are incorporated herein by reference) provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors and officers to the fullest extent that indemnification of directors and officers is permitted by the Wisconsin Statutes. The Board of Directors may by bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Wisconsin Statutes; provided however, that nothing therein shall be construed to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant will not advance attorneys’ fees or other expenses incurred by the person to be indemnified unless the Registrant shall have received an undertaking by or on behalf of such person to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one of the following conditions shall have occurred: (i) such person shall provide security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall have determined that based on a review of readily available facts there is reason to believe that such person ultimately will be found entitled to indemnification.

Registrant and its directors and officers are insured under policies of insurance maintained by Registrant, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

The Registrant also has entered into indemnification agreements with each of its directors. The indemnification agreements provide that the Registrant will indemnify and advance expenses to the director if the director is or is threatened to be made a party to a proceeding by reason of the director’s corporate status, to the fullest extent permitted by applicable law. The indemnification agreements specifically provide that a director will not be indemnified for any acts or omissions giving rise to any claims asserted against the director that constituted “disabling conduct” (e.g., willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office).

ITEM 31. Business and Other Connections of Investment Adviser.

The information in the prospectus under the caption “Organization, Management & Management Fees” and in the statement of additional information under the caption “Investment Advisory Services” is incorporated herein by reference. The principal executives of Artisan Partners Limited Partnership (“Artisan Partners”) are: Eric R. Colson, President and Chief Executive Officer; Charles J. Daley, Jr., Chief Financial Officer and Treasurer; James S. Hamman, Jr., Vice President and Assistant Secretary; Sarah A. Johnson, Vice President and Secretary; Michelle L. Klein, Assistant Treasurer; Dean J. Patenaude, Vice President; Gregory K. Ramirez, Vice President and Assistant Treasurer; and Blake A. Rigel, Assistant Treasurer. For a description of other business, profession, vocation or employment of a substantial nature in which any officer of Artisan Partners, except Mr. Daley, Mr. Hamman, Ms. Klein, Mr. Patenaude and Mr. Rigel, has engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption “Directors and Officers” in the statement of additional information. In addition to being Managing Directors of Artisan Partners, Mr. Daley serves as the Chief Financial Officer and Treasurer of Artisan Investments GP LLC (“Artisan Investments”), the general partner of Artisan Partners, Mr. Hamman serves as Vice President and Assistant Secretary of Artisan Investments, and Mr. Patenaude serves as Vice President of Artisan Investments. Ms. Klein and Mr. Rigel serve as Assistant Treasurers of Artisan Investments.

ITEM 32. Principal Underwriters.

(a) Artisan Partners Distributors LLC acts as principal underwriter for Artisan Partners Funds, Inc.

(b) Set forth below is the information required for each officer of Artisan Partners Distributors LLC. The principal business address of each officer of Artisan Partners Distributors LLC is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Gregory K. Ramirez	Chairman and President	Chief Financial Officer, Vice President and Treasurer
Michael C. Roos	Vice President	None
Michelle L. Klein	Chief Financial Officer, Vice President and Treasurer	None
Sarah A. Johnson	Vice President and Secretary	General Counsel, Vice President and Secretary
Dean J. Patenaude	Vice President	None
Brooke J. Billick	Chief Compliance Officer	Chief Compliance Officer

(c)	There are no commissions or other compensation received from the Registrant directly or indirectly, by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of an affiliated person.

ITEM 33. Location of Accounts and Records.

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained as follows:

(1)	State Street Bank and Trust Company

Crown Colony Office Park

1200 Crown Colony Drive

Quincy, Massachusetts 02169

(2)	Artisan Partners Limited Partnership (on its own behalf, or on behalf of Artisan Partners Funds, Inc. or Artisan Partners Distributors LLC)

875 East Wisconsin Avenue, Suite 800

Milwaukee, Wisconsin 53202

777 East Wisconsin Ave, Suite 1200

Milwaukee, Wisconsin 53202

c/o Iron Mountain

5170 S. 6th Street

Milwaukee, Wisconsin 53221

(3)	Boston Financial Data Services

30 Dan Road

Canton, Massachusetts 02021

(4)	Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199

ITEM 34. Management Services.

Not applicable.

ITEM 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, and the State of California on the 28th day of January, 2016.

ARTISAN PARTNERS FUNDS, INC.

By:	/s/ Eric R. Colson
Eric R. Colson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Eric R. Colson	President, Chief Executive Officer (principal executive officer) and Director	January 28, 2016
Eric R. Colson

/s/ David A. Erne*	Director	January 28, 2016
David A. Erne

/s/ Gail L. Hanson*	Director	January 28, 2016
Gail L. Hanson

/s/ Thomas R. Hefty*	Director	January 28, 2016
Thomas R. Hefty

/s/ Peter M. Lebovitz*	Director	January 28, 2016
Peter M. Lebovitz

/s/ Patrick S. Pittard*	Director	January 28, 2016
Patrick S. Pittard

/s/ R. Scott Trumbull*	Director	January 28, 2016
R. Scott Trumbull

/s/ Gregory K. Ramirez	Chief Financial Officer, Vice President and Treasurer (principal financial and accounting officer)	January 28, 2016
Gregory K. Ramirez

By:	/s/ George B. Raine
George B. Raine
* By George B. Raine, Attorney-in-Fact, pursuant to powers of attorney filed herewith

Index of Exhibits Filed with this Registration Statement

Exhibit Number	Description

(i)(25)	Consent of Godfrey & Kahn, S.C.

(j)(1)	Consent of Ropes & Gray LLP.

(j)(2)	Consent of independent registered public accounting firm.

(99)(a)	Powers of Attorney for the Directors of Artisan Partners Funds, Inc.